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                                                                   EXHIBIT 10.18








                      LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                                WBT HOLDINGS LLC



                         DATED AS OF FEBRUARY 10, 2000






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                               TABLE OF CONTENTS

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                                   ARTICLE I

                                  DEFINITIONS...........................  3
1.1      Certain Defined Terms .........................................  3

                                   ARTICLE II

                         THE LIMITED LIABILITY COMPANY ................. 23

2.1      Formation ..................................................... 23
2.2      Name .......................................................... 23
2.3      Business Purposes ............................................. 23
2.4      Company Powers ................................................ 23
2.5      Registered Office and Agent ................................... 24
2.6      Term .......................................................... 25
2.7      Principal Place of Business ................................... 25
2.8      Title to Company Property ..................................... 25
2.9      Business Transactions of the Members and Managers with the
         Company ....................................................... 25
2.10     Fiscal Year ................................................... 25

                                  ARTICLE III

                                  THE MEMBERS .......................... 25

3.1      The Members ................................................... 25
3.2      Member Meetings ............................................... 26
3.3      No Liability of Members ....................................... 26
3.4      Power to Bind the Company ..................................... 27
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                                   ARTICLE IV
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                           MANAGEMENT OF THE COMPANY.......................   27


4.1      Voting Matters....................................................   27
4.2      Designation of Managers...........................................   28
4.3      Replacement of Nominees...........................................   28
4.4      Calling Special Meetings for the Removal of Nominees..............   29
4.5      Calling Special Meetings for the Enforcement of Corporate
         Governance Provisions.............................................   29
4.6      Removal for Cause.................................................   29
4.7      Management By Board of Managers...................................   29
4.8      Meetings of the Board.............................................   30
4.9      Power to Bind Company.............................................   30
4.10     Officers and Related Persons......................................   31
4.11     Committees........................................................   31
4.12     Special Provisions Relating to Affiliate Corp.....................   31
4.13     Management of the Company by Manager Following LLC
         IPO Event.........................................................   32
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                                   ARTICLE V
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                      CAPITAL STRUCTURE AND CONTRIBUTIONS..................   34

5.1      Authorized Units..................................................   34
5.2      Classes of Common Units; Rights and Privileges....................   35
5.3      Issuance of Units.................................................   41
5.4      Certificates......................................................   44
5.5      Capital Contributions.............................................   45
5.6      Additional Contributions..........................................   45
5.7      Maintenance of Capital Accounts...................................   45
5.8      Allocation of Profits and Losses..................................   46
5.9      Allocation Periods................................................   48
5.10     Transfer of or Change in Interests................................   48
5.11     Tax Allocations...................................................   48
5.12     Determinations by Board...........................................   50
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                                   ARTICLE VI
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                                 DISTRIBUTIONS.............................   51

6.1      No Right to Demand Distributions..................................   51
6.2      Ordinary Distributions............................................   51
6.3      Restrictions on Distributions.....................................   52
6.4      Withholding.......................................................   52
6.5      Tax Distributions.................................................   53
6.6      Final Distribution................................................   54
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                                  ARTICLE VII
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                                    ACCOUNTS...............................   54

7.1      Books.............................................................   54
7.2      Reports...........................................................   54
7.3      Federal Tax Matters...............................................   54
7.4      Special Basis Adjustment..........................................   55
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                                  ARTICLE VIII
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                            TRANSFERS AND EXCHANGES........................   55

8.1      Restrictions on Transfer..........................................   55
8.2      Involuntary Transfers.............................................   56
8.3      Transfer Restrictions Arising from Investor Pledge
         Agreement.........................................................   57
8.4      Exchange of Units.................................................   57
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                                   ARTICLE IX

                                TAG-ALONG RIGHTS............................. 59

9.1      Tag-Along Rights Generally.......................................... 59
9.2      Allocation of Tag-Along Units....................................... 60
9.3      Transfer Mechanics.................................................. 60
9.4      Transfers to Third Parties after Members Decline
         Tag-Along Rights.................................................... 61
9.5      Exceptions to Tag-Along Rights...................................... 61

                                   ARTICLE X
                       RIGHTS TO DIRECT SALE OR IPO EVENT.................... 62

10.1     Rights to Direct Sale Generally..................................... 62
10.2     Directed Sale Pursuant to a Sale of Units........................... 62
10.3     Directed Sale Other Than Pursuant to a Sale of Units................ 64
10.4     Cooperation in Connection with Directed Sale........................ 65
10.5     Notice of Consummation of Directed Sale............................. 65
10.6     Rights to Compel Directed Conversion................................ 66
10.7     Rights to Compel IPO Event.......................................... 67
10.8     Special Provisions Relating to Blocker Corporation.................. 68

                                   ARTICLE XI

                    PUT AND CALL RIGHTS ON MANAGEMENT UNITS.................. 69

11.1     Put and Call Rights................................................. 69
11.2     Obligation to Sell Several.......................................... 73
11.3     Deferral of Purchases............................................... 73
11.4     Payment for Units................................................... 74
11.5     Miscellaneous....................................................... 74
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                                  ARTICLE XII

                              REGISTRATION RIGHTS............................ 75

12.1     Demand Registration Rights.......................................... 75
12.2     Piggyback Registration Rights....................................... 77
12.3     Priority in Piggyback Registrations................................. 79
12.4     Expenses............................................................ 80
12.5     Restrictions on Public Sale by Members and Company.................. 80
12.6     Indemnification by the Company...................................... 81
12.7     Indemnification by the Members and Underwriters..................... 82
12.8     Notices of Claims, Etc. ............................................ 83
12.9     Other Indemnification............................................... 84
12.10    Registration Procedure.............................................. 84
12.11    Rule 144............................................................ 88

                                  ARTICLE XIII

                               PREEMPTIVE RIGHTS............................. 88

13.1     Preemptive Rights................................................... 88

                                  ARTICLE XIV

                               ADDITIONAL MEMBERS............................ 90

14.1     Transferee of Members of the Company................................ 90
14.2     New Members......................................................... 91
14.3     Supplemental Agreements............................................. 91
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                                   ARTICLE XV

                           EVENTS OF DISSOLUTION ..............................................   92

15.1     Dissolution ..........................................................................   92


                                  ARTICLE XVI

                           TERM; TERMINATION ..................................................   92

16.1     Term .................................................................................   92
16.2     Liquidation ..........................................................................   93
16.3     Final Accounting .....................................................................   94
16.4     Cancellation of Certificate ..........................................................   94


                                  ARTICLE XVII

                           EXCULPATION AND INDEMNIFICATION ....................................   94

17.1     Exculpation ..........................................................................   94
17.2     Indemnification ......................................................................   94


                                 ARTICLE XVIII

                           MISCELLANEOUS ......................................................   95

18.1     Financial Information ................................................................   95
18.2     Confidentiality ......................................................................   95
18.3     Specific Performance .................................................................   96
18.4     Consent to Jurisdiction, Service of Process; Venue ...................................   96
18.5     Attorneys' Fees ......................................................................   97
18.6     Headings; Construction ...............................................................   97
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18.7     No Third Party Beneficiaries ...........................................................   97
18.8     Entire Agreement .......................................................................   98
18.9     Notices ................................................................................   98
18.10    APPLICABLE LAW .........................................................................   99
18.11    Severability ...........................................................................   99
18.12    Successors; Assigns; Transferee; Amendments; Waivers ...................................  100
18.13    Defaults; No Circumvention of Agreement ................................................  100
18.14    Further Assurances .....................................................................  101
18.15    Counterparts ...........................................................................  101
18.16    Recapitalization, etc. .................................................................  101
18.17    Limited Liability Company ..............................................................  101









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                      LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                                WBT HOLDINGS LLC


         This LIMITED LIABILITY COMPANY AGREEMENT (the "AGREEMENT") of WBT Holdings LLC (the "COMPANY") is effective as of February 10, 2000 (the "EFFECTIVE DATE"), by and among U.S. Equity Partners, L.P., a Delaware limited partnership ("U.S. EQUITY PARTNERS"), a Delaware corporation formed by U.S. Equity Partners (Offshore), L.P. ("OFFSHORE"), WBT CORP., a Delaware corporation ("WBT CORP."), the Persons (as defined in Section 1.1) listed in the Schedule of Management Members attached hereto (such Persons together with any employees of the Company or its Subsidiaries (as defined in Section 1.1) who become parties to this Agreement pursuant to the terms and conditions of this Agreement and each of their respective Permitted Transferees (as defined in Section 1.1) are referred to herein, collectively, as the "MANAGEMENT MEMBERS"), and such other Persons listed in the Schedule of Non-Management Members attached hereto or who or which become parties to this Agreement pursuant to the terms and conditions of this Agreement, including without limitation the Co-Investors (as defined in Section 1.1) and each of their respective Permitted Transferees (collectively, the "NON-MANAGEMENT MEMBERS"). U.S. Equity Partners, Offshore, the U.S. Equity Group Affiliates (as defined in Section 1.1) and their respective Permitted Transferees, shall be referred to collectively in this Agreement as the "U.S. EQUITY GROUP."


                                    RECITALS

         WHEREAS, the Company was organized by U.S. Equity Partners as a limited liability company pursuant to the Delaware Limited Liability Company Act (as amended from time to time, the "ACT"), on or about January 18, 2000;

         WHEREAS, pursuant to the terms and conditions of a Subscription Agreement (the "U.S. EQUITY SUBSCRIPTION AGREEMENT") dated the date hereof, by and between U.S. Equity Partners and the Company, U.S. Equity Partners has agreed to invest the amount set forth opposite such Member's name on such Member's

Schedule, in exchange for the amount of Class A Common Units (as defined in Section 5.2(a)) set forth opposite such Member's name on such schedule;

         WHEREAS, pursuant to the terms and conditions of a Subscription Agreement (the "OFFSHORE SUBSCRIPTION AGREEMENT") dated the date hereof, by and between Offshore and the Company, Offshore has agreed to invest the amount set forth opposite such Member's name on such Member's Schedule, in exchange for the amount of Class A Common Units set forth opposite such Member's name on such schedule;

         WHEREAS, pursuant to the terms and conditions of a Subscription Agreement (the "WBT Subscription Agreement") dated the date hereof, by and between WBT Corp. and the Company, WBT has agreed to invest $1,000 in exchange for the amount of Class A Units set forth opposite such Member's name on such schedule;

         WHEREAS, pursuant to the terms and conditions of the Subscription Agreements (the "OTHER SUBSCRIPTION AGREEMENTS," and together with the U.S. Equity Subscription Agreement, the WBT Subscription Agreement and the Offshore Subscription Agreement, the "SUBSCRIPTION AGREEMENTS") dated the date hereof, by and between each of the Members other than WBT, U.S. Equity Partners and Offshore and the Company, respectively, such Members have agreed to invest the amount set forth opposite such Member's name on the appropriate Member Schedule, in exchange for the amount of Class A Common Units) set forth opposite the Co-Investor's name on such schedule;

         WHEREAS, after the Closing (as defined in Section 1.1), the Company may agree to sell Units and grant Options (as defined in Section 1.1) to managers and employees of the Company and its Subsidiaries, such Options to be subject to the terms (including performance criteria) set forth in the Company Option Plan (as defined in Section 1.1) and, upon the purchase of such Units or the grant of such Options, such employees will, to the extent they are not otherwise parties hereto, become subject to certain restrictions contained herein and, upon the purchase of such Units or the exercise of such Options, such employees will, to the extent they are not otherwise parties hereto, become parties to this Agreement pursuant to Article XIV;

         WHEREAS, in consideration for the key services provided by Messrs. Terry Nulty, Howard Cohen, and Paul Krause, the Company shall issue the amount of Restricted Units (as defined in Section 5.2(f)) of Class A Common Units set forth opposite each such Member's name on the Schedule of Management Members (collectively, "Key Managers");

         WHEREAS, after the Closing, the Company may offer and sell additional Units to certain other persons and to employees of the Company and its Subsidiaries and such persons and employees will, to the extent they are not otherwise parties hereto, become parties to this Agreement pursuant to Article XIV;

         WHEREAS, after the Closing and for a period of one year thereafter, WP Education Holdings, L.L.C., a Delaware limited liability company, will have the right on behalf of the Members on the date of this Agreement to subscribe for additional Units pro rata (based upon each such Member's Unit Percentage as of the date of this Agreement) for each such Member; and

         WHEREAS, WBT Corp. has been established in the anticipation of (i) effecting an initial public offering of its stock and contributing the net cash proceeds from such initial public offering to the Company in exchange for Units of the Company and (ii) issuing shares of its stock or other equity securities pursuant to the Company Option Plan.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         1.1 Certain Defined Terms. As used herein, the following terms shall have the meanings set forth below:

         "ACT" shall have the meaning set forth in the Recitals.

         "ACTIONS" shall have the meaning set forth in Section 18.4


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

         "AFFILIATE" or "AFFILIATE" shall mean, with respect to any specified Person, (x) any director or officer of, or any Person that beneficially owns at least 5% of the capital stock or other equity interests of, such specified Person, or (y) any other Person directly or indirectly controlling, controlled by, or under common control with, such specified Person, at any time during the period for which the determination of affiliation is being made; provided that in the case of a Person who is an individual, such terms shall also include members of such specified Person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act).

         "AFFILIATE CORP." shall mean WBT Corp. or any other Affiliate of the Company that may issue indirect equity interests in the Company to the public through a Registration, or any successor or assign thereof.

         "AGENT" shall mean Fleet National Bank, in its capacity as agent for itself and certain other lenders under the Investor Pledge Agreement.

         "AGREEMENT" shall have the meaning set forth in the Preamble.

         "ASSET PURCHASE AGREEMENT" shall mean the Purchase Agreement by and between WP Education Holdings LLC, a Delaware limited liability company and an Affiliate of the Company, and ZD Inc. dated as of November 17, 1999, as amended from time to time.


         "ASSUMED TAX RATE" shall mean, with respect to each Member (or Person whose tax liability is determined by reference to the income of a Member), a rate equal to 50% for ordinary income and 30% for long-term capital gains.

         "BANKRUPTCY" shall mean, with respect to any Person, the occurrence of any of the following events: (a) the filing by such Person of a petition in bankruptcy or for relief under applicable bankruptcy laws; (b) the filing against such Person of any such petition (unless such petition is dismissed within 90 days from the date of filing thereof); (c) entry against such Person of an order for relief under applicable bankruptcy laws; (d) written admission by such Person of its inability to pay its debts as they mature, or an assignment by such Person for the benefit of creditors; or (e) appointment of a trustee, conservator or receiver for the property or affairs of such Person.

         "BLOCKER CORPORATION" shall mean each Member which was formed for purposes of holding the interests of a non-U.S. investor.

         "BONA FIDE OFFER" shall mean any offer by a Third Party in writing, setting forth a specific purchase price and other material terms and a closing date of no more than 60 days therefrom, subject to satisfaction of the conditions set forth therein, which is fully financed and not subject to any material conditions.

         "BOOK VALUE" shall mean, (x) as to each Unit, the sum of (i) $4.00 and
(ii) the increase (or the decrease) in the book value per Unit (as determined in accordance with GAAP, calculated on a Fully-Diluted Basis) for the period commencing on the first day of the first fiscal quarter of the Company following the date hereof through and until the last day of the fiscal quarter of the Company immediately preceding the date on which book value shall be determined, and (y) as to Units subject to an Option, the positive difference between the book value as calculated pursuant to clause (x) of this definition and the applicable exercise price per Unit of such Option.

         "BOARD" shall mean the board of Managers of the Company as described in
Article IV, consisting of those Managers who are elected by the Members from time to time (or, with respect to Managers appointed to fill vacancies on the board of Managers, by a majority of the remaining Managers) to serve on the board pursuant to Article IV.

         "BUSINESS DAY" shall mean any calendar day which is not a Saturday, Sunday or public holiday under the laws of the State of New York.

         "BUSINESS OF THE COMPANY" for the purposes of this Agreement, means the business, conduct or activity of developing, marketing, and providing (i) technology-based training and information with regard to information technology and other professional and business-related matters, through the Internet, CD-ROM, Intranet, and other electronic media conducted by or on behalf of the Company and (ii)(A) printed training materials and information with regard to information technology and other professional and business-related matters, including through print courseware, journals, and newsletters, and (B) live, in-person instructor-led classroom training conducted, by or on behalf of the Company.

         "CALL RIGHT" shall have the meaning set forth in Section 11.3(b).

         "CAPITAL ACCOUNT" shall mean the account maintained for a Member or Assignee determined in accordance with Article V.

         "CAPITAL ACCOUNT PER COMMON UNIT" shall mean, at the time of any determination thereof, the number obtained by dividing (i) the total Capital Accounts of the Company attributable to Common Units (taking into account any adjustments under Section 5.7(b) but excluding the Capital Contribution or grant of Units being made which give rise to such determination and excluding the portion of the Capital Accounts associated with Underfunded Units) by (ii) the total outstanding Common Units of the Company (excluding the Underfunded Units to be issued to such Person and all other Underfunded Units) at the time of issuance of such Underfunded Unit.

         "CAPITAL ACCOUNT SHORTFALL" shall mean, with respect to each Underfunded Unit, the greater of (A) the difference between (x) the amount of such Person's Capital Contribution to the Company in exchange for (or subsequently, in respect of) such Underfunded Unit and (y) Capital Account Per Common Unit and (B) the amount set by the Company at the time of the issuance or grant of any such Underfunded Units.

         "CAPITAL CONTRIBUTION" shall mean any contribution of cash, property or services to the Company or the obligation to contribute cash, property or services to the Company made by or on behalf of a Member, initially in the amounts set forth on the schedules hereto, and as determined by the Board at the time of any subsequent issuance or grant of Units.

         "CAUSE" when used in connection with the termination of employment of any Management Member by the Company or any Subsidiaries of the Company, shall mean (i) "cause" as defined in such Management Member's most recent employment or Option Agreement with the Company as the same may have been modified or amended or (ii) if there has been no employment or Option Agreement between such Management Member and the Company or if such term is not defined therein, a termination due to a finding by the Board in good faith that such Management Member has: (a) materially failed, neglected or refused to perform his duties hereunder (including, without limitation, the Management Member's inability to perform such duties as a result of alcohol or drug abuse, chronic alcoholism or drug addiction); (b) committed any willful, intentional or grossly negligent act having the effect of materially injuring the interest, business, prospects or reputation of the Company, any of its parents, Subsidiaries or Affiliates and any divisions the Management Member may manage; (c) engaged in any willful misconduct, including insubordination, in respect of the duties or obligations of the Management Member under this Agreement; (d) violated or failed to comply in any material respect with the Company's published rules, regulations or policies, as in effect from time to time; (e) committed a felony or misdemeanor involving moral turpitude, fraud, theft or dishonesty (including entry of a nolo contendere plea); (f) misappropriated or embezzled any property of the Company and its affiliates and subsidiaries (whether or not a misdemeanor or felony); and (g) breached this Agreement or the applicable employment or Option Agreement, if any; provided, however, that in the event that the Company determines to terminate a Management Member's employment pursuant to (a), (d) and (g) of this definition of Cause, unless otherwise provided in such Management Member's employment agreement, such termination shall only become effective if the Company shall first give such Management Member notice of such Cause and such Management Member shall fail within 20 Business Days of receipt of such notice to substantially rectify or correct the same.

         "CERTIFICATE OF DESIGNATION" shall have the meaning set forth in
Section 5.1(a).

         "CERTIFICATE OF FORMATION" shall mean the certificate of formation of the Company filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act and through which the Company has been formed.

         "CLAIMS" shall have the meaning set forth in Section 17.2.

         "CLOSING" shall have the meaning set forth in the Asset Purchase Agreement.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

         "CO-INVESTORS" shall mean those Persons listed on the Sub-Schedule of Co-Investors attached hereto.

         "CO-INVESTOR DEMAND" shall have the meaning set forth in Section 12.1(c)(ii).

         "CO-INVESTOR SUBSCRIPTION AGREEMENTS" shall have the meaning set forth in the Recitals.

         "COLLECTIVE AMOUNT" shall have the meaning set forth in Section 6.5.

         "COMMON UNITS" shall mean equity interests in the Company, designated as "Common Units," as described in Section 5.1.

         "COMPANY" shall have the meaning set forth in the Preamble.

         "COMPANY OPTION PLAN" shall mean the option plan adopted by the Company pursuant to the 2000 Common Unit Option Plan or any other stock option plan or employee benefit or other incentive plan presently in effect or which may be adopted and any other options or similar securities to purchase Units.

         "COMPANY SECURITIES" shall have the meaning set forth in Section
12.3(a).

         "COMPETITION" shall mean, with respect to a Management Member, engaging in, or otherwise directly or indirectly being employed by or acting as a consultant or lender to, or being a director, officer, employee, principal, agent, stockholder, member, owner or partner of, or permitting their name to be used in connection with the activities of any other business or organization anywhere in the world which competes, directly or indirectly, with the Business of the Company.

         "CONFIDENTIAL INFORMATION" shall have the meaning set forth in Section 18.2.

         "CONTENT MEDIA" shall mean Content Media LLC, a Delaware limited liability company and an Affiliate of the Company.

         "CONTROL", when used with respect to any Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "CO-INVESTOR SUBSCRIPTION AGREEMENTS" shall have the meaning set forth in the Recitals.

          "COLLECTIVE AMOUNT" shall have the meaning set forth in Section 6.5.

          "COMMON UNITS" shall mean equity interests in the Company, designated as "Common Units," as described in Section 5.1.

          "COMPANY" shall have the meaning set forth in the Preamble.

          "COMPANY OPTION PLAN" shall mean the option plan adopted by the Company pursuant to the 2000 Common Unit Option Plan or any other stock option plan or employee benefit or other incentive plan presently in effect or which may be adopted and any other options or similar securities to purchase Units.

          "COMPANY SECURITIES" shall have the meaning set forth in Section 12.3(a).

         "COMPETITION" shall mean, with respect to a Management Member, engaging in, or otherwise directly or indirectly being employed by or acting as a consultant or lender to, or being a director, officer, employee, principal, agent, stockholder, member, owner or partner of, or permitting their name to be used in connection with the activities of any other business or organization anywhere in the world which competes, directly or indirectly, with the Business of the Company.

          "CONFIDENTIAL INFORMATION" shall have the meaning set forth in
Section 18.2.

         "CONTENT MEDIA" shall mean Content Media LLC, a Delaware limited liability company and an Affiliate of the Company.

         "CONTROL", when used with respect to any Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "CORPORATE IPO EVENT" shall mean an initial public offering of equity interests in an Affiliate of, or successor to, the Company involving the Registration and sale of an aggregate of $25,000,000 or more of equity interests in such Affiliate or successor, whether involving a primary offering or a combined primary and secondary offering, pursuant to which such equity interests become listed on a national securities exchange or on the Nasdaq Stock Market or Nasdaq National Market.

         "COVERED PERSON" shall have the meaning set forth in Section 17.1.

         "DIRECTED CONVERSION" shall have the meaning set forth in Section 10.6(a).

         "DIRECTED CONVERSION NOTICE" shall have the meaning set forth in
Section 10.6(a).

         "DIRECTED CONVERSION RIGHT" shall have the meaning set forth in
Section 10.6.

         "DIRECTED SALE" shall have the meaning set forth in Section 10.1.

         "DIRECTED SALE GROUP" shall have the meaning set forth in Section 10.1.

         "DIRECTED SALE NOTICE" shall have the meaning set forth in Section
10.1.

         "DIRECTED SALE RIGHT" shall have the meaning set forth in Section 10.1.

         "DISABILITY", when used with respect to any Member, shall mean (i) "disability" as defined in such Member's most recent employment agreement with the Company as the same may have been modified or amended or (ii) if there has been no employment agreement between such Member and the Company or such term is not defined therein, an illness, injury or other incapacitating condition as a result of which such Member is unable to perform the services required to be performed by the Company in accordance with his or her job for (i) ninety (90) consecutive days during any one (1) year period, or (ii) a period or periods aggregat-ing more than ninety (90) days in any twelve (12) consecutive months. Each Member agrees to submit to such medical examinations as may be necessary to determine whether a Disability exists, pursuant to such reasonable requests made by the Board from time to time. The effective date of such Disability shall be on the last day of such ninety (90) day period.

         "DISTRIBUTION" shall mean a transfer of cash or property by the Company to a Member on account of such Member's Units as described in
Article VI or Article XVI.

         "DISTRIBUTION DATE" shall mean any date on which Distributions are made pursuant to Article VI or Article XVI.

         "DULY ENDORSED" shall mean (i) duly endorsed in blank by the Person or Persons in whose name a certificate representing a Unit or certificate representing a debt security is registered or (ii) accompanied by a duly executed stock or security assignment separate from the certificate.

         "EFFECTIVE DATE" shall have the meaning set forth in the preamble hereto.

         "EVENT OF DISSOLUTION" shall have the meaning set forth in Section 15.1(a).

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "FAIR MARKET VALUE" shall mean (i) when used in connection with the value of a Unit, the fair market value as determined in good faith by the Board, (ii) when used in connection with the value of an Option, the positive difference, if any, between fair market value (as determined pursuant to clause (i)) of the number of Units for which such Option is exercisable and the applicable exercise price of such Option and (iii) when used in connection with the value of a Common Unit as to which a pro rata Capital Contribution was not made, the fair market value (as determined pursuant to clause (i)) of such Common Unit less the Capital Account Shortfall.

         "FINANCING DEFAULT" shall mean an event or circumstance which would constitute (or with notice or lapse of time or both would constitute) an event of default under any outstanding Indebtedness of the Company, or any refunding, refinancing or extension of any of the foregoing, as any agreements pertaining thereto may be amended from time to time, and which event or circumstance has not been waived or cured in accordance with such agreements.

         "FISCAL YEAR" shall have the meaning set forth in Section 2.10.

         "FULLY-DILUTED BASIS" shall mean, with respect to any calculation of the outstanding number of Units or the outstanding amount of common equity of the Company (as the case may be), an amount equal to the total outstanding number of Units and all other shares of capital stock of the Company, calculated without duplication and assuming the conversion of all outstanding shares of convertible capital stock and securities of the Company and the exercise of all vested or exercisable (or which become vested or exercisable in connection with the events causing such calculation) warrants, options and other rights (including, without limitation, Options).

         "GAAP" shall mean U.S. generally accepted accounting principles, as in effect on the date any calculation thereunder is made, applied on a basis consistent with prior periods.

         "INDEBTEDNESS" of any Person shall mean, without duplication, (i) the principal, premium (if any), interest (including interest paid to factors) and related fees and expenses (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable (including, without limitation, any debt offering pursuant to Rule 144A promulgated under the Securities Act); (ii) all capital lease obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement; (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; (v) all obligations of such Person pursuant to any factoring arrangement; (vi) all Unrecovered Capital Contributions in respect of Preferred Units (unless a Special Preferred Distribution had been made); (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons and all dividends of other

Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including any guarantees of such obligations and dividends, but, in each case, only to the extent such Person is responsible or liable for such obligations or dividends;
(viii) all obligations of the type referred to in clauses (i) through (vii) of the other Persons secured by any Lien (as defined in the Asset Purchase Agreement) on any property or asset of such Person (whether or not such obligation is assumed by such Person); and (ix) to the extent not otherwise included in this definition, any interest rate or currency swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect such Person or any of such Person's Subsidiaries against fluctuations in interest rates or currency.

         "INDEMNIFIED PERSON" shall have the meaning set forth in Section 17.2.

         "INITIAL MANAGERS" shall have the meaning set forth in Section 4.7.

         "INITIAL MEMBERS" shall mean those Persons who have executed this Agreement as of the Effective Date.

         "INVESTOR PLEDGE AGREEMENT" shall mean the Internet Investor Pledge Agreement, dated as of the date hereof, among the Members and Fleet National Bank, as agent for itself and certain other lenders.

         "INVOLUNTARY TRANSFER" shall have the meaning set forth in Section 8.2.

         "INVOLUNTARY TRANSFER NOTICE" shall have the meaning set forth in
Section 8.2.

         "INVOLUNTARY TRANSFEREE" shall have the meaning set forth in Section
8.2.

         "IPO EVENT" shall have the meaning set forth in Section 10.7(a).

         "LLC IPO EVENT" shall mean an initial public offering of indirect equity interests in the Company (effected pursuant to an "Up-REIT" or substantially similar structure in which shares of Affiliate Corp. are offered to the public) involving the Registration and sale of an aggregate of $25,000,000 or more of indirect equity interests in the Company, whether involving a primary offering or a combined primary and secondary offering, and pursuant to which such indirect equity interests become listed on a national securities exchange or on the Nasdaq Stock Market or Nasdaq National Market.

         "MAJORITY OF MEMBERS" shall mean Members owning a majority of the issued and outstanding Units are entitled to vote on such matter.

         "MANAGEMENT MEMBERS" shall have the meaning set forth in the Preamble.

         "MANAGEMENT REPURCHASE NOTE" shall have the meaning set forth in
Section 11.4.

         "MANAGER" shall mean each Person elected by the Members as a member of the Board pursuant to Section 4.2 and each Person appointed by the Board to serve as a member of the Board pursuant to Section 4.2 to fill a vacancy on the Board. A member of the Board need not be a Member.

         "MEMBERS" shall mean (i) each of the members of the U.S. Equity Group,
(ii) the Management Members, (iii) the Non-Management Members, including the Co-Investors and (iv) Persons who or which have acquired shares of Units of the Company's capital stock from, and are Permitted Transferees of, any member of the U.S. Equity Group, Management Member or Non-Management Member (or any combination of the foregoing) and (v) such other Persons who or which become parties to this Agreement, pursuant to the terms and conditions of this Agreement.

         "MEMBER SCHEDULES" shall mean (i) the Schedule of Management Members,
(ii) the Schedule of Non-Management Members, including the Sub-Schedule of Co-Investors and (iii) the Schedule of U.S. Equity Group Members.

         "NASD" shall have the meaning set forth in the definition of Registration Expenses.

         "NET LOSS" shall mean, with respect to any period, the net loss, if any, of the Company for such period as determined for U.S. federal income tax purposes, provided that such loss shall be (i) decreased by the amount of all income of the Company during such period that is exempt from U.S. federal income tax, and (ii) increased by the amount of all expenditures of the Company during such period which are not deductible in computing the Company's income for U.S. federal income tax purposes and which do not constitute capital expenditures of the Company.

         "NET PROFIT" shall mean, with respect to any period, the net income, if any, of the Company for such period as determined for U.S. federal income tax purposes, provided that such income shall be (i) increased by the amount of all income of the Company during such period that is exempt from U.S. federal income tax, and (ii) decreased by the amount of all expenditures of the Company during such period that are not deductible in computing the Company's income for U.S. federal income tax purposes and that do not constitute capital expenditures of the Company.

         "NOMINEE" shall have the meaning set forth in Section 4.2.

         "NON-MANAGEMENT MEMBERS" shall have the meaning set forth in the Preamble.

         "OFFSHORE" shall have the meaning set forth in the Preamble.

         "OFFSHORE SUBSCRIPTION AGREEMENT" shall have the meaning set forth in the Recitals.

         "OPTIONS" shall mean the options to purchase shares of stock or other equity interests of Affiliate Corp. or Units of the Company pursuant to a Company Option Plan.

         "OPTION AGREEMENTS" shall mean the agreements entered into or to be entered into with holders of Options under a Company Option Plan.

         "OVERDUE AMOUNT" shall have the meaning set forth in Section 6.2(ii).

         "PAYMENT DATE" shall have the meaning set forth in the definition of Preferred Dividend.

         "PENALTY RATE" shall mean the Preferred Dividend Rate plus 2%.

         "PERMITTED DEMAND REGISTRATION RIGHTS" shall have the meaning set forth in Section 12.3(a).

         "PERMITTED TRANSFEREE" of a Member shall mean the Company and:

         (i) in the case of any member of the U.S. Equity Group, (A) corporations, partnerships or other entities which are Affiliates of any member (or any general or limited partner or equity holder of any member) of the U.S. Equity Group (collectively, the "U.S. EQUITY AFFILIATES"), (B) any controlling member, director, officer, managing director or other employee of a member of the U.S. Equity Group or any U.S. Equity Affiliate (collectively, the "U.S. EQUITY ASSOCIATES"), (C) the lineal descendants, heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any U.S. Equity Associate and (D) any trust, the beneficiaries of which, or corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only a U.S. Equity Associate, his or her spouse, members of his or her immediate family or household or his or her lineal descendants, to which any such member of the U.S. Equity Group, a U.S. Equity Affiliate or a U.S. Equity Associate has transferred Units;

         (ii) in the case of any Co-Investor, (A) corporations, partnerships or other entities which are Affiliates of such Co-Investor (or any general or limited partner or equity holder thereof) (each an "INVESTOR AFFILIATE"), (B) any controlling member, director, officer, managing director or other employee of such Co-Investor or any Investor Affiliate of such Co-Investor (each an "INVESTOR ASSOCIATE"), (C) the lineal descendants, heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any Investor Associates of such Co-Investor and (D) any trust, the beneficiaries of which, or corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only an Investor Associate of such Co-Investor, his or her spouse, members of his or her immediate family or household or his or her lineal descendants, to which such Co-Investor, any Investor Affiliate of such Co-Investor or an Investor Associate of such Co-Investor has transferred Units;

         (iii) in the case of a Management Member or a Non-Management Member (other than Co-Investors), (A) the lineal descendants, heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any Management Member or Non-Management Member, as the case may be, and (B) any trust, the beneficiaries of which, or a corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only a Management Member or Non-Management Member, as the case may be, his or her spouse, members of his or her immediate family or household or his or her lineal descendants, to which a Management Member or a Non-Management Member has transferred Units;

provided, that, in each case (1) each Member that Transfers Units has obtained the prior written consent of the Company (which consent shall not be withheld unless, in the reasonable opinion of the Company, such Transfer of Units by such Member together with all other Transfers of Units made after the Closing by such Member (I) could result in a termination of the Company for federal or state income tax purposes and such termination would cause material adverse tax consequences to any Member or its direct or indirect owners, (II) could cause the Company to be treated as a "publicly traded partnership" for federal income tax purposes or (III) could result in or create a significant risk (as defined below) that the Company may become subject to, or after any Registration will continue to be subject to, the informational requirements of the Exchange Act) and (2) each permitted transferee (other than the Company) has agreed in writing, in accordance with Article XIV hereof, to be bound by the terms and conditions of this Agreement to the same extent and in the same manner as the Member transferring such Units; provided further that the Transfer to any such Person is in compliance with all applicable federal, state and foreign securities laws. For the purposes of this definition, a "significant risk" shall be deemed to arise when the number of "holders of record" (as determined in accordance with the Exchange Act) is greater than 80% of the number of "holders of record" that would cause the application or continued application of the informational requirements of the Exchange Act under the then existing circumstances.

         "PERSON" shall mean an individual, trust, estate, corporation, partnership, limited ability company or any other incorporated or unincorporated entity permitted to be a member of a limited liability company under the Act.

         "PIGGYBACK SECURITIES" shall mean those Registrable Securities which are requested to be sold by any Member pursuant to Section 12.2.

         "PREFERRED DIVIDEND" shall mean, with respect to a holder's Preferred Units, the dividend, if any, set forth in the Certificate of Designations pursuant to which such class or series of Preferred Units has been issued, but shall generally be an amount equal to the product derived from multiplying such holder's Capital

Contribution in respect of such Preferred Units by the Preferred Dividend Rate, determined as of the relevant Distribution Date (each, a "PAYMENT DATE") for the period (x) commencing on the date of issuance of such Preferred Unit or the first day following the immediately preceding Distribution Date, as the case may be, and (y) ending on such Payment Date.

         "PREFERRED DIVIDEND RATE" shall mean the dividend, if any, set forth in the Certificate of Designations pursuant to which such class or series of Preferred Units has been issued.

         "PREFERRED UNITS" shall mean equity interests in the Company, designated as "Preferred Units," as described in Section 5.1.

         "POST-IPO MANAGER" shall have the meaning set forth in Section 4.13.

         "PUT RIGHT" shall have the meaning set forth in Section 11.3(b).

         "REGISTRABLE SECURITIES" shall mean all Units (including, without limitation, Units issued pursuant to the Subscription Agreements, Units issued upon the exercise of Options and Units issued and outstanding prior to the date hereof) and any other equity securities of the Company or any successor corporation issued in exchange for or in respect of such Units (but excluding any unvested Restricted Units or securities issued in respect thereof). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, less the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force, or (iv) such securities shall cease to be outstanding.

         "REGISTRATION" shall mean a bona fide public offering and sale of Units or other direct or indirect equity interests of a Person pursuant to an effective registration statement under the Securities Act and in compliance with all applicable state securities laws.

         "REGISTRATION EXPENSES" shall mean all expenses of the Company (which for purposes of this definition and all matters relating to a Registration shall include Affiliate Corp. as the context requires) incident to the Company's performance of or compliance with Article XII hereof, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration, filing and listing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, all fees and expenses of the transfer agent and registrar for the Securities, printing expenses, messenger and delivery expenses, the reasonable fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which Registrable Securities are to be listed or on which similar securities issued by the Company are to be listed in connection with such transaction, reasonable fees and disbursements of counsel for the Company and all independent certified public accountants for the Company (including the expenses of any annual audit, special audit and "cold comfort" letters required in connection therewith or incident thereto), securities laws liability insurance (if the Company so desires or if the underwriters so desire), the reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, all fees and expenses of any qualified independent underwriter or any person acting in a similar capacity under the rules of the NASD, the reasonable fees and disbursements of one counsel retained in connection with each such registration by the Members who hold a majority of the Registrable Securities being registered, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by the holders of such Registrable Securities).

         "REGULATED HOLDER" means any Member who is subject to or whose affiliates are subject to the limitations of the Bank Holding Company Act of 1956, as amended.

         "REGULATIONS" shall mean, except where the context indicates otherwise, the permanent and temporary regulations of the Department of the Treasury promulgated under the Code, as such regulations may be lawfully changed from time to time (including corresponding provisions of succeeding regulations).

         "REPRESENTATIVE" shall mean, with respect to a particular person, any director, officer, general partner, limited partner, co-owner, member, nominee, managing director or controlling person of such person.

         "REQUESTING MEMBER" shall have the meaning as set forth in Section
12.1.

         "RESTRICTED UNIT" shall have the meaning as set forth in Section
5.2(f).

         "RETIREMENT" shall mean, with respect to a Management Member, the Management Member's retirement as an employee of the Company or any Company Subsidiaries in accordance with the policies of the Company or such Subsidiaries.

         "SECURITIES ACT" shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SECRETARY" shall have the meaning set forth in Section 4.2.

         "SPECIAL PREFERRED DISTRIBUTION" shall mean, with respect to a holder's Preferred Units, an amount equal to all or any part of the Unrecovered Capital Contribution in respect of such Preferred Units and the Overdue Amount, if any.

         "SUBSCRIPTION AGREEMENTS" shall have the meaning set forth in the Recitals.

         "SUBSIDIARIES" shall have the same meaning set forth in the Asset Purchase Agreement.

         "TAG-ALONG NOTICE" shall have the meaning set forth in Section 9.1(a).

         "TAG-ALONG OFFEREES" shall have the meaning set forth in
Section 9.1(a).

         "TAG-ALONG UNITS" shall have the meaning set forth in Section 9.1(b).

         "TAX AMOUNT" shall have the meaning set forth in Section 6.5.

         "TAXABLE YEAR" shall mean the taxable year of the Company as determined for federal income tax purposes.


         "THIRD PARTY" shall mean, with respect to any Member, any person other than (i) such Member's Permitted Transferees and (ii) the Company.

         "THIRD PARTY PURCHASER" shall have the meaning as set forth in Section 10.1.

         "TMCT NOMINEE" shall have the meaning set forth in Section 4.2.

         "TRAINING MEDIA" shall have the meaning set forth in the Preamble.

         "TRANSFER" shall mean any direct or indirect sale, assignment, mortgage, transfer, pledge, gift, hypothecation, short sale or other direct or indirect disposition of or transfer of Units (other than any bona fide pledge or hypothecation of capital stock to a financial institution(s) in connection with any loan from such financial institution(s)).

         "TRANSFEROR" shall have the meaning set forth in Section 9.1(a).

         "UNDERFUNDED UNIT" shall mean any Common Unit issued to a Key Manager (or other Person) without such Person making a Capital Contribution in an amount equal to the Capital Account Per Common Unit (as determined at the time of receipt of such Underfunded Unit).

         "UNIT CONSIDERATION" shall have the meaning set forth in Section
5.3(a).

         "UNIT PERCENTAGE" shall have the meaning set forth in Section 6.5.

         "UNITS" shall mean any and all shares or units of capital stock, equity interests, or other securities of the Company or any Affiliate, successor or assign of the Company and any security or interest (whether by merger, consolidation, transfer or sale of assets, conversion or otherwise), which may be issued in respect of, in exchange for, or in substitution for any Units, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise, (including, without limitation, (i) any and each Class or Series of Common Units and Preferred Units, (ii) Units issued (or issuable) pursuant to the Subscription Agreements, (iii) Units issued and outstanding prior to the date hereof and (iv) Units issued by the Company pursuant to the Company Option Plan or other any other stock option plan or employee benefit or other incentive plan presently in effect or which may be adopted and any other options to purchase Units whether directly to the employee in interest or indirectly to Affiliate Corp.; provided, however, that nothing contained in this Agreement shall require a Registration of any Units that are not equity interests in a corporation; provided, further, that with respect to any provision of this Agreement that shall require a calculation of the number of Units or the percentage of Units, Units which are "mirror" interests designed to reflect the symmetry between stock or other equity interests of Affiliate Corp. and the corresponding equity interests in the Company shall be counted as a Unit only once for such purposes.

         "UNRECOVERED CAPITAL CONTRIBUTION" of a Member as of any date shall mean the excess of (x) the aggregate amount of Capital Contributions made by such Member (whether on the date hereof or hereafter), over (y) the total Distributions to such Member on or before the date in question (excluding any Distributions made pursuant to Sections 6.2(i)(a) and 6.2(i)(b)).

         "U.S. EQUITY AFFILIATES" shall have the meaning set forth in the definition of Permitted Transferee.

         "U.S. EQUITY GROUP AFFILIATES" shall mean those Persons set forth on the Schedule of U.S. Equity Group Members.

         "U.S. EQUITY ASSOCIATES" shall have the meaning set forth in the definition of Permitted Transferee.

         "U.S. EQUITY GROUP" shall have the meaning set forth in the Preamble.

         "U.S. EQUITY NOMINEES" shall have the meaning set forth in Section 4.2.

         "U.S. EQUITY PARTNERS" shall have the meaning set forth in the Preamble hereto.

         "VIOLATION" shall mean, with respect to any purchase of Units, any event or circumstance pursuant to which the purchase of such Units (together with any other purchases of Units pursuant to this Agreement of which the Company has at such time been given or has given notice) would (A) conflict with or result in a violation of or breach (or any event which with lapse of time or the occurrence of any act or event or otherwise would constitute or result in any of the foregoing) any law, statute, rule, regulation, order, writ, injunction, decree or judgment promulgated or entered by any federal, state, local or foreign court or governmental authority applicable to the Company or its Subsidiaries or any of their properties or assets or (B) violate or conflict with or constitute a breach or default, or an event creating rights of acceleration or termination (in each case, whether upon lapse of time or the occurrence of any act or event or otherwise), under any agreement to which the Company or any of its Subsidiaries is a party or by which any of their properties or assets may be bound.

         "VOLUNTARY TERMINATION" shall mean (i) "voluntary termination" as defined in such Member's last employment agreement with the Company as the same may have been modified or amended or (ii) if there has been no employment agreement between such Member and the Company or if such term is not defined therein, the voluntary termination by a Management Member of his or her employment with the Company or any Company Subsidiaries by voluntary resignation or any other means, other than (i) in connection with the Retirement, Disability or death of such Management Member or (ii) simultaneous with or following termination for Cause or at a time when there is in existence or outstanding any matter, event or circumstance which if known to the Company at the time of such voluntary termination by the Management Member of his or her employment would have allowed the Company or any Company Subsidiaries to have terminated the Management Member's employment for Cause (regardless of whether the Company knew, or should have known, of such matter, event or circumstance).

           "WBT CORP." shall have the meaning set forth in the Preamble.



                                   ARTICLE II
                         THE LIMITED LIABILITY COMPANY

         2.1 Formation. The Members have formed the Company as a limited liability company pursuant to the provisions of the Act. A Certificate of Formation for the Company has been filed in the Office of the Secretary of the State of Delaware in conformity with the Act. The Company and, if required, each of the Members shall execute or cause to be executed from time to time all other instruments, certificates, notices and documents and shall do or cause to be done all such acts and things (including keeping books and records and making publications or periodic filings) as may now or hereafter be required for the formation, valid existence and, when appropriate, termination of the Company as a limited liability company under the laws of the State of Delaware.

         2.2 Name. The name of the Company shall be "WBT Holdings LLC" and its business shall be carried on in such name with such variations and changes as the Board shall determine or deem necessary to comply with requirements of the jurisdictions in which the Company's operations are conducted.

         2.3 Business Purposes. The Company is formed for the purposes of engaging in any lawful business, purpose or activity for which limited liability companies may be formed under the Act.

         2.4 Company Powers. The Company and the Board (acting on behalf of the Company) shall possess and may exercise all of the powers and privileges granted by the Act or by any other law or by this Agreement, together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business purposes of the Company specified in Section 2.3 hereof, including, without limitation, the power:

                  (a) to acquire, hold, manage, own, sell, transfer, convey, assign, exchange, license, pledge or otherwise dispose of the Company's interests in assets or any property held by the Company, including, without limitation, interests in real estate, intellectual property rights and other proprietary processes, products or services;

                  (b) to establish, have, maintain or close one or more offices within or without the State of Delaware and in connection therewith to rent or acquire office space and to engage personnel;

                  (c) to open, maintain and close bank and brokerage accounts, including the power to draw checks or other orders for the payment of moneys, and to invest such funds as are temporarily not otherwise required for Company purposes;

                  (d) to bring and defend actions and proceedings at law or in equity or before any governmental, administrative or other regulatory agency, body or commission;

                  (e) to hire consultants, custodians, attorneys, accountants and other such agents, officers and employees of the Company as it may deem necessary or advisable, and to authorize each such agent and employee to act for and on behalf of the Company;

                  (f) to make all elections, investigations, evaluations and decisions, binding the Company thereby, that may, in the sole judgment of the Board, be necessary or appropriate to further the business purposes of the Company;

                  (g) to enter into, perform and carry out contracts and agreements of every kind necessary or incidental to the accomplishment of the Company's business purposes, and to take or omit to take such other action in connection with the business of the Company as may be necessary or desirable to further the business purposes of the Company; and

                  (h) to carry on any other activities necessary to, in connection with, or incidental to any of the foregoing or the Company's business.

         2.5 Registered Office and Agent. The location of the registered office of the Company shall be 1013 Centre Road, Wilmington, Delaware 19801. The Company's registered agent at such address shall be Corporation Service Company. The Board may, from time to time, change the Company's registered office or registered agent, and shall forthwith amend the Certificate of Formation to reflect such change.

         2.6 Term. The existence of the Company commenced on the date of the filing of the Certificate of Formation in the Office of the Secretary of State of the State of Delaware in accordance with the Act and, subject to the provisions of Articles XIV and XV below, the Company shall have perpetual existence.

         2.7 Principal Place of Business. The principal place of business of the Company shall be located at 500 Canal View Boulevard, Rochester, New York 14623, or at such other location as the Board may, from time to time, select.

         2.8 Title to Company Property. Legal title to all property of the Company shall be held, vested and conveyed in the name of the Company and no real or other property of the Company shall be deemed to be owned by the Members individually. The Units of each Member shall constitute personal property.

         2.9 Business Transactions of the Members and Managers with the Company. In accordance with Section 18-107 of the Act, each Member and Manager may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with, the Company and, subject to applicable law, shall have the same rights and obligations with respect to any such matter as a Person who is not a Member or Manager.

         2.10 Fiscal Year. The fiscal year of the Company (the "FISCAL YEAR") for financial statement purposes shall end on December 31 of each year, or such other date as may be determined by the Board from time to time.

                                  ARTICLE III

                                  THE MEMBERS

         3.1 The Members. The name, address and Capital Contribution of, and number and class or series of Common Units and/or Preferred Units (and the Capital Account Shortfall, if any, with respect thereto) held by, each Member are set forth on the Member's Schedules, and in the books and records of the Company, which books and records shall be amended from time to time to reflect the admission of an additional Member, an additional Capital Contribution or acquisition of additional Units (and the Capital Account Shortfall, if any, with respect thereto) by an existing Member, or the cessation of a Member pursuant to the terms hereof.

         3.2      Member Meetings.

                  (a) Actions by the Members; Meetings. The Members holding Common Units and Preferred Units (to the extent granted voting rights in accordance with the provisions of the applicable certificate of designation), voting together as a single class, may vote, approve a matter or take any action by the vote of Members at a meeting, in person or by proxy, or without a meeting by the written consent of Members pursuant to subparagraph
(b) below. Meetings of the Members may be called by he Board and shall be held upon at least five (5) days' prior written notice of the time and place of such meeting given by the Board to each Member. Notice of any meeting may be waived by any Member before or after any meeting. Meetings of the Members may be conducted in person or by conference telephone facilities.

                  (b) Action by Written Consent. Any action required or permitted under the Act or this Agreement to be taken by the Members, and any action otherwise referred to the Members for their approval by the Board, may be taken by the Members without a meeting if authorized by the written consent of a Majority of Members. In no instance where action is authorized by written consent shall a meeting of Members be called or notice be given; however, a copy of the action taken by written consent shall be sent promptly to all Members and filed with the records of the Company.

                  (c) Quorum; Voting. For any meeting of the Members, the presence in person or by proxy of a Majority of Members shall constitute a quorum for the transaction of any business. Except as otherwise provided in this Agreement, the affirmative vote of a Majority of Members shall constitute approval of any action. Except as set forth in this Agreement, each Member shall be entitled to vote on all matters upon which Members have the right to vote ratably in proportion to the number of Units held by such Member.

         3.3 No Liability of Members. All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member.

         3.4 Power to Bind the Company. No Member (acting in its capacity as such) shall have any authority to bind the Company to any third party with respect to any matter except pursuant to a resolution expressly authorizing such action (and authorizing such Member to bind the Company with respect to such action) which resolution is duly adopted by the Board by the affirmative vote required for such matter pursuant to this Agreement or the Act.

                                   ARTICLE IV

                           MANAGEMENT OF THE COMPANY

         4.1      Voting Matters.

                  (a) From and after the Closing, each Member shall use its reasonable best efforts to cause its respective Nominees (as defined in Section 4.2 below), if any, to act in a manner consistent with the provisions of this Agreement. Any committee of the Board established by the Board in accordance with this Agreement shall include, as a majority of its members, U.S. Equity Nominees (as defined in Section 4.2 below), unless the members of the U.S. Equity Group consent otherwise, and the TMCT Nominee (as defined in Section 4.2), unless TMCT consents otherwise.

                  (b) Any act or action to be taken or required to be taken by the Company pursuant to the terms of, or any amendment, modification, or waiver of, (i) this Agreement, (ii) the Subscription Agreements (following the closing thereunder), (iii) any other agreement contemplated by the Subscription Agreement, (iv) any employee stock, bonus or other incentive plan or arrangement, or (v) any other agreement or arrangement contemplated hereby or thereby, shall require approval or action by the Board in accordance with the provisions of this Article IV.

                  (c) Sections 4.1 through 4.7 of this Article IV shall not apply following such time as the Company shall have become a Subsidiary of another entity (except for any entity which is formed for the sole purpose of holding the Units of the Company or is a subsidiary or affiliate of any member of the U.S. Equity Group).

         4.2 Designation of Managers. Subject to the provisions of Section 4.13, from and after the Closing, each of the Members shall vote its Units (to the extent entitled to vote) at each regular or special meeting of the Members of the Company called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting, and shall take all actions reasonably necessary to ensure that the Board shall consist of no more than seven (7) members and the election to the Board of the following individuals: (i) up to six (6) individuals (the "U.S. EQUITY NOMINEES") selected by U.S. Equity Partners, and (ii) one (1) individual selected by TMCT Ventures L.P. (the "TMCT NOMINEE"). To effectuate the provisions of this
Section 4.2, the Secretary of the Company, or if there be no Secretary such other officer of the Company as the Board may appoint to fulfill the duties of Secretary (the "SECRETARY"), shall not record, and the Company shall not give effect to, any vote or consent contrary to, or inconsistent with, the terms of this Section 4.2. The U.S. Equity Nominees and the TMCT Nominee are sometimes collectively referred to herein as the "NOMINEES" and individually as a "NOMINEE."


         4.3 Replacement of Nominees. If, prior to his or her election to the Board pursuant to Section 4.2, any Nominee shall be unable or unwilling to serve as a Manager of the Company, the Member or Members who nominated any such Nominee shall be entitled to nominate a replacement who shall then be a Nominee for purposes of this Article IV. If, following election to the Board pursuant to Section 4.2 hereof, any Nominee shall resign, die or be removed or be unable to serve for any reason prior to the expiration of his or her term as a Manager of the Company, the Member or Members who nominated such Nominee shall within 30 days of such event, notify the Board in writing of a replacement Nominee, and all Members shall vote their Units (to the extent entitled to vote), at any regular or special meeting called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting of Members, and shall take all actions necessary, to ensure the election to the Board of such replacement Nominee to fill the unexpired term of the Nominee whom such new Nominee is replacing; provided that no person may be selected by a Member or group of Members as a Nominee if such person previously served as a Manager of the Company and was previously removed for Cause (as defined in Section 4.6) in accordance with Section 4.6 hereof. If a Member or Members shall fail to so notify the Board, the Board may, in the event that there is an insufficient number of Managers to constitute a quorum or otherwise conduct any business before the Board, nominate any other person to fill the vacancy for the remainder of that Manager's term or until such Member notifies the Board of its replacement nominee, whichever is earlier.

         4.4 Calling Special Meetings for the Removal of Nominees. Each Member hereby agrees to use such Member's reasonable best efforts to call, or cause the appropriate officers and Managers of the Company to call, a special meeting of Members of the Company and to vote all of the Units (to the extent entitled to vote) owned or held of record by such Member for, or to take all actions by written consent in lieu of any such meeting necessary to cause, the removal (with or without Cause) of any Manager if the persons designating such Manager pursuant to Section 4.2 request, in a writing signed by the holders of a majority of the Units owned by such Members, his removal for any reason (with or without Cause (as set forth in Section 4.6), notwithstanding the provisions of Section 4.6). Except for any action taken in accordance with the previous sentence of this Section 4.4 or with respect to the removal of a Manager for Cause, each Member further agrees to take no action, whether by voting of Units or otherwise, with respect to the removal of any Manager that was not designated by such Member pursuant to Section 4.2.

         4.5 Calling Special Meetings for the Enforcement of Corporate Governance Provisions. In order to effectuate the provisions of this Article IV, each Member hereby agrees that when any action or vote is required to be taken by such Member pursuant to this Agreement, such Member shall use its reasonable best efforts to call, or cause the appropriate officers and Managers of the Company to call, a special or annual meeting of the Members of the Company, as the case may be, or execute or cause to be executed a consent in writing in lieu of any such meetings to effectuate such Member action.

         4.6 Removal for Cause. Each Member hereby agrees that, subject to the requirements of applicable law, no Manager shall be removed without Cause (except as provided in Section 4.4). For the purposes of Section 4.4 and this Section 4.6, "CAUSE" shall mean (i) the commission of an act of fraud or embezzlement against the Company or any of its Affiliates, (ii) the breach, violation or failure to comply in any material respect with the terms and conditions of any agreement between the Manager and the Company or its Affiliates, or (iii) any conviction or guilty plea for a felony (or a plea of nolo contendere thereto).

         4.7      Management By Board of Managers.

                  (a) Subject to such matters as are expressly reserved hereunder or under the Act to the Members for decision, the business and affairs of the Company shall be managed by the Board which shall be responsible for policy-setting, approving the overall direction of the Company and making all decisions affecting the business and affairs of the Company. The initial Board shall consist of Bruce Wasserstein, Bruce Barnes, Robert Fogelson, Terry Nulty, and Thomas Unterman (the "INITIAL MANAGERS").

                  (b) Subject to Section 4.2, each Manager (other than the Initial Managers) shall be elected by a Majority of Members and shall serve until his or her successor has been duly elected and qualified, or until his or her earlier removal, resignation, death or disability. A Manager may resign at any time upon written notice to the Board.

         4.8      Meetings of the Board.

                  (a) The Board shall meet at such times as determined by the Board to be necessary for the management of the Company's business. Meetings of the Board may be called by the Chairman of the Board or any two Managers on at least two days' prior written notice of the time and place of such meeting. A majority of Managers shall constitute a quorum for the transaction of business by the Board.

                  (b) Notice of any Board meeting may be waived by any Manager before or after such meeting.

                  (c) All actions of the Board shall require the affirmative vote of a majority of the Managers then in office.

                  (d) Meetings of the Board may be conducted in person or by conference telephone facilities. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if a majority of the Managers then in office consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

         4.9 Power to Bind Company. No Manager (acting in his or her capacity as such) shall have any authority to bind the Company with respect to any matter except pursuant to a resolution expressly authorizing such action (and authorizing such Manager to bind the Company with respect to such action) which resolution is duly adopted by the Board by the affirmative vote required for such matter pursuant to this Agreement or the Act.

         4.10 Officers and Related Persons. The Board shall have the authority to appoint and terminate officers of the Company, including, without limitation, a President, the Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary and retain and terminate employees, agents and consultants of the Company and to delegate such duties to any such officers, employees, agents and consultants as the Board deems appropriate, including the power, acting individually or jointly, to represent and bind the Company in all matters, in accordance with the scope of their respective duties.

         4.11 COMMITTEES. Subject to Section 4.1(a), the Board may designate one or more committees, each committee to consist of one or more of the Managers of the Company. The Board may designate one or more Managers as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company (including, but not limited to, the power and authority to issue Units, options to acquire Units, Unit appreciation rights and phantom Units). Each committee shall keep regular minutes and report to the Board when required.

         4.12 SPECIAL PROVISIONS RELATING TO AFFILIATE CORP. Affiliate Corp. agrees that it shall not (i) hold any assets, other than (a) working capital cash and cash equivalents held for the payment of current obligations and receivables from the Company; (b) Common Units and Preferred Units; (c) back-to-back obligations and mirror equity interests of the Company, consisting of obligations and equity securities (other than Common Units and Preferred Units, but including convertible securities), which are substantially equivalent to liabilities or obligations or securities of Affiliate Corp. to third parties; (d) assets subject to an existing obligation to contribute such assets (or successor assets) to the Company in exchange for Units; (e) assets acquired as a result of the issuance of (x) common stock of Affiliate Corp. and/or preferred stock of Affiliate Corp. and/or (y) liabilities or obligations of Affiliate Corp., subject to an existing obligation to contribute such assets (or successor assets) to the Company in exchange for Common Units or Preferred Units (in respect of the common stock or the preferred stock of Affiliate Corp. so issued) and/or for mirror equity securities (other than Common Units and Preferred Units, but including convertible securities, in respect of the mirror equity securities issued) of the Company and/or liabilities or obligations of the Company (in respect of the liabilities or obligations incurred), which are substantially equivalent to the equity securities and/or liabilities and obligations of Affiliate Corp. issued to acquire such assets; or (f) goodwill or deferred tax assets, or (ii) incur any liability or obligation for borrowed money for acquisition of assets or under any capital lease, other than (a) in connection with back-to-back obligations of the Company consisting of liabilities or obligations of Affiliate Corp. to a third party; (b) to acquire Units in exchange for common stock and/or preferred stock of Affiliate Corp.; or (c) as contemplated by clauses (i)(d) and (e) immediately above. Affiliate Corp. further agrees (x) that it shall not issue, transfer from treasury stock or repurchase shares of its common stock or preferred stock unless in connection with any such issuance, transfer, or repurchase Affiliate Corp. takes all requisite action such that, after giving effect to all such issuances, transfers or repurchases, the number of outstanding shares of such common stock will equal on a one-for-one basis the number of Common Units owned by Affiliate Corp.; (y) that it shall not issue, transfer from treasury stock or repurchase shares of preferred stock of Affiliate Corp. unless in connection with any such issuance, transfer or repurchase Affiliate Corp. takes all requisite action such that, after giving effect to all such issuances, transfers or repurchases, Affiliate Corp. holds mirror equity interests of the Company which are in the aggregate substantially equivalent to the outstanding preferred stock of Affiliate Corp.; and (z) upon any reclassification of the Common Units or the Preferred Units, whether by combination, division or otherwise, it shall take all requisite action so that the number of outstanding shares of common stock will equal on a one-for-one basis the number of Common Units or Preferred Units owned by Affiliate Corp., as the case may be.

         4.13     Management of the Company by Manager Following LLC IPO Event.

                  (a) Following a LLC IPO Event, the Members shall hereby unanimously elect Affiliate Corp. as the manager of the Company (the "POST-IPO MANAGER"). No additional Person may be elected as the Post-IPO Manager in addition to, or in place or substitution of, Affiliate Corp. without the affirmative vote, approval or consent of a Majority of Members. Upon the occurrence of a LLC IPO Event, except as otherwise required by applicable law, the powers of the Company shall at all times be exercised by or under the authority of, and the business, property and affairs of the Company shall be managed by, or under the direction of, the Post-

IPO Manager, including, without limitation, following a LLC IPO Event, any authority which has been delegated to the Board by this Agreement or any action required by the Board contemplated by this Agreement, shall be exercisable by the Post-IPO Manager.

                  (b) The Post-IPO Manager shall be authorized to elect, remove or replace Board members and officers of the Company, who, subject to the direction of the Post-IPO Manager, shall have such authority with respect to the management of the business and affairs of the Company as set forth in this Article IV or as otherwise specified by the Post-IPO Manager in a resolution or resolutions of the Post-IPO Manager.

                  (c) Except as otherwise required by applicable law, the Post-IPO Manager, or an officer of the Company if the Post-IPO Manager so delegates, shall be authorized to execute or endorse any check, draft, evidence of indebtedness, instrument, obligation, note, mortgage, contract, agreement, certificate or other document on behalf of the Company.

                  (d) No annual or regular meetings of the Post-IPO Managers are required. The Post-IPO Manager may, by written consent and without prior notice, take any action which it is otherwise required or permitted to take at a meeting.

                  (e) Except as provided in this Agreement, the Post-IPO Manager's duty of care in the discharge of its duties to the Company and the Members is limited to discharging its duties pursuant to this Agreement in good faith, with the care a corporate director of like position would exercise under similar circumstances, in the manner it reasonably believes to be in the best interests of the Company. In discharging its duties, the Post-IPO Manager shall not be liable to the Company or to any Member for any act or omission performed or omitted by such Person in good faith on behalf of, or in connection with the business and affairs of, the Company and in a manner reasonably believed to be within the scope of authority conferred on such Person by this Agreement, except that such Person shall be liable in respect of any loss, damage, or claim incurred by such Person by reason of such Person's fraud, deceit, reckless or intentional misconduct, gross negligence, or a knowing violation of law with respect to such acts or omissions.

                  (f) Notwithstanding the other provisions of this Section 4.13, in connection with Affiliate Corp.'s contribution to the Company of the net cash proceeds and assets received in respect of (i) the issuance of securities or incurrence of indebtedness for borrowed money or the acquisition of assets by Affiliate Corp. or (ii) the incurrence of any obligation by Affiliate Corp. under a capital lease, the Post-IPO Manager shall cause the issuance of securities or indebtedness of the Company to Affiliate Corp. that mirrors to the extent practicable the terms and conditions of such securities, indebtedness or capital lease obligation of Affiliate Corp., including purchase prices, as reasonably determined by the Post-IPO Manager.

                                   ARTICLE V

                      CAPITAL STRUCTURE AND CONTRIBUTIONS

         5.1      Authorized Units.

                  (a) Subject to the provisions of this Agreement, the Company is authorized to issue Membership Interests designated as "Common Units" or "Preferred Units" including multiple series and/or classes of each with separate rights, powers and duties and at varying prices per Unit as set forth herein or as the Board shall approve. Common Units may be issued in a manner resulting in a Capital Account Shortfall. Preferred Units may not be issued in a manner resulting in a Capital Account Shortfall. Any separate rights, powers and duties of any series or class of Common Units or Preferred Units issued by the Company, not set forth herein, shall be set forth in a certificate of designation (each, a "CERTIFICATE OF DESIGNATION"). The Company shall maintain separate and distinct records for each series and class and no series or class shall be liable for the obligations of any other series or class unless otherwise designated.

                  (b)      Other than as set forth in Sections 5.2, 6.2, 8.4,
Article X, Section 16.2, or in the applicable Certificate of Designation or as a result of any Capital Account Shortfall, each Common Unit issued as a part of any series or class of Common Units shall be identical in all respects (including with regard to the rights of Members to vote, to receive Distributions from time to time and to receive Distributions on liquidation of the Company) with each other Common Unit.

                  (c)      Other than as set forth in Sections 5.2, 6.2, 8.4,
Article X, Section 16.2, or in the applicable Certificate of Designations, each Preferred Unit issued as a part of any series or class of Preferred Units shall be identical in all respects (including with regard to the rights of Members to vote, to receive Distributions from time to time and to receive Distributions on liquidation of the Company) with each other Preferred Unit.

         5.2      Classes of Common Units; Rights and Privileges.

                  (a) There is hereby created a class of Common Units designated as "Class A Common Units."

                  (b) Each Class A Common Unit will be identical in all respects and will entitle the holders thereof to the same rights and privileges, except as otherwise provided herein.

                  (c) Each holder of Class A Common Units shall be entitled to the following number of votes, in person or by proxy, on all matters submitted to a vote of the Members: 1 multiplied by the number of Class A Common Units held by such Member; provided, however, that, any Member who is a Regulated Holder shall not be permitted to exercise such voting rights with respect to any Units which are held by such Regulated Holder is in excess of the limitations applicable to such Regulated Holder. Any Regulated Holder shall notify the Company in writing of the limitations applicable to it (including, the number of Units held by it which are not permitted to vote in accordance with the foregoing) and any change with respect to such limitations or their application to such Registered Holder's ownership of the Company.

                  (d) Notwithstanding anything in this Agreement to the contrary, the affirmative vote of a majority of the Class A Common Units is required for the creation of any class or series of Units with voting rights greater than those of holders of Class A Common Units.

                  (e)      Intentionally Omitted.

                  (f) Restricted Units. (i) Any Units granted to a Management Member which at the time of such grant have a Capital Account Shortfall shall be subject to vesting (any such Units, "RESTRICTED UNITS") as follows: (A)(i) 25% of the aggregate grant to such Member, upon the first anniversary of the date of such grant and (ii) 6.25% of the aggregate grant to such Member, upon the end of each fiscal quarter thereafter, or (B) such other vesting schedule as shall be determined by the Board at the time of the grant or issuance of such Restricted Units.

                  (ii) In the event of any termination of such Management Member's employment for any reason other than for termination without Cause, all Restricted Units that have not vested as of such date shall immediately be forfeited and cancelled. In the event of any termination of such Management Member's employment without Cause, any unvested Restricted Units that would have vested in the twelve month period immediately following the date of such termination will automatically vest and all remaining unvested Restricted Units shall be immediately forfeited and cancelled.

                  (iii) (A) With respect to any Management Member who is granted a Restricted Unit, in consideration for the grant of such Restricted Unit, the adequacy and sufficiency of which is acknowledged by such Management Member, such Management Member agrees that, during such Management Member's employment and for a period of one (1) year following the termination of such Management Member's employment with the Company for any reason (whether by Cause, or otherwise), such Management Member shall not engage in Competition with the Company. In consideration of the preceding sentence, a Management Member receiving Restricted Units agrees and acknowledges that reasonable limits of their ability to engage in activities which are competitive with the Company are warranted in order to protect the Company's trade secrets and proprietary information, and further, are warranted in order to protect the Company in developing and maintaining its reputation, goodwill and status in the marketplace. Notwithstanding anything herein contained, it shall not be a violation of this Section 5.2(f)(iii) for such Management Member to become the registered or beneficial owner of up to five (5) percent of any class of capital stock of a competing company having a class of equity securities registered under the Exchange Act; provided that such Management Member does not actively participate in the business of such company prior to such time that the provisions of this Section 5.2(f)(iii) shall expire.

         (B) With respect to any Management Member who is granted a Restricted Unit, in consideration for such grant, such Management member further agrees that during such Management Member's employment with the Company and for a period of one year following the termination of such employment with the Company for any reason (whether by Cause or otherwise), such Management Member agrees that he or she will not, directly or indirectly, for his benefit or for the benefit of any other person, firm or entity, do any of the following: (i) solicit business of the same or of a similar nature to the Business of the Company from any client doing business with the Company as of such Management Member's termination; (ii) solicit from any known potential client of the Company business of the same or of a similar nature to that which has been the subject of a known written or oral bid, offer, proposal or solicitation by the Company or of substantial preparation with a view to making such a bid, proposal, offer or solicitation; (iii) solicit the employment or services of, or hire or retain as a consultant or independent contractor, any person who was employed or utilized by the Company during or upon the termination of such Management Member's employment with the Company; or (iv) otherwise knowingly interfere with the business or accounts of the Company.

         (C) Such Management Member acknowledges that information pertaining to the prior or current Business of the Company or contemplated Business of the Company and its customers (including without limitation information relating to the Company's predecessors and their respective customers and strategic partners) constitutes valuable and confidential assets of the Company, and such Management Member acknowledges that the unauthorized use or disclosure of such information would be detrimental to the Business of the Company. Without limitation of the foregoing, such Management Member agrees that the following types of information are confidential: (i) information pertaining to any customer of the Company including information relating to the prior, current or future research or development activities of any customer, or relating to other business activities of any customer or any strategic partner;
(ii) information, conclusions and developments resulting from work performed, and all methods and procedures relating to work performed, or to be performed, for the Company or any customer or any strategic partner; (iii) information, conclusions and developments resulting from, and all methods and procedures relating to prior, current or contemplated projects and products of the Company; and, (iv) information which such Management Member has a reasonable basis to know was accepted by the Company from any third party under an obligation of confidentiality.

         Specifically excluded from the above confidentiality provisions are the following types of information: (i) information generally published or available to the public other than through the unauthorized disclosure by such Management Member; and (ii) information of a general nature not exclusively pertaining to the Company and its work, or to customers or strategic partners of the Company that could reasonably be expected to be acquired in employment with another company performing similar work.

         Such Management Member shall hold and preserve all confidential information of the Company and of its customers and strategic partners in trust and confidence for the Company and for its customers, and shall not, without the express written approval of an officer of the Company, disclose any such confidential information to any unauthorized person or use or copy any such confidential information for other than the Company's business, either during the such Management Member's employment with the Company, or after the termination of the such Management Member's employment with the Company for any reason. Such Management Member will not disclose to the Company, or induce the Company to use, any confidential information belonging to others, without authorization from such other parties.

         (D) Such Management Member acknowledges that the services to be rendered by him or her to the Company are of a special and unique character, which gives these agreements a peculiar value to the Company, the loss of which may not be reasonably or adequately compensated for by damages in an action at law, and that a material breach or threatened breach by him or her of any of the provisions contained in clause (iii) will cause the Company irreparable injury. Such Management Member therefore agrees that the Company shall be entitled, in addition to any other right or remedy, to a temporary, preliminary and permanent injunction, without the necessity of proving the inadequacy of monetary damages or the posting of any bond or security, enjoining or restraining such Management Member from any such violation or threatened violations. Such Management Member further acknowledges and agrees that the restrictive covenants set forth herein are reasonable and necessary for the protection of the Business and goodwill of the Company.

         (E) Such Management Member acknowledges and agrees that the restrictive covenants and agreements contained herein are reasonable and valid in geographic and temporal scope and in all other respects, and do not impose limitations greater than that are necessary to protect the goodwill, the confidential informa-tion and any other business interests of the Company, or any of its successors or assigns. If, however, any court subsequently determines that any of such covenants or agreements, or any part thereof, is invalid or unenforceable, the remainder of such covenants and agreements shall not thereby be affected and shall be given full effect without regard to the invalid portions thereof.

         (F) For purposes of this clause (iii), the Company shall include any Affiliate or associate of the Company.

                  (iv)     EACH MANAGEMENT MEMBER SHALL MAKE AN ELECTION UNDER
SECTION 83(b) OF THE CODE WITH RESPECT TO ANY RESTRICTED UNITS WITHIN THIRTY
(30) DAYS OF RECEIPT THEREOF.

                  (v) In the event of a sale of all or substantially all of the interests or assets of the Company (whether directly or indirectly or by sale, merger, recapitalization or otherwise), including, without limitation, pursuant to Sections 10.1, 10.2 or 10.3, the Company or the Directed Sale Group, as the case may be, shall cause the Buyer to create a "rabbi trust" for the proceeds received in respect of any unvested Restricted Units which shall provide for the payment of such proceeds to such Members in accordance with the vesting requirements above; provided, however, that in the event such transaction provided for consideration paid to holders of Units to be entirely in cash, all remaining unvested amounts held by such "rabbi trust" shall be paid in full on the first anniversary of the closing date of such transaction. The Company shall use reasonable efforts to cause the receipt of the funds deposited in the "rabbi trust" to be effected on a tax-free basis. To the extent that such Member incurs any tax in connection with the foregoing, the Buyer shall make a distribution to any such Member in an amount necessary to satisfy such tax obligation based upon the Assumed Tax Rate, which distribution shall decrease the amount of funds deposited in the "rabbi trust" pursuant to the foregoing sentence.

                  (vi) In the event of a Directed Conversion in accordance with Section 10.6 hereof (including in connection with a Corporate IPO Event), the holder of an unvested Restricted Unit shall receive as consideration in such transaction in exchange for such unvested Restricted Units restricted stock of Affiliate Corp. which shall be subject to the same vesting requirements and forfeiture provisions as the unvested Restricted Units had been subject to. WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO THE PRECEDING SENTENCE, EACH MANAGEMENT MEMBER SHALL MAKE AN ELECTION UNDER SECTIONS 83(b) OF THE CODE WITH RESPECT TO SUCH SECURITIES WITHIN THIRTY (30) DAYS OF RECEIPT THEREOF.

                  (vii) In the event of an LLC IPO Event, unvested Restricted Units shall be unaffected.

                  (g) Following any LLC IPO Event, with respect to any Underfunded Units, if either (i) the portion of the Member's Capital Account attributable to such Underfunded Unit is not positive (taking into consideration the Capital Account Shortfall) or as a result of any contemplated allocation of Net Loss would not be positive (except that with respect to any Member who becomes a Member following an IPO Event, such Member's initial Capital Account with respect to such Underfunded Unit shall be ignored for such purposes), then such Underfunded Units shall be cancelled and forfeited and be of no further economic value; and concurrently Affiliate Corp. shall issue to the Member forfeiting such Underfunded Units, Options with a Fair Market Value substantially equivalent to the value of such forfeited Units (after giving effect to any contemplated allocation which resulted in such forfeiture), as determined by the board of directors of Affiliate Corp. in its reasonable judgment, and subject to the same vesting requirements as imposed on any forfeited Underfunded Units.

                  (h) For purposes of this Agreement including clause (g) above, the portion of the Member's Capital Account attributable to any Underfunded Unit shall be determined as if such Underfunded Unit was held by a different Person that held no other Units. The Company shall maintain accounts allowing it to make determinations in respect of the foregoing.

                  (i) Each Management Member who receives Restricted Units as contemplated above represents, warrants and agrees that he or she will not sell, transfer or otherwise dispose of Restricted Units (or any Units or other securities issued in respect thereof) without registration under the Securities Act and applicable state securities laws, or an exemption therefrom. Such Management Member understands that, in the absence of an effective registration statement covering such securities or an available exemption from registration under the Securities Act and applicable state securities laws, such securities must be held indefinitely. In particular, such Management Member acknowledges that he or she is aware that such securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such Management Member represents that, in the absence of an effective registration statement covering such securities or an exemption from registration under the Securities Act, he or she will sell, transfer or otherwise dispose of such securities only in a manner consistent with the representations set forth herein.

         5.3      Issuance of Units.

                  (a) The Company is authorized to issue Units in exchange for either Capital Contributions or the provision of services (together, "UNIT CONSIDERATION"), having a fair market value equal to the value of the Units issued as determined by the Board or a duly authorized committee thereof. The number of Units issued to the Initial Members and the address for notice purposes hereunder of each Member are listed on such Member's execution page hereof and in the books and records of the Company, which books and records shall be amended from time to time by the Board as required to reflect issuances of Units to new Members, changes in the number of Units held by Members and to reflect the addition or withdrawal of Members. The number of Units held by each Member shall not be affected by either (i) any issuance by the Company of Units to other Members, (ii) any change in the Capital Account of such Member (other than such changes to reflect additional Unit Consideration from such Member in exchange for new Units or redemptions of Units from a Member) or (iii) any distributions not in redemption of Units. Units may, in the sole discretion of the Board, be certificated and the Board shall maintain a Unit ledger. Units shall not initially be certificated. Fractional Units may be issued for pro rata Unit Consideration, as determined by the Board.

                  (b) The Company is authorized to issue warrants, options or securities convertible into or similar rights to, purchase Units, restricted Units, Unit appreciation rights and phantom Units, for consideration equal to the fair market value of such Units and, on such other terms as may be determined by the Board or a duly authorized committee thereof.

                  (c)      The Company is further authorized to issue Units on

                  (f) The Company is authorized to issue to Affiliate Corp. Units and other interests which constitute back-to-back and mirror interests of securities issued by Affiliate Corp. in connection with (i) subject to Section 5.3(h), the issuance of Option Shares pursuant to the Company Option Plan, (ii) the contribution by Affiliate Corp. of the net cash proceeds received in respect of the issuance of stock or other equity securities to the Company (whether as a result of a LLC IPO Event, a Registration, a private placement or otherwise) in exchange for a number of Units equal to the number of shares of stock or other equity securities so issued, and (iii) other transactions with Affiliate Corp. which would reasonably require such issuance (including without limitation the events contemplated by Section 4.12 and Section 5.2(g)). Upon Affiliate Corp.'s contribution of cash or other assets to the Company pursuant to the immediately preceding sentence, the Company will issue to Affiliate Corp. Units or other interests that mirror to the extent practicable the terms and conditions of the stock or other equity securities issued by Affiliate Corp., as reasonably determined by the Board.

                  (g) At any time Affiliate Corp. issues a share of capital stock or other equity security pursuant to a Registration, in connection with a private placement or in connection with an acquisition or merger, the net proceeds received by Affiliate Corp. with respect to such share, if any, shall be concurrently transferred to the Company and the Company shall issue to Affiliate Corp. one Unit registered in the name of Affiliate Corp.

                  (h) At any time Affiliate Corp. issues a share of stock or other equity security pursuant to any Company Option Plan, the following shall occur: (i) Affiliate Corp. shall be deemed to contribute to the capital of the Company an amount of cash equal to the current per share market price of such share of stock or other equity security on the date such share is issued (or, if earlier, the date the related option is exercised), (ii) the Company shall be deemed to purchase from Affiliate Corp. such share of stock or other equity security for an amount of cash equal to the amount of cash deemed to be contributed by Affiliate Corp. to the Company in clause (i) above (and such share of stock or other equity security is deemed to be delivered to its owner under the Company Option Plan), (iii) the net proceeds received by Affiliate Corp. with respect to such share, if any, shall be concurrently transferred to the Company (and such net proceeds so transferred shall not constitute a capital contribution); and (iv) the Company shall issue to Affiliate Corp. one Unit registered in the name of Affiliate Corp. The Company shall retain any net proceeds that are paid directly to the Company.

         5.4 Certificates. To the extent that Units are certificated, each Unit certificate shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER CONDITIONS, AS SPECIFIED IN THE LIMITED LIABILITY COMPANY AGREEMENT DATED AS OF FEBRUARY 10, 2000 (COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF WBT HOLDINGS LLC (TOGETHER WITH ITS SUCCESSORS, THE "COMPANY") AND WHICH WILL BE MAILED TO A HOLDER OF UNITS WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH SECURITYHOLDER). THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT.


         NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT PURSUANT TO THE PROVISIONS OF SUCH LIMITED LIABILITY COMPANY AGREEMENT AND, EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT,
         (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS (SUCH FEDERAL AND STATE LAWS, THE "SECURITIES LAWS") OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS."

         All Members shall be bound by the requirements of such legends to the extent that such legends are applicable. Upon a Registration of any Units, the certificate representing such Units shall be replaced, at the expense of the Company, with certificates bearing only the first of the two legends referred to above.

         5.5 Capital Contributions. No interest shall accrue on any Capital Contribution and no Member shall have the right to withdraw or be repaid any Capital Contribution, except as provided in this Agreement. If any Member withdraws from the Company pursuant to the terms hereof, such Member shall remain obligated for any unpaid Capital Contributions and shall not be entitled to a return of its Capital Contribution. The value of any Capital Contribution by a new member and the terms upon which such Capital Contribution shall be made shall be as agreed upon by the Board and in such Member's Subscription Agreement, if any, and, in the case of an Initial Member's initial Capital Contribution, as set forth on the signature pages hereto.

         5.6 Additional Contributions. No Member shall be obligated to make an additional Capital Contribution to the Company, in addition to its initial Capital Contribution. Subject to Article III or the approval of the Board (or any Person so designated by the Board), the Members may be permitted from time to time to make additional Capital Contributions if it is determined by the Board that such additional Capital Contributions are necessary or appropriate for the conduct of the Company's business and affairs, including without limitation expansion or diversification. Subject to the provisions of this Agreement, including, without limitation, Article XIII of this Agreement, the Board (or any Person so designated by the Board) shall approve all aspects of any such additional Capital Contribution, such as the amount and nature of the consideration to be contributed to the Company, the resulting increase in Units to be received by the contributing Member, the resulting dilution of interest to be incurred by the other Members, and the extent to which Members will participate in the allocations and distributions of the Company as a result thereof.

         5.7      Maintenance of Capital Accounts.

                  (a) There shall be established and maintained throughout the full term of the Company in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv) a capital account ("CAPITAL ACCOUNT") for each Member to which shall be credited the Capital Contribution of such Member, including the gross fair market value of any property contributed by each such member (as determined in good faith by the Board based upon the advice of the independent auditors of the Company or other entity retained by the Board for such purpose)(net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code), and such Member's allocable share of Net Profits (and items), and from which shall be deducted Distributions to such member of cash or other property (net of liabilities secured by such distributed property that the Member is considered to assume or take subject to under Section 752 of the Code), and such Member's allocable share of Net Loss (and items).

                  (b) The Capital Accounts of the Members shall be adjusted to equal their respective fair market values (as determined in good faith by the Board based upon the advice of the independent auditors of the Company or other entity retained by the Board for such purpose) as of the following events: (i) the acquisition of an interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution (other than pro rata acquisitions by all Members), (ii) the distribution of cash or assets other than a de minimis amount by the Company to a Member as consideration for an interest in the Company, (iii) the liquidation of the Company within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g) and (iv) upon an exchange of a Member's Units for shares of stock or other equity securities pursuant to Section 8.4 and Article X; provided, however, that any adjustments made pursuant to clauses (i) and (ii) above shall be made only if the Board reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members.

                  (c) No Member shall be required to pay to the Company or any other Member or Contributing Non-Member any deficit or negative balance which may exist from time to time in such Member's or Contributing Non-Member's Capital Account.

         5.8      Allocation of Profits and Losses.

                  (a) Except as provided elsewhere in this Section 5.8 or elsewhere in this Agreement, Net Profits (and items) and Net Loss (and items) for any Fiscal Year shall be allocated among the Members in a manner such that the Capital Account of such Member, immediately after giving effect to such allocation and taking account of all prior Distributions during such Fiscal Year, is, as nearly as possible, equal (proportionately) to the amount of the Distributions that would be made to such Member if the Company were wound up after such allocations and Distributions upon such winding-up were made in a manner to give effect to the intended economic arrangement of the Members as set forth in Article VI; provided, however, that Net Profit shall first be allocated pro rata among the Members to reverse previously allocated Net Loss (to the extent not previously reversed under this proviso). The Board may make such other assumptions (whether or not consistent with the above assumptions) as it reasonably deems necessary or appropriate in order to effectuate the intended economic arrangement of the Members as set forth in Article VI.

                  (b) In the event that no Member has a positive Capital Account, Net Loss (and items thereof) shall be allocated (i) first, to Members in proportion to, and to the extent of, the amount of any Member's share of recourse liabilities of the Company as determined under Treasury Regulation
Section 1.752-2 and (ii) second, in proportion to, and to the extent of, the amount of any Member's share of non-recourse liability of the Company as determined under Treasury Regulation Section 1.752-3 and (iii) third, pro rata in proportion to the Capital Contributions of the Members.

                  (c) Upon the dissolution and termination of the Company pursuant to Article XV and after all other allocations provided for in Article
V have been tentatively made as if this Section 5.8(c) were not in this Agreement, it is intended that the positive Capital Account balances of the Members immediately prior to a Distribution to the Members under Article XVI be the same as the amount to which the Members are entitled under Section 6.2; provided, however, that the intended Capital Accounts of each of the Key Managers (and others receiving Common Units without making a pro rata Capital Contribution) shall reflect their Capital Account Shortfall. If the Distributions to a Member under Article XVI would be different from the amount determined under the preceding sentence, then, except as otherwise provided elsewhere in this Agreement, Net Profits (and items thereof) and Net Loss (and items thereof) for the Fiscal Year in which the Company dissolves and terminates pursuant to Article XV (and, if necessary, prior fiscal years) shall be allocated among the Members in a manner such that the Capital Account of each Member, immediately after giving effect to such allocation, is, as nearly as possible, equal (proportionately) to the amount of the Distributions that would be made to such Member pursuant to the preceding sentence. The Board may apply the principles of this Section 5.8(c) to any Fiscal Year preceding the Fiscal Year in which the Company dissolves and terminates (including through application of Section 761(c) of the Code) if delaying application of the principles of this Section 5.8(c) would likely result in aggregate
Distributions under Article XVI that are materially different from the amounts determined under the first sentence of this

Section 5.8(c).

         5.9 Allocation Periods. In each Fiscal Year, Net Profits (and items thereof) and Net Loss (and items thereof) shall be allocated as of the last day of such Fiscal Year.

         5.10 Transfer of or Change in Interests. The Board is authorized to adopt any convention or combination of conventions likely to be upheld for federal income tax purposes regarding the allocation and/or special allocation of items of Company income, gain, loss, deduction and expense with respect to a newly issued interest in the Company and a transferred Company interest. A transferee of a Company interest shall succeed to the Capital Account of the transferor Member to the extent it relates to the transferred Company interest.

         5.11 Tax Allocations. (a) Items of income, gain, loss, deduction and credit realized by the Company shall, for each Fiscal Year, be allocated, for federal, state and local income tax purposes, among the Members, and in the same manner as the Net Profit or Net Loss was allocated pursuant to Section 5.8, subject, however, to any adjustment required to comply with Treasury Regulations promulgated under Section 704(b) of the Code, including any adjustment arising as a result of the special tax allocations set forth in subsection 5.11(b) below.

                  (b) Notwithstanding any other provision of this Section 5.11, the following special allocations shall be made in the following order:

         (i) Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(f), if there is a net decrease in company minimum gain (as defined in Treasury Regulations Sections 1.704-2(b)(2) and (d)) during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to the portion of such Member's share of the net decrease in company minimum gain, determined in accordance with Treasury Regulations Sections 1.704-2(f), (g) and (j). This subsection 5.11(b)(i) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (ii) Member Nonrecourse Debt Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(i)(4), if there is a net decrease in Member nonrecourse debt minimum gain attributable to a Member nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(i)) during any Fiscal Year, any Member with a share of Company nonrecourse debt minimum gain attributable to such Member's nonrecourse debt at the beginning of such Fiscal Year shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in the manner and amounts provided for in the applicable provisions of Treasury Regulation Sections 1.704-2(i) and (j). This Section 5.11(b)(ii) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (iii) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6), items of Company income and gain shall be specially allocated to each such Member, as the case may be, in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations under Section 704(b) of the Code, the deficit of such Member's Capital Account (as adjusted by amounts the Member is obligated or deemed obligated to contribute to the Company for purposes of applying the qualified income offset rule) as quickly as possible; provided that an allocation pursuant to this subsection 5.11(b)(iii) shall be made only if and to the extent that such Member would have such capital account deficit after all other allocations provided for in Sections 5.8 and 5.11 have been tentatively made as if this subsection 5.11(b)(iii) were not in this Agreement.

                  (c) Section 704(c). Income, gains, losses and deductions, with respect to any property contributed to the capital of the Company shall, solely for income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of the property to the Company for federal income tax purposes and its fair market value at the time of the contribution in accordance with Section 704(c) of the Code and the Treasury Regulations promulgated thereunder.

                  (d) The Members hereby agree to be bound by the provisions of this Section 5.11 in reporting their respective shares of items of Company income, gain, loss, deduction and credit.

                  (e) It is the intention of the Company that the allocations hereunder comply with the provisions of Section 704(b) of the Code and the Treasury Regulations so that the allocations made hereunder will be deemed to have "substantial economic effect" as provided therein. To the extent special allocations of Net Profit or Net Loss are required to comply with the requirements thereof, and which are not otherwise provided for herein, such special allocations shall be made in the manner set forth in the Code and the Treasury Regulations, as determined in good faith by the Board. To the extent any such special allocations are made, subsequent allocations of Net Profit and Net Loss shall be made to offset any economic distortion caused by such special allocations, as determined by the Board.

                  (f) If any Member contributes property to the Company with an initial book value to the Company different from its adjusted basis for federal income tax purposes to the Company, or if Company property is revalued as provided in Section 5.7(b) or as otherwise required by the Treasury Regulations, Net Profits and Net Losses will be computed as if the initial adjusted basis for federal income tax purposes to the Company of such contributed or revalued property equaled its initial book value to the Company as of the date of contribution or revaluation. Credits or debits to Capital Accounts due to a revaluation of Company assets in accordance with Section 5.7(b), or due to a distribution of noncash assets, will be taken into account as gain or loss from the disposition of such assets for purposes of computing Net Profit and Net Loss.

         5.12 Determinations by Board. All matters concerning the computation of Capital Accounts, the allocation of items of Company income, gain, loss, deduction and expense for all purposes of this Agreement and the adoption of any accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the Board. Such determinations shall be final and conclusive as to all the Members. Without in any way limiting the scope of the foregoing, if and to the extent that, for income tax purposes, any item of income, gain, loss, deduction or expense of any Member, or the Company, is constructively attributed to, respectively, the Company or any Member, or any contribution to or Distribution by the Company or any payment by any Member or the Company is recharacterized, the Board may specially allocate items of Company income, gain, loss, deduction and expense and/or make correlative adjustments to the Capital Accounts of the Members in a manner so that the net amount of income, gain, loss, deduction and expense realized by each relevant party (after taking into account such special allocations) and the net Capital Account balances of the Members (after taking into account such special allocations and adjustments) shall, as nearly as possible, be equal, respectively, to the amount of income, gain, loss, deduction and expense that would have been realized by each relevant party and the Capital Account balances of the Members that would have existed if such attribution and/or recharacterization and the application of this sentence of this Section 5.12 had not occurred. In the event that the Board shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Members, then each Member agrees to take such action as the Board decides in good faith is required to effect such result (which may include amending this Agreement in accordance with Section 18.12).


                                   ARTICLE VI

                                 DISTRIBUTIONS

         6.1 No Right to Demand Distributions. No Member shall have the right to withdraw capital or demand or receive Distributions of any amount in its Capital Account, except as expressly provided in this Article VI and
Article XV. A Member shall be entitled to receive Distributions from the Company before the dissolution and winding up of the Company only to the extent, and at the times or upon the happening of the events, specified in Sections 6.2, 6.3 and 6.5 of this Agreement or as otherwise approved by unanimous consent of the Members.

         6.2      Ordinary Distributions. (i) Subject to the provisions of
Section 6.3 and Section 6.5, distributions of available cash may be made as the Board shall deem appropriate (in its sole discretion) in immediately available funds as follows:

                  (a) first, to each holder of Preferred Units, an amount equal to the Overdue Amount (as defined in Section 6.2(ii)) in respect of such holder's Preferred Units, if any;

                  (b) second, to each holder of Preferred Units, a Preferred Dividend in respect of such holder's Preferred Units, if any; and

                  (c) thereafter, to the holders of Common Units or any Preferred Units that participate with Common Units, pro rata in proportion to the number of such Units held by such holder.

                  (ii) If for any reason the Company does not pay on a Distribution Date to any holder of Preferred Units the total amount of the Preferred Dividend in respect of such holders Preferred Units due on such Distribution Date pursuant to Section 6.2(i)(b), the amount of such Preferred Dividend which is not paid on such Distribution Date shall accrue a return at a rate equal to the Penalty Rate until such unpaid amount and the return thereon (the "OVERDUE AMOUNT") is paid in full. The Company shall pay the Overdue Amount as soon as possible, and shall not be required to wait until a Distribution Date to make such payment.

                  (iii) Notwithstanding the other provisions of this Section 6.2, the Company shall no longer make Distributions pursuant to Sections 6.2(i)(a) and 6.2(i)(b) with respect to that portion of any Preferred Unit which has been redeemed pursuant to the payment of a Special Preferred Distribution.

                  (iv) Notwithstanding the other provisions of this Section 6.2, subject to the provisions of Section 6.3, at any time as the Board shall deem appropriate, the Company shall make to each holder of Preferred Units a Special Preferred Distribution in respect of such holder's Preferred Units.

         6.3 Restrictions on Distributions. The foregoing provisions of this Article VI to the contrary notwithstanding, no distribution under this
Article VI shall contravene Section 18-607 of the Act.

         6.4 Withholding. Notwithstanding any other provision of this Agreement, the Company is authorized to take any action that it reasonably determines to be necessary or appropriate to cause the Company to comply with any foreign or United States federal, state or local withholding requirement with respect to any allocation, payment or Distribution by the Company to any Member or other Person. All amounts so withheld, and, in the manner determined by the Company, amounts withheld with respect to any allocation, payment or distribution by any Person to the Company, shall be treated as Distributions to the applicable Members under the applicable provisions of this Agreement, as the case may be. If any such withholding requirement with respect to any Member exceeds the amount distributable to such Member under applicable provisions of this Agreement or if any such withholding requirement was not satisfied with respect to any amount previously allocated, paid or distributed to such Member, such Member and any successor or assignee with respect to such Member's interest in the Company hereby indemnifies and agrees to hold harmless the other Members and the Company for such excess amount or such withholding requirement, as the case may be. Any amount so withheld by the Company shall be promptly paid by the Company to the appropriate federal, state or local taxing authority.

         6.5 Tax Distributions. Notwithstanding Section 6.2, to the extent that a Member is allocated taxable income from the Company as a result of it being a Member, the Company shall, to the extent it has funds available (which determination shall be made in the sole discretion of the Board), make Distributions to the Members in amounts to be determined as set forth in the immediately following sentence. The amounts distributable pursuant to this
Section 6.5 shall be the amounts necessary to enable the Members (or any Persons whose tax liability is determined by reference to the income of a Member) to discharge their United States federal, state and local income tax liabilities arising from the allocations made pursuant to Article V as determined by the Board in good faith with respect to such Fiscal Year, assuming that each Member is a taxable entity and based on the Assumed Tax Rate and the amounts allocated to the Members, and otherwise based on such reasonable assumptions as the Board determines in good faith to be appropriate (including without limitation giving effect to prior year loss allocations); provided, however, that special allocations of items of income, gain, loss, deduction or credit of the Company, such as allocations pursuant to Section 704(c) of the Code and allocations resulting from an election under Section 754 of the Code, shall not be taken into account; and provided, further, that, if as a result of any Net Profits allocated to Affiliate Corp., after giving effect to all cumulative Net Losses allocated to Affiliate Corp. available to Affiliate
Corp. to offset any such Net Profits, Affiliate Corp. is obligated to pay any federal, state or local income taxes, then the Company shall make the following
Distributions: within ten (10) days following the Board's receipt of written notice from Affiliate Corp. stating that it requires funds to pay federal, state or local income taxes as a result of its interest in the Company (taking into account any required estimated payments), the Board shall determine the amount of funds which Affiliate Corp. requires to pay such taxes, after giving effect to the amount of Net Losses previously allocated and available to Affiliate Corp. and distribute no less than such amount to Affiliate Corp. (the "TAX AMOUNT"); and shall distribute to each other Member no less than an amount equal to: (x) the percentage of Units such Member owns in relation to the total number of outstanding Units of the Company (without giving effect to the exercise of any outstanding options or other similar securities)(the "UNIT PERCENTAGE") multiplied by a collective amount (the "COLLECTIVE AMOUNT") equal to (y) the Tax Amount divided by (z) the Percentage Interest of Affiliate Corp. (expressed as a decimal). In the event that the Collective Amount distributable to all Members pursuant to the preceding sentence exceeds the amount of cash which the Company has the ability to distribute, such cash shall be first distributed to Affiliate Corp. in an amount equal to the Tax Amount, and the remainder shall be allocated among the other Members pro-rata based upon their Unit Percentage. In addition, with respect to the shortfall in cash distributed to all other Members, the Company shall create an equitable mechanism to ensure that the other Members are made whole with respect to such shortfall and such mechanism shall ensure that their respective Capital Accounts are adjusted as if they had received the full amount of any such distribution in cash. Any distributions under this provision shall be made prior to each such required due date. The amount distributable to any Member pursuant to Section 6.2, or (if appropriate) Section 15.3, shall be reduced by the amount distributed to such Member pursuant to this Section 6.5.

         6.6 Final Distribution. The final distributions following dissolution of the Company shall be made in accordance with the provisions of
Article XVI.

                                  ARTICLE VII

                                    ACCOUNTS

         7.1 Books. The Board shall cause to be maintained complete and accurate books of account of the Company's affairs at the Company's principal place of business. Such books shall be kept on such method of accounting as the Board shall select.

         7.2 Reports. The books of account of the Company shall be closed after the close of each Fiscal Year, and there shall be prepared and sent to each Member a statement of the profits and losses of the Company for that period and a statement of such Member's distributive share of income and expense for income tax reporting purposes.

         7.3 Federal Tax Matters. U.S. Equity Group shall be the Tax Matters Member, who shall be considered the tax matters partner for purposes of
Section 6231 of the Code. The Tax Matters Member shall cause to be prepared and shall sign all tax returns of the Company, make any tax elections for the Company

(C) upon the exercise by the Company (or its designee) or any Management Member or Non-Management Member (or his or her personal representatives) of any "call" or "put" rights, as applicable, provided for in Article XI, (D) Transfers to or from such Member's Permitted Transferee, (E) for any sale of Units in connection with the exercise of such Person's rights under Sections 12.1 through 12.11 (provided that, prior to an IPO Event, no Management Member or Non-Management Member nor their Permitted Transferees, shall be permitted to Transfer any Units pursuant to the provisions of Article XII), (F) Transfers to Affiliate Corp. in exchange for shares of capital stock or other securities of Affiliate Corp., as the case may be, in accordance with Section 8.4 or (G) for collateral pledges pursuant to the Investor Pledge Agreement.

                  (b)      Any Transfer of Units made pursuant to this Section
8.1 to a Permitted Transferee shall be effective only if such Permitted Transferee shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to the provisions of Article XIV. No Transfer of Member Unit in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

         8.2 Involuntary Transfers. In the case of any Transfer of title or beneficial ownership of Units upon default, foreclosure, forfeit, divorce, court order, or otherwise than by a voluntary decision on the part of a Member (an "INVOLUNTARY TRANSFER"), (i) the Company shall have the right to purchase such Units pursuant to this Section 8.2, (ii) if the Company shall have failed to exercise such right, the U.S. Equity Group shall have the right to purchase such Units pursuant to this Section 8.2 and (iii) if the Company and the U.S. Equity Group shall have failed to exercise such right, each Member other than the members of the U.S. Equity Group shall have the right to purchase such Units pursuant to this Section 8.2 (which Units shall be allocated to each such Member who so exercised his, her or its rights to purchase Units pursuant to this
Section 8.2 on a pro rata basis). Upon the Involuntary Transfer of any Units, such holder of Units shall promptly (but in no event later than two days after such Involuntary Transfer) furnish written notice (the "INVOLUNTARY TRANSFER NOTICE") to the Company and the U.S. Equity Group indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom such units have been transferred (the "INVOLUNTARY TRANSFEREE") and giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. Upon the receipt of the Involuntary Transfer Notice, and for 30 days thereafter, the Company or the U.S. Equity Group, as applicable, shall have the right to purchase, and the Involuntary Transferee shall have the obligation to sell, all, but not less than all, of the Units acquired by the Involuntary Transferee for a purchase price equal to the lesser of (i) the Fair Market Value of such Units on the date of transfer to the Involuntary Transferee and (ii) the amount of the Indebtedness or other liability that gave rise to the Involuntary Transfer plus the excess, if any, of the Book Value of such Units over the amount of such Indebtedness or other liability that gave rise to the Involuntary Transfer.

         Notwithstanding the foregoing, the Board may, for good cause shown by the holder of Units who made the Involuntary Transfer, determine that payment of a purchase price equal to the Fair Market Value of such Units on the date of transfer to the Involuntary Transferee would be appropriate under the circumstances, and direct that payment be made in such amount.

         8.3 Transfer Restrictions Arising from Investor Pledge Agreement. Each Member acknowledges and agrees that prior to an IPO Event all of its Units shall be pledged pursuant to the Investor Pledge Agreement and shall not be available to be released therefrom until the occurrence of an IPO Event. Each Member further acknowledges and agrees that following an IPO Event any Transfer of its Units is subject to such Units being released pursuant to the terms of the Investor Pledge Agreement. In order to obtain such release, any Member seeking such a release shall submit a written request to the Company setting forth the number of Units owned by such Member and the name of such Member. The Company agrees that promptly following the receipt of any such request, it shall transmit such request to the Agent pursuant to the Investor Pledge Agreement and shall upon written response from the Agent promptly inform such Member of the number of Units which have been released from such pledge.

         8.4      Exchange of Units.

                  (a) At any time following a LLC IPO Event, each Member shall be entitled to exchange any or all of such Member's Units (other than unvested Restricted Units which shall not be exchangeable until vested) for a number of shares of stock or other equity interests of Affiliate Corp. on a one-for-one basis. The stock or other equity interests of Affiliate Corp. into which the Units are exchangeable for shall mirror, to the extent practicable, the terms and conditions of the Units of the Company being exchanged. The right of exchange set forth in this Section 8.4 shall be exercised by the surrender to Affiliate Corp. of the certificate or certificates, Duly Endorsed, representing the Units to be exchanged at any time during normal business hours at the principal executive offices of such corporation, accompanied by a

                                   ARTICLE IX

                                TAG-ALONG RIGHTS

         9.1      Tag-Along Rights Generally.

                  (a)      Subject to the restrictions on Transfer set forth in
Section 8.1 hereof, any Member or Members who are members of the U.S. Equity Group (or their Permitted Transferees), may, individually or collectively, in any one transaction or any series of similar transactions, Transfer any Units to any Third Party, but only if the Member or Members who are members of the U.S. Equity Group (or their Permitted Transferees) desiring to so transfer their Units (collectively, the "TRANSFEROR") first offer to each of the other Members (excluding unvested Restricted Units which shall not be entitled to any of the rights pursuant to this Article IX until vested)(the "TAG-ALONG OFFEREES") to include, at the option of each Tag-Along Offeree, in the sale or other disposition to the Third Party, such number of Units (collectively, the "TAG-ALONG UNITS") as shall be determined in accordance with this Article IX.

                  (b) Upon the receipt by any Transferor or Transferors from a Third Party of a Bona Fide Offer or offers from a Third Party to purchase or otherwise acquire (or if such Transferor or Transferors has otherwise agreed to Transfer to a Third Party (other than in connection with an IPO Event)) such Transferor or Transferors Units (other than a Transfer which pursuant to Section 9.5 hereof would not be subject to the provisions of Sections 9.1 through 9.4) which such Transferor or Transferors desire to accept, such Transferor or Transferors shall cause the Third Party's offer to be reduced to writing and shall provide a copy of such written notice of such Third Party's offer (the "TAG-ALONG NOTICE") to the Company, and the Company shall provide a copy of the Tag-Along Notice to each of the Tag-Along Offerees in the manner set forth in Section 18.9. The Tag-Along Notice must contain an offer to purchase or otherwise acquire Tag-Along Units from the Tag-Along Offerees according to the terms and conditions of this Article IX and upon the same terms and conditions as the terms and conditions contained in the Third Party's offer and shall be accompanied by a true and correct copy of the Third Party's offer.

                  (c) At any time within 15 Business Days after its receipt of the Tag-Along Notice, each of the Tag-Along Offerees may irrevocably accept the Third Party offer included in the Tag-Along Notice for up to such number of Tag-Along Units as is determined in accordance with the provisions of this
Article IX by
specified in the Tag-Along Notice provided to the Tag-Along Offerees by the Company) and the date of sale or other disposition, as are received by the Transferor and stated in the Tag-Along Notice provided to the Tag-Along Offerees by the Company. As promptly as practicable (but in no event later than 5 Business Days) after the consummation of the sale or other disposition of Units of the Transferor and Tag-Along Units of the Tag-Along Offerees to the Third Party pursuant to the Third Party's offer, the Transferor shall notify the Tag-Along Offerees thereof, shall remit to each Tag-Along Offeree who accepted the Third Party's offer in accordance with the provisions of this Article IX the total sales price of the Tag-Along Units of such Tag-Along Offeree sold or otherwise disposed of pursuant thereto (together with any excess Tag-Along Units of such Tag-Along Offeree which are not sold or otherwise disposed of pursuant thereto), and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms and conditions thereof as may be reasonably requested by the Tag-Along Offerees.

         9.4 Transfers to Third Parties after Members Decline Tag-Along Rights. If within 10 Business Days after the receipt of the Tag-Along Notice, any Tag-Along Offeree has not accepted the offer contained in the Tag-Along Notice, such Tag-Along Offeree will be deemed to have waived any and all rights with respect to the sale or other disposition of Tag-Along Units described in the Tag-Along Notice and the Transferor shall have 90 days in which to sell or otherwise dispose of the Units described in the Third Party's offer, on terms and conditions not more favorable to the Transferor than were set forth in the Tag-Along Notice. If, at the end of 90 days following the receipt of the Tag-Along Notice, the Transferor has not completed the sale or other disposition of Units of the Transferor and Tag-Along Units of any Tag-Along Offeree in accordance with the terms and conditions of the Third Party's offer, the Transferor shall return to such Tag-Along Offeree all certificates representing Tag-Along Units which such Tag-Along Offeree delivered for sale or other disposition pursuant to this Article IX, and all the restrictions on Transfer contained in this Agreement with respect to Units owned by the Transferor shall again be in effect.

         9.5      Exceptions to Tag-Along Rights. The provisions of this
Article IX shall not be applicable to any Transfer of Units (i) from any Member to any Permitted Transferee, or from any Permitted Transferee of such Member to such Member, provided that in any Transfer to a Permitted Transferee such Permitted Transferee (other than the Company) must agree in writing to be bound by the terms and conditions of this Agreement pursuant to the provisions of
Article XIV, (ii) made pursuant to a public offering of Units in connection with the exercise by any Member of its rights pursuant to Article XII or in connection with the exercise by the U.S. Equity Group of its rights pursuant to Section 10.6 or made in compliance with Rule 144 or into a public trading market, (iii) made in connection with the exercise by the U.S. Equity Group of its rights under Article X, (iv) made in connection with an exchange of Units for shares of stock or other equity interests in Affiliate Corp. in accordance with Section 8.4 or (v) between the Company (or its designee), on the one hand, and any Management Member, Non-Management Member or employee of the Company and its Subsidiaries (or any of their respective Permitted Transferees), on the other, pursuant to Articles X, XI or XIII.

                                   ARTICLE X

                       RIGHTS TO DIRECT SALE OR IPO EVENT

         10.1 Rights to Direct Sale Generally. The members of the U.S. Equity Group (the "DIRECTED SALE GROUP") shall have the right (the "DIRECTED SALE RIGHT") to cause the sale of all or substantially all of the Company to a Third Party (the "THIRD PARTY PURCHASER"), whether pursuant to a sale of Units, merger, consolidation, stock swap, business combination, recapitalization, sale of assets or similar transaction (any such sale, the "DIRECTED SALE"); provided, that, the Directed Sale Group shall be treated no more favorably as to the terms and conditions of the Directed Sale than the other Members (other than with respect to any transaction fee arrangements contemplated by the Financial Advisory Services Agreement or with respect to such other Member's specific tax treatment). If the Directed Sale Group proposes to exercise its Directed Sale Right, members thereof shall send written notice of the exercise of its Directed Sale Right to each of the remaining Members, setting forth the consideration to be paid by the Third Party Purchaser and the other terms and conditions of such transaction (such notice, the "DIRECTED SALE NOTICE").

         10.2     Directed Sale Pursuant to a Sale of Units.

                  (a) In the event that the Directed Sale Group determines to exercise its Directed Sale Right pursuant to a sale of Units to the Third Party Purchaser, then the Directed Sale Group shall require the remaining Members and their respective Permitted Transferees to sell the same proportion of Units as the Directed Sale Group will sell in such sale (along with all rights to acquire Units and similar interests) held by them to the Third Party Purchaser for the same consideration per Unit (appropriately adjusted in the case of securities such as Options and warrants and to reflect any Capital Account Shortfall) and otherwise on the same terms and conditions upon which the Directed Sale Group sells its Units (along with all rights to acquire Units and similar interests); provided, however, that no Member shall be required to accept joint and several liability with other Members in such sale except to the extent of any holdback or escrow in such sale; provided, further, that, each Member shall be severally liable with respect to representations as to title to their Units; and, provided, further, that, in no event shall the maximum amount of any indemnity obligation in such sale of any Member exceed the gross proceeds received by such Member in such sale. Within 10 days following the date on which the Directed Sale Group delivers the Directed Sale Notice, each of the remaining Members shall deliver to a representative of the Directed Sale Group designated in the Directed Sale Notice, certificates representing all Units (along with all rights to acquire Units and similar interests) held by such Member, Duly Endorsed, together with all other documents reasonably required to be executed in connection with such transaction to be held in escrow on behalf of such Members pending receipt of proceeds therefor; provided, that in the event that the Directed Sale Group does not anticipate consummating such Directed Sale within 30 days after the date of delivery of the Directed Sale Notice, the Directed Sale Group shall subsequently notify the remaining Members of the anticipated date of consummation of such Directed Sale and such remaining Members shall thereupon deliver to such designated representative of the Directed Sale Group, within 5 days prior to such anticipated date of consummation, such certificates and documents.

                  (b) In the event that a remaining Member and its Permitted Transferees should fail to deliver such certificates and documents to the Directed Sale Group, then upon consummation of the Directed Sale in accordance with this Agreement and applicable law, (i) the Company shall cause the books and records of the Company to show that such Units are bound by the provisions of this Article X and that such Units may be transferred only to the Third Party Purchaser and (ii) such remaining Member and each of its Permitted Transferees (A) shall not be entitled to the consideration it is to receive under this Section 10.2 until it cures such failure (provided that after curing such failure it shall be so entitled to such consideration without interest),
(B) shall for all purposes be deemed no longer to be a Member of the Company and have no voting rights with respect to such Units, (C) shall not be entitled to any distributions with respect to the Units held by it, (D) shall have no other rights or privileges granted to Members under this or any other agreement and (E) in the event of liquidation of the Company, shall have rights subordinate to the rights of any equity holder with respect to any consideration it would have received if it had complied with this Section 10.2, if any, until it cures such failure (provided, that after curing such failure it shall be so entitled to such consideration without interest). If any party so fails to deliver such certificates and documents as so required it shall execute, acknowledge and deliver all such further agreements and take all such further actions as may be reasonably necessary or desirable to give effect to the provisions of this Section 10.2.

                  (c) If, within 180 days after the Directed Sale Group gives such notice, the Directed Sale Group has not completed the sale of all the Units (along with all rights to acquire Units and similar interests) of the Members in accordance herewith, the Directed Sale Group shall return to each of the remaining Members all certificates representing Units that such Member delivered for sale pursuant hereto and that were not purchased pursuant to this
Article X.

                  (d) Members who deliver to the Directed Sale Group certificates representing Units in accordance with this Section 10.2 or otherwise pursuant to a Directed Sale shall retain full voting control (to the extent such Units are entitled to vote) and any other rights and incidents of ownership associated with such Member's ownership of such Units until the applicable Directed Sale has been completed or such Units have been returned in accordance with the provisions of this Article X, and such Units will be held by the Directed Sale Group for the benefit of such Member until such time.

         10.3 Directed Sale Other Than Pursuant to a Sale of Units. In the event that the Directed Sale Group determines to exercise its Directed Sale Right pursuant to a merger, consolidation, stock swap, business combination, sale of assets or similar transaction, then the Directed Sale Group may, at its option, require the remaining Members and their respective Permitted Transferees to vote or execute written consents in lieu thereof in favor of such transaction. In particular, in the event of any such proposed transaction, upon any request by the Directed Sale Group, each of the Members shall use its respective best efforts (i) to call, or cause the appropriate officers and Managers of the Company to call, a special meeting of members of the Company to consider approval of such proposed transaction, and (ii) vote in favor of such proposed transaction all of the Units owned or held of record by such Member (to the extent entitled to vote), at each regular or special meeting of the members of the Company called for the purpose of voting on such matter, or in any written consent executed in lieu of such a meeting of members, and shall take all actions reasonably necessary, to ensure that all necessary member approvals for such transaction are obtained.

         10.4 Cooperation in Connection with Directed Sale. Each Member shall reasonably cooperate with the Directed Sale Group in the event that the Directed Sale Group determines to exercise its Directed Sale Right pursuant to this Article X and shall take all reasonably necessary and appropriate actions in connection with any such Directed Sale as may be reasonably requested by the Directed Sale Group (including, without limitation, entering into such agreements and instruments in connection with any such Directed Sale as may be requested by the Directed Sale Group and tendering securities of the Company in a first step tender offer (subject to the provisions of the next sentence)). Without limitation to the foregoing provisions, each Member hereby covenants and agrees that, at the request of the Directed Sale Group, it will promptly enter into any agreements and instruments (which may include such customary representations, warranties, covenants and indemnities as may be negotiated by the Directed Sale Group) with a Third Party Purchaser relating to any Directed Sale that is negotiated by the Directed Sale Group; provided that, such agreements contain terms and conditions applicable to such Members which are no less favorable than those applicable to any other Member (other than with respect to any transaction fee arrangements contemplated by the Financial Advisory Services Agreement or with respect to such Member's specific tax treatment, and appropriately adjusted in the case of securities such as Options and warrants and to reflect any Capital Account Shortfall); provided, however, that no Member shall be required to accept joint and several liability with other Members in such sale except to the extent of any holdback or escrow in such sale; provided, further, that, each Member shall be severally liable with respect to representations as to title to their Units; and, provided, further, that, in no event shall the maximum amount of any indemnity obligation in such sale of any Member exceed the gross proceeds received by such Member in such sale.

         10.5 Notice of Consummation of Directed Sale. Promptly (but in no event later than 2 Business Days) after the consummation of any sale transaction contemplated pursuant to Section 10.1 hereof, the Directed Sale Group shall give notice thereof to the remaining Members, shall remit to each of the remaining Members the total transaction proceeds to which such Members are entitled pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms and conditions thereof as may be reasonably requested by such Members.

         10.6     Rights to Compel Directed Conversion.

                  (a) The Directed Sale Group shall have the right at any time ("DIRECTED CONVERSION RIGHT"), in its sole discretion, to convert (or otherwise effect a transaction in the form of its choosing which shall have the effect of converting), on a one-for-one basis, any or all outstanding Units (other than those held by Affiliate Corp.) into shares of capital stock of Affiliate Corp. (or any other affiliated entity formed for the purposes of effecting such transaction), including without limitation, the right to cause all Members to contribute any or all of such Member's Units to Affiliate Corp. which shall be converted into a number of shares of Affiliate Corp. stock or other equity interests that mirror to the extent practicable the terms and conditions (voting or otherwise) as the Units being converted (any such conversion, the "DIRECTED CONVERSION"). For each (a) Class A Common Unit contributed to Affiliate Corp. pursuant to a Directed Conversion, each such Member shall receive, on a one-for-one basis, the same number of shares of stock or other equity interests in Affiliate Corp. with substantially the same rights, voting or otherwise, and restrictions as the Class A Common Units being exchanged and (b) Preferred Unit contributed to Affiliate Corp. pursuant to a Directed Conversion, each such Member shall receive, on a one-for-one basis, the same number of shares of stock or other equity interests with substantially the same rights, voting or otherwise, and restrictions as the Preferred Units being exchanged. In the event that the Directed Sale Group elects to exercise its Directed Conversion Right, written notice (a "DIRECTED CONVERSION NOTICE") of such Directed Conversion shall be sent by facsimile transmission or first-class mail to each Member, setting forth the terms and conditions of such transaction. Promptly upon receipt of a Directed Conversion Notice, but in any event no later than 3 Business Days following such receipt, each Member shall surrender to Affiliate Corp. each of his, her or its certificates representing the Unit or Units to be converted at any time during normal business hours at the principal executive offices of Affiliate Corp., Duly Endorsed, together with any other document reasonably required by the Directed Sale Group to be executed in connection with a Directed Conversion.

                  (b) The conversion rights of the holders of Units converted pursuant to this Section 10.6, shall be adjusted accordingly if there is (i) any subdivision (by any unit split, unit distribution, reclassification, recapitalization or otherwise) of the Units that is not accompanied by an identical subdivision or combination of the stock or other equity interests that the Units are exchangeable for; or (ii) any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization, recapitalization or otherwise) of the stock or other equity interests the Units are exchangeable for that is not accompanied by an identical subdivision or combination of the Units.

                  (c) In addition, the Directed Conversion Group shall have the right to require Affiliate Corp. (and Affiliate Corp. hereby agrees) to form a new holding company ("Holdco") in accordance with the provisions of section 251 of the Delaware General Corporation Law pursuant to which each stockholder of Affiliate Corp. shall become a stockholder of Holdco and concurrently (but deemed immediately thereafter) the Directed Conversion shall be consummated in accordance with this Section 10.6, with Holdco being treated as Affiliate Corp. for all purposes thereunder. The foregoing transaction is intended to be structured as a tax-free reorganization pursuant to section 351 of the Code. Affiliate Corp. shall cooperate and take all actions reasonably required to effect the foregoing.

         10.7     Rights to Compel IPO Event.

                  (a) The Directed Sale Group may at any time, in its sole discretion, cause the Company, its successor or Affiliate Corp. to effect (i) a Corporate IPO Event or (ii) a LLC IPO Event (for the purposes of this Agreement, a LLC IPO Event together with a Corporate IPO Event are collectively referred to as an "IPO EVENT"). An IPO Event may include, at the Directed Sale Group's option, the secondary sale of Units or other equity interests in the Company, its successor or Affiliate Corp. then held by the Directed Sale Group, subject to Sections 12.2 and 12.3.

                  (b) In the event that the Directed Sale Group elects to exercise its rights pursuant to Section 10.6(a) above, the Directed Sale Group shall have the right to designate all of the material terms of such IPO Event (e.g., the underwriters, if any, to be retained by the Company in connection therewith, the securities exchanges or national market systems, if any, where the Company's equity would be listed for trading, the price, timing and other terms of the proposed public offering, etc.). In addition, in the event that the Directed Sale Group elects to exercise its rights contemplated pursuant to
Section 10.6(a) above, then the Directed Sale Group may, at its option, require the remaining Members and their respective Permitted Transferees to vote in favor of any amendment(s) to this Agreement which are reasonably requested by any underwriter retained in connection with such IPO Event. In particular, in the event of any such proposed IPO Event, upon any request by the Directed Sale Group, each of the Members shall use its respective best efforts (i) to call, or cause the appropriate officers and Managers of the Company to call, a special meeting of Members of the Company to consider approval of such proposed amendment(s), and (ii) vote in favor of such proposed amendment(s) all of the Units owned or held of record by such Member (to the extent entitled to vote), at each regular or special meeting of the Members of the Company called for the purpose of voting on such matter, or in any written consent executed in lieu of such a meeting of Members, and shall take all actions reasonably necessary, to ensure that all necessary member approvals for such amendment(s) and such IPO Event are obtained. Notwithstanding anything to the contrary contained herein, the Directed Sale Group shall have the right, in its sole discretion, to cause the Company to be converted into a corporation in accordance with Section 18-216 of the Act (or any successor provision thereof), to contribute or cause to be contributed, or a proportionate basis, all or a portion of the Units to a corporation or other entity in connection with such IPO Event, or to cause all or a portion of the assets and liability of the Company to be transferred to a corporation or other entity in connection with such IPO Event.

         10.8     Special Provisions Relating to Blocker Corporation.

                  (a) In the event of an IPO Event and provided that the mergers contemplated by this Section 10.8(a) can be effected on a tax-free basis, immediately prior to the consummation of the IPO Event, each Blocker Corporation shall be merged with and into Affiliate Corp. (or such other entity which is effecting the IPO) and Affiliate Corp. (or such other entity) shall issue in the aggregate to the shareholders of each Blocker Corporation that number of shares of common equity of Affiliate Corp. (or such other entity) equal to the number of such shares such Blocker Corporation would have received had it exchanged its Units in accordance with Section 8.4 of this Agreement at such time.

                  (b) In the event of any sale of the Company to a Third Party pursuant to this Article X, the Directed Sale Group shall use reasonable efforts to cause the buyer in such sale to acquire the capital stock of each Blocker Corporation in lieu of the Units owned by such Blocker Corporation. The Company shall use reasonable efforts to cause all Blocker Corporations to be treated the same in connection with any sale of the Company (other than with respect to matters specific to any such Blocker Corporation).

                  (c) Each Blocker Corporation agrees that its sole business purpose shall be to hold Units and that it shall conduct no other business, engage in no other activities and shall not incur any liabilities or obligations except those resulting from this Agreement, any transaction contemplated by this Agreement or those incurred as a result of owning the Units or being a Member. The foregoing shall be included in the certificate of incorporation of such Blocker Corporation. In the event that any Blocker Corporation shall violate or be in breach of its obligations pursuant to this clause (c), the Company shall have no further obligations pursuant to clauses
(b) and (d) of this Section 10.8. The Chief Financial Officer of each Blocker Corporation shall within thirty (30) days of the end of each fiscal year and at the time of any transaction involving a sale or merger of the Blocker Corporation as a result of the sale of the Company or IPO Event provide a written certificate to the Company attesting to such Blocker Corporation's compliance with this clause (c).

                  (d) In the event of any sale of the Company in which the stock of any Blocker Corporation is acquired as contemplated in clause (b) above, the purchase price paid for all of the equity of any such Blocker Corporation shall be equal to the amount that would have been received had the Units held by such Blocker Corporation been sold directly.

                                   ARTICLE XI

                    PUT AND CALL RIGHTS ON MANAGEMENT UNITS

         11.1     Put and Call Rights.

                  (a)      Termination Without Cause.

         (i) If, prior to an IPO Event, a Management Member's employment with the Company and its Subsidiaries is terminated by the Company and its Subsidiaries for any reason other than Cause and other than in connection with the Retirement, Disability or death of such Management Member, then the Company (or its designee) shall have the right, for 120 days following the date of termination of such employment and subject in each case to the provisions of
Section 11.3, to give notice to purchase or cause to be purchased from such Management Member and his or her Permitted Transferees, and such Management Member and his or her Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), (A) all exercisable Options then held by such Person(s) at a price equal to 100% of the Fair Market Value of such Options and (B) all Units then held by such Person(s) at a price equal to the greater of the cost at which such Units were purchased or 100% of Fair Market Value.

         (ii) If, prior to an IPO Event, a Management Member's employment with the Company and its Subsidiaries is terminated by the Company and its Subsidiaries for any reason other than Cause and other than in connection with the Retirement, Disability or death of such Management Member, then, subject in each case to the provisions of Section 11.3, such Management Member and all of his or her Permitted Transferees shall have the right, for 90 days following the date of termination of such employment, to give notice to sell to the Company (or its designee), and the Company (or its designee) shall be required to purchase or cause to be purchased on one occasion from such Management Member and his or her Permitted Transferees, all exercisable Options or Units, or both, held by all such Person(s) at a price equal to the Fair Market Value of such Options or Units.

                  (b)      Termination Upon Disability, Death or Retirement.

         (i) If, prior to an IPO Event, a Management Member's employment with the Company and its Subsidiaries is terminated due to the Retirement, Disability or death of the Management Member, then the Company (or its designee) shall have the right, for 120 days following the date of termination of such employment and subject in each case to the provisions of Section 11.3, to give notice to purchase or cause to be purchased from such Management Member (or the personal representatives of such deceased Management Member, as the case may be) and his or her Permitted Transferees, and such Management Member (or the personal representatives of such deceased Management Member, as the case may be) and his or her Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), (A) all exercisable Options then held by such Person(s) at a price equal to 100% of the Fair Market Value of such Options and
(B) all Units then held by such Person(s) at a price equal to the greater of the cost at which such Units were purchased or 100% of the Fair Market Value of such Units.

         (ii) If, prior to an IPO Event, a Management Member's employment with the Company and its Subsidiaries is terminated due to the Disability or death of the Management Member, then, subject in each case to the provisions of
Section 11.3, such Management Member (or the personal representatives of such deceased Management Member, as the case may be) and all of his or her Permitted

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

Transferees shall have the right, for 90 days following the date of termination of such employment, to give notice to sell to the Company (or its designee), and the Company (or its designee) shall be required to purchase or cause to be purchased on one occasion from such Management Member and his or her Permitted Transferees, all exercisable Options or Units, or both, held by all such Person(s) at a price equal to 100% of the Fair Market Value of such Options or Units.

                  (c) Voluntary Termination. If, prior to an IPO Event, a Management Member's employment with the Company and its Subsidiaries is terminated by reason of Voluntary Termination, then the Company (or its designee) shall have the right, for 120 days following the date of termination of such employment and subject in each case to the provisions of Section 11.3, to give notice to purchase or cause to be purchased from such Management Member and his or her Permitted Transferees, and such Management Member and his or her Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), (A) all exercisable Options then held by such Person(s) at a price equal to 80% of the Fair Market Value of such Options and (B) all Units then held by such Person(s) at a price equal to the greater of the cost at which such Units were purchased or 80% of the Fair Market Value of such Units.

                  (d)      Termination for Cause. If, prior to an IPO Event,
(i) a Management Member's employment with the Company and its Subsidiaries is terminated for Cause or (ii) a Management Member voluntarily terminates his or her employment simultaneous with or following termination for Cause or an event, which if known to the Company at the time of such voluntary termination by the Management Member of his or her employment, would allow the Company and its Subsidiaries to terminate the Management Member's employment for Cause, then the Company (or its designee) shall have the right, for 120 days following the date of termination of such employment and subject in each case to the provisions of Section 11.3, to give notice to purchase or cause to be purchased from such Management Member and his or her Permitted Transferees, and such Management Member and his or her Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), all exercisable Options or Units, or both, then held by such Person(s) at a price equal to the lowest of cost, Book Value or 80% of Fair Market Value, with respect to any Options and Units.


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

                  (e)      Notice of Exercise; Closing.

         (i) If the Company (or its designee) desires to exercise its option to purchase or cause to be purchased Options (to the extent such Options are exercisable) or Units pursuant to its rights under this Section 11.1, the Company (or its designee) shall, not later than the expiration date of the 120-day call period referred to in clauses (a)(i), (b)(i), (c) and (d) above (as it may be extended pursuant to the provisions of Section 11.3), send written notice of its intention to purchase or cause to be purchased all of the Units held by such Management Member and his or her Permitted Transferees pursuant to this Section 11.1. Subject in each case to the provisions of
Section 11.3, the closing of the purchase shall take place at the principal office of the Company on the tenth day following the giving of such notice or as soon thereafter as practicable but in no event later than twenty days after the giving of such notice. The purchase price shall be paid in accordance with
Section 11.4.

         (ii) Each Management Member (and the Permitted Transferees thereof) which desires to sell all of its Units pursuant to its rights under this
Section 11.1 shall, not later than the expiration date of the 90-day put period referred to in clauses (a)(ii) and (b)(ii) above, send a written, irrevocable notice of its intention to sell all of its Units pursuant to this Section 11.1. Subject in each case to the provisions of Section 11.3 hereof, the closing of the purchase shall take place at the principal office of the Company as soon as practicable thereafter; provided, however, that the closing shall take place no more than 180 days from the date of the event giving rise to the Company's rights hereunder; provided, further, notwithstanding the above, the Company shall not be obligated to close prior to 120 days after the giving of such notice. The purchase price shall be paid in accordance with Section 11.4.

                  (f) In the event that the Company elects to exercise its "call" rights or is obligated to act with respect to the exercise of any "put" rights relating to securities issued by Affiliate Corp., the following shall occur: (i) the Company shall purchase in accordance with the provisions of this
Article XI from Affiliate Corp. a number of Units or other securities corresponding to securities being purchased from the Management Member, and
(ii) Affiliate Corp. shall immediately apply the proceeds received by it from the Company to the purchase of such securities from such Management Member. For the purposes of this Article XI, securities held by a Management Member shall include any interests of such Person in Affiliate Corp. and following a LLC IPO Event, the rights under this Article XI shall also be exercisable by Affiliate Corp. as the Post-IPO Manager shall determine.

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

                  (g) With respect to any Restricted Units, the provisions of this Article XI shall only be applicable to Restricted Units which have vested as of the date of (or a result of) such termination in accordance with the provisions of Section 5.2(f). Any unvested Restricted Units shall be forfeited in accordance with Section 5.2(f).

         11.2 Obligation to Sell Several. In the event that any Management Member has transferred any Units to any Permitted Transferee, the failure of any one member of such group to perform its obligations hereunder shall not excuse or affect the obligations of any other member thereof, and the closing of the purchases from such other members by the Company (or its designee) shall not excuse, or constitute a waiver of the Company's rights, if any, against, the defaulting member(s).

         11.3     Deferral of Purchases.

                  (a) Events of Deferral. The Company (and its designee) shall not be obligated to purchase or cause to be purchased any Units, at any time pursuant to this Article XI, regardless of whether it has in the case of
Section 11.1 delivered a notice of its election to purchase any such Units, (x) to the extent that the purchase of such Units would give rise to or result in a Violation or (y) if immediately prior to the time of purchase there exists, or if immediately after giving effect to such purchase there would exist, a Financing Default.

                  (b) Extension of Put and Call Periods. The period during which the Company (or its designee) shall have the obligation to purchase or cause to be purchased Units pursuant to the exercise of any "put" rights pursuant to Section 11.1 (a "PUT RIGHT") or pursuant to the exercise of any right to purchase Units pursuant Section 11.1 (a "CALL RIGHT"), shall be extended in the event the Board in good faith determines that any Violation or Financing Default exists or would result as a result of any purchase of Units pursuant to this Article XI until 90 days (in the event of the exercise of any Put Rights) or 120 days (in the event of the exercise of any Call Rights), as the case may be, after the Board determines that such is no longer the case; provided, that, in order to exercise such rights, (i) the Management Member (or the personal representatives of such deceased Management Member, as the case may be) exercising any Put Rights must have given notice of its intention to exercise its Put Rights within 90 days from the date the Management Member's termination of employment, and (ii) the Company (or its designee) must have given notice of its intention to exercise its Call Rights within 120 days from the date of the

Management Member's termination of employment.

         11.4 Payment for Units. The purchase price of Units to be purchased by the Company (or its designee) or Affiliate Corp. pursuant to this
Article XI will be paid by (a) at the Company's option, the cancellation of Indebtedness owing from the Management Member to the Company or any of its Subsidiaries, if any, and (b) then by the Company's delivery of a bank cashier's check or certified check for the remainder of the purchase price, if any, against delivery of the certificates or other instruments representing the Units so purchased, Duly Endorsed; provided that in the event (x) that the Company does not have sufficient cash flow to finance the payment of such purchase price referred to in clause (b) above, as determined in good faith by the Board, or (y) that the Company is not permitted, as a result of a Violation or pursuant to the provisions of any Indebtedness of the Company or any of its Subsidiaries, to pay cash in payment of such purchase price referred to in clause (b) above, but is permitted, pursuant thereto and pursuant to all other credit obligations of the Company, to issue a Management Repurchase Note substantially in the form attached hereto as Exhibit A, then, in any of such events, the Company (or its designee) may, at its option, pay for such purchase price with the delivery of a junior, subordinated promissory note bearing interest at an annual rate equal to the applicable federal rate as published by the Internal Revenue Service for the month in which such note is issued, compounded annually, due on the fifth anniversary of the date of issuance thereof (or such later date as may be required by any financing agreement to which the Company is a party, Violation or Financing Default) for the remainder of the purchase price, if any (such promissory note, the "MANAGEMENT REPURCHASE NOTE"). The Company (or its designee) shall have the rights set forth in subsections (a) and (b) of the first sentence of this Section 11.4 whether or not any Permitted Transferee(s) of the Management Member owing amounts to the Company or its Subsidiaries, if applicable, is itself an obligor of the Company or its subsidiaries.

         11.5 Miscellaneous. Notwithstanding anything to the contrary set forth in this Agreement, (a) the Company shall be permitted to reach any agreement with any Management Member or Non-Management Member (or his or her estate, as the case may be) concerning the purchase of such Member's Units, and
(b) the Company, in its sole discretion, shall have the right, but not the obligation, to assign any of its rights, and delegate any of its obligations, to purchase any Units of any Management Member (or his or her estate, as the case may be) pursuant to Article XI to any employee stock ownership plan or similar compensation or benefit plan that the Company may have, or to any Subsidiaries or employee of the Company (or any


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

combination of the foregoing).



                                  ARTICLE XII

                              REGISTRATION RIGHTS

         12.1     Demand Registration Rights.

                  (a) Upon written notice from a Member entitled to request Registration pursuant to Section 12.1(c) below (the "REQUESTING MEMBER" and any Registrable Securities to be included in such demand, the "DEMAND SECURITIES"), the Company shall use its best efforts to effect at the earliest possible date and maintain the registration under the Securities Act of offers and sales of Units by the Requesting Member, its Permitted Transferees and any underwriter with respect to such Units, in accordance with the intended method or methods of disposition specified by the Requesting Member (including, but not limited to, an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule) promulgated under the Securities Act); provided that if, after a Registration request pursuant to this Section 12.1 has been made, the outside legal counsel of the Company has determined in good faith that the filing of a Registration request would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, the Company shall not be obligated to effect a Registration pursuant to this
Section 12.1 until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material, or (B) 45 days after such outside legal counsel of the Company first makes such good faith determination; provided, further, that the Requesting Member shall not have the right to utilize the services of an underwriter unless the anticipated gross proceeds of the Units to be offered exceed $15 million. The Requesting
Member(s) requesting a Registration under this Section 12.1 may, at any time prior to the effective date of the registration statement relating to such Registration, revoke such request by providing written notice thereof to the Company.

                  (b) In connection with any Registration requested pursuant to this Section 12.1, (i) the Requesting Member shall have the right, subject to Section 12.1(a), to designate the managing underwriter(s) and (ii) the Company shall take such other actions, including, without limitation, listing such Units for trading on any securities exchange or national market system and registering or qualifying such Units under state securities laws, as may be reasonably requested by the

Requesting Member. If the Requesting Member consents to the inclusion of offers and sales of any other securities in a Registration of Units by the Requesting Member pursuant to this Section 12.1 and the underwriter(s) retained in connection with such Registration advise the Company in writing that such offering would be materially and adversely affected by the inclusion of such securities, the Requesting Member may in its sole discretion exclude all or some of such securities from such offering.

                  (c)      After the occurrence of an IPO Event:

         (i) the members of the U.S. Equity Group will have the right to request Registration of Units of the U.S. Equity Group as a Requesting Member pursuant to this Section 12.1 an aggregate of three (3) times; provided, that
(A) if the U.S. Equity Group shall have elected, pursuant to Section 10.6 hereof, to cause the Company to effect the IPO Event, such election will not be a request for Registration of Units for purposes of this Section 12.1(c), and
(B) no member of the U.S. Equity Group may request any such Registration pursuant to this Section 12.1 (x) until at least six months after the anniversary of the closing of the last Registration and sale of Company securities and (y) unless the anticipated gross proceeds of the Registrable Securities sought to be registered exceed $5 million;

         (ii) the Co-Investors, collectively, upon the approval of a majority of Co-Investors holding Class A Common Units or such other security entitled to vote at such time, will have the right to request Registration of the Units held by the Co-Investors an aggregate of two times ("CO-INVESTOR DEMAND"); provided, that, (x) no Co-Investor Demand may be made pursuant to this
Section 12.1 prior to one year following the consummation of the last Registration and sale of Company securities, and (y) the anticipated gross proceeds of the Registrable Securities sought to be registered exceed $5 million.

provided, further, that any Registration requested by any Requesting Member pursuant to this Section 12.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of this Section 12.1(c)), (i) unless it has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Requesting Member (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Requesting Member unless the Requesting Member shall have elected to pay all Registration Expenses in connection with such registration, (ii) if after it has become


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

effective such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by the Requesting Member and, as a result thereof, the Units requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement, or (iii) if the closing pursuant to the purchase agreement or underwriting agreement entered into in connection with such Registration does not occur. Any Registration effected pursuant to Section
12.2 shall not be deemed to have been requested by a Requesting Member for purposes of this Section 12.1(c).

         12.2 Piggyback Registration Rights. If at any time following the completion of an IPO Event the Company proposes to effect a Registration, whether or not for sale for its own account and (subject to the provisions of Section 12.1 above) whether or not pursuant to the exercise of any of the demand registration rights referred to in Section 12.1 hereof, in a manner which would permit Registration of Registrable Securities for sale to the public under the Securities Act, it will each such time, subject to the provisions of Sections
12.1 and 12.2(c), give prompt written notice to all Members of record of Registrable Securities of its intention to do so and of such Members' rights under this Article XII, at least 10 days prior to the anticipated filing date of the registration statement relating to such Registration. Such notice shall offer all such Members the opportunity to include in such registration statement such number of Registrable Securities as each such Member may request. Upon the written request of any such Member made within 10 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Member and the intended method of disposition thereof), the Company will use its best efforts to effect the Registration under the Securities Act and the qualification under any applicable state securities or Blue Sky laws of all Registrable Securities which the Company has been so requested to register by the Members thereof, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided that:

                  (a) if such Registration involves an underwritten public offering, all Members requesting that their Registrable Securities be included in the Company's Registration must, upon request by the underwriter(s), sell their Registrable Securities to such underwriter(s) selected by the Company (or the Requesting Members in accordance with Section 12.1, as the case may be) on the same terms and conditions as apply to the Company or any selling securityholder (or on equivalent terms and conditions, in the event that such requesting Members hold

         12.3     Priority in Piggyback Registrations.

                  (a) If at any time following an IPO Event (or in connection with an IPO Event as contemplated in Section 12.3(b) below) the Company proposes to effect another Registration in connection with an underwritten offering (including any Registration pursuant to the exercise of any of the demand registration rights referred to in Section 12.1, the "PERMITTED DEMAND REGISTRATION RIGHTS"), including any Registration for the Company's account, and the managing underwriter(s) advise the Company in writing that, in its or their judgment, the number of shares of equity securities of the Company (including all shares of Registrable Securities) which the Company, the Members and any other persons intend to include in such Registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company shall include in such Registration: (i) first, all securities the Company proposes to sell for its own account (the "COMPANY SECURITIES"), (ii) second, to the extent that the number or dollar amount of the Company Securities to be offered by the Company, if any, is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Securities and Demand Securities requested to be sold by any Member (provided that if the number of the Company Securities, Demand Securities and Piggyback Securities exceeds the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Demand Securities and Piggyback Securities to be included in such offering shall be allocated pro rata among all holders of such Piggyback Securities and Demand Securities on the basis of the relative number or amount of Demand Securities and Piggyback Securities each such holder has requested to be included in such Registration), and (iii) third, to the extent that the number of Company Securities, Demand Securities and Piggyback Securities held by Members is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the equity securities requested to be sold for the account of any other persons (allocated among the persons holding such other securities in such proportions as such persons and the Company may agree).

                  (b) Notwithstanding any rights provided in this Article XII, in any IPO Event which affords any Member the right to sell Units, all Members shall be entitled to the rights set forth in Section 12.2. and Section 12.3(a) above as if the offering occurred following an IPO Event.

         12.4 Expenses. The Company will pay all Registration Expenses in connection with each Registration of Registrable Securities requested pursuant to this Article XII (including any Registration deemed not to be "effected" under Section 12.1(c) or not consummated as contemplated by Section 12.2(b)) and any other actions that may be taken in connection with any such Registration as contemplated by this Article XII; provided that the Company will not be obligated to pay any underwriting discounts or commissions or transfer taxes, if any, relating to the sale or disposition of securities sold by persons other than the Company pursuant to any such Registration.

         12.5     Restrictions on Public Sale by Members and Company.

                  (a) In connection with any offering of securities of the Company, including, without limitation, any offering contemplated by this
Article XII, each Member agrees that, whether or not such Member's Registrable Securities are included in such Registration, it will consent and agree to comply with any "hold back" restriction, relating to Units or any other securities of the Company then owned by such holder, that may be reasonably requested by the underwriter(s) or placement or other selling agent(s) of such offering. Without limitation to the foregoing, each Member shall, upon request by such underwriter(s) or agent(s), agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the 30 days prior to, and during the 180 day period (or such shorter period as required by the underwriters) beginning on, the effective date of such registration statement (except as part of such Registration).

                  (b) If any Registration of Registrable Securities pursuant to Article XII shall be in connection with an underwritten public offering, the Company agrees, if requested by the underwriter(s) or placement or other selling agent(s), (i) not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or Subsidiaries of the Company or in connection with the purchase of all or substantially all the assets of any other person or in connection with an employee stock option or other benefit plan) during the 30 days prior to, and during the 180 day period beginning on, the effective date of such registration statement (except as part of such Registration) and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (i) or during any of the periods referred to in Section 12.5(a) above, including any sale pursuant to Rule 144 under the Securities Act (except as part of such Registration, if permitted).

                  (c) In connection with any offering of securities of the Company contemplated by this Article XII, the Company shall take such other actions in connection therewith as may be necessary or appropriate, including, without limitation, entering into customary underwriting arrangements and agreeing to indemnify any Requesting Member or any other Member selling Units in such offering.

         12.6 Indemnification by the Company. In the event of any Registration of any securities of the Company under the Securities Act pursuant to Article XII, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, each of the Members holding any Registrable Securities covered by such registration statement, its Representatives, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with such Member or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which such Member, any such Representative or any such underwriter or controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such Registration, and the Company will reimburse such Member and each such Representative or underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding; provided, that, the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Member or any such Representative or underwriter specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Member or any such Representative or underwriter and shall survive the transfer of such securities by such Member.

         12.7 Indemnification by the Members and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Article XII, that the Company shall have received an undertaking reasonably satisfactory to it from the Members of such Registrable Securities and any underwriter, to indemnify and hold harmless severally, and not jointly and severally (in the same manner and to the same extent as set forth in Section 12.6), the Company and its Representatives and all other prospective sellers and their respective Representatives, and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of such Member or underwriter, as the case may be, specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Members, underwriters or any of their respective Representatives or controlling persons and shall survive the transfer of such securities by such Member; provided, that, no such Member shall be liable under this Section 12.7 for any amounts exceeding the product of the purchase price per Registrable Security and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Member (net of any underwriters' or placement agents' fees, discounts or commissions related thereto).

         12.8 Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article XII, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Article XII, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

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

         12.9 Other Indemnification. Indemnification similar to that specified in the preceding Sections of this Article XII (with appropriate modifications) shall be given by the Company and each Member of Registrable Securities with respect to any required Registration or other qualification of securities under any federal or state law or any regulation of a governmental authority other than arising under the Securities Act.

         12.10    Registration Procedure.

                  (a) If and whenever the Company is required to effect or cause the Registration of any Registrable Securities pursuant to this Article XII, the Company will, as expeditiously as possible:

                                        (1)      Prepare in cooperation with
     the sellers (and, in the event of an underwritten public offering, with the underwriter(s)), and file with the SEC, in a manner consistent with the provisions of this Article XII, a registration statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate as the case may be, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective; provided, that, before filing with the SEC a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to one counsel selected by the Requesting Member(s), in the event of a Registration effected pursuant to Section 12.1, or selected by the holders of a majority of the Registrable Securities covered by such registration statement, in the event of any other Registration, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel, and (ii) notify each holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                                        (2)      Prepare and file with the SEC
such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

                                        (3)      Furnish to each holder of
Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents, as such person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder.

                                        (4)      Use its best efforts to
register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any holder, and underwriter, if any, of Registrable Securities covered by such registration statement shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that, the Company shall not for any such purpose, be required to (A) qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 12.10, it is not then so qualified, (B) subject itself to taxation in any such jurisdiction, or (C) take any action which would subject it to consent to general or unlimited service or process not then so subject.

                                        (5)      Use its best efforts to cause
such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

                                        (6)      Immediately notify each seller
of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                                        (7)      Otherwise use its best efforts
to comply with all applicable rules and regulations of the SEC and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act including, at the option of the Company, Rule 158 thereunder.

                                        (8)      Use its best efforts to cause
all such Registrable Securities to be listed on such national securities exchange or the National Association of Securities Dealers

National Market System as may be reasonably requested by the Requesting Member, and if any similar securities issued by the Company are then listed on any securities exchanges or national market systems, to also list all such Registrable Securities on such securities exchanges or national market systems, and enter into such customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement.

                                        (9)      Use its best efforts to obtain
a "cold comfort" letter from the independent public accountants for the Company in customary form and covering matters of the type customarily covered by such letters as may be reasonably requested by the Requesting Member(s), in the event of a Registration effected pursuant to Section 12.1, or by the holders of a majority of the Registrable Securities covered by such registration statement, in the event of any other Registration.

                                        (10)     Execute and deliver all
instruments and documents (including in an underwritten offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as sellers of a majority of the Registrable Securities being sold reasonably request in order to effect an underwritten public offering of such Registrable Securities. The Company may require each holder of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding such holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in connection with effecting such offering.

                  (b) Each holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 12.10(a)(6), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 12.10(a)(6), and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

         12.11 Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.


                                  ARTICLE XIII

                               PREEMPTIVE RIGHTS

         13.1     Preemptive Rights

                  (a) The Company hereby grants to each Member (and their respective Permitted Transferees)(each, a "Preempting Member") a right of first refusal to purchase, with respect to the issuance by the Company of new or additional Units for cash to (i) any of the members of the U.S. Equity Group or any of their respective Affiliates or Associates (each such entity in this context, a "U.S. EQUITY GROUP OFFEREE"), and (ii) any Co-Investor or any of their respective Affiliates or Associates (each such entity in this context, a "Co-Investor Offeree") that portion of such new or additional equity securities as may be necessary in order to permit such Member to maintain their relative ownership of the aggregate amount of the Company's total common equity (calculated on a Fully-Diluted Basis) then outstanding. Such right of first refusal would be offered to each Preempting Member (such offer, the "PREEMPTIVE RIGHTS OFFER") pursuant to a written notice from the Company offering each Preempting Member such securities on the same terms and conditions as offered to the U.S. Equity Group Offeree(s) or Co-Investor Offerees, as the case may be (such written notice, the "PREEMPTIVE RIGHTS NOTICE"). Each Preempting Member would have 15 days from the date of the Company's delivery of the Preemptive Rights Notice to notify the Company in writing of its binding acceptance of such Preemptive Rights Offer with respect to all (but not less than all) equity securities which are offered to such Preempting Member pursuant to such Preemptive Rights Offer.

                  (b) If a Preempting Member accepts the Preemptive Rights Offer in accordance with Section 13.1(a), the Company and any such accepting party shall have 30 days in which to consummate such binding agreement. In the event that a Preempting Member does not accept the Preemptive Rights Offer within such 15-day period in accordance with Section 13.1(a) or fails to consummate any such purchase within such 30-day period, the Company would have the right but not the obligation to issue such securities on terms and conditions in the aggregate no more favorable to the U.S. Equity Offeree(s) or Co-Investor Offerees, as the case may be, than those set forth in the Preemptive Rights Notice, pursuant to a definitive agreement to be entered into no later than 120 days after such date.

                  (c) Notwithstanding anything to the contrary contained herein, no rights of first refusal pursuant to Section 13.1(a) or Section 13.1(d) would apply in the event of (i) any issuances or grants of equity securities to the officers, directors or employees of the Company or any of its Subsidiaries, (ii) the exercise of any employee or director options or the exercise or conversion of any options, warrants or convertible securities in existence as of the date of the Closing or issued pursuant to or in connection with the Subscription Agreements, or the issuance of any securities to the employees or directors of the Company or its subsidiaries pursuant to any Company Option Plan or any restricted stock or other incentive plan of the Company or any of its Subsidiaries or the issuance upon the conversion or exercise of convertible securities or warrants the issuance of which was subject to this Article XIII, (iii) the issuance of equity securities, either directly or indirectly, in connection with the acquisition, strategic business combination or investment or other strategic transaction by the Company in or with any party which is not prior to such transaction an Affiliate of any Member of the U.S. Equity Group (whether by merger, consolidation, stock swap, sale of assets or securities, or otherwise),(iv) the issuance of securities (including any convertible securities or options and the conversion or exercise thereof) to any third party which is at such time a creditor of the Company, in connection with the refinancing or restructuring of the Indebtedness owed to such third party, (v) an issuance of securities by the Company in connection with an IPO Event or any other Registration, (vi) an issuance of securities by the Company in connection with any Directed Sale Right, (vii) the distribution by the Company of its securities to all of its Members on a pro rata basis or (viii) any issuance of securities by the Company pursuant to the Subscription Agreements.


                  (d) In the event of any issuance by the Company of new or additional Units to any Person for consideration that is less than the price paid by Members (as the same may be equitably adjusted to reflect any splits, recapitalizations, reorganizations or other similar adjustments) in respect of their initial investment pursuant to their applicable Subscription Agreement, the Company hereby grants to each Member (and their respective Permitted Transferees) a right of first refusal to purchase that portion of such new or additional equity securities as may be necessary in order to permit such Members to maintain their Unit Percentage immediately prior to such issuance. Such right shall be offered in a manner consistent with the Pre-emptive Rights Offer set forth in clauses (a), (b) and (c) above.


                                  ARTICLE XIV

                               ADDITIONAL MEMBERS


         14.1 Transferee of Members of the Company. No Transfers of Units may be made (and shall not be effective) to a Permitted Transferee or to any Third Party, unless in each case prior to such Transfer any such transferee agrees in writing to be bound (to the same extent as contemplated with respect to the Member (or the Permitted Transferee(s) transferring such Units) by the terms and conditions of this Agreement pursuant to a supplementary agreement reasonably satisfactory in form and substance to the Company. The Company may, as a condition to any original issuance of Units to a person who or which is not at such time a Member, require that such person agree in writing to be bound by the terms and conditions of this Agreement pursuant to a supplementary agreement reasonably satisfactory in form and substance to the Company. Upon entering into such supplementary agreement, such transferee or purchaser of Units shall be deemed to be a Member for all purposes of this Agreement. The provisions of this
Section 14.1 shall not apply to any Transfer (a) made pursuant to a public offering of Units, including in connection with the exercise by any Member of its rights pursuant to Article XII or in connection with the exercise by the Directed Sale Group of its rights pursuant to Section 10.6, (b) made in connection with the exercise by the Directed Sale Group of a each Management Member and Non-Management Member who becomes a party to this Agreement after the date.


                                   ARTICLE XV

                             EVENTS OF DISSOLUTION

         15.1     Dissolution.

                  (a) The Company shall be dissolved upon the occurrence of the following events (each, an "EVENT OF DISSOLUTION"):

         (i) Prior to an LLC IPO Event, each of a Majority of Members and the U.S. Equity Group vote for dissolution;

         (ii)     the occurrence of a Directed Conversion in accordance with
Section 10.6;

         (iii) following an LLC IPO Event, as determined by the Post-IPO Manager; or

         (iv) a judicial dissolution of the Company pursuant to Section 18-802 of the Act.

No other event, including the retirement, withdrawal, insolvency, liquidation, dissolution, insanity, resignation, expulsion, Bankruptcy, death, incapacity or adjudication of incompetency of a Member, shall cause the dissolution of the Company.


                                  ARTICLE XVI

                               TERM; TERMINATION


         16.1 Term. This Agreement shall terminate, and be of no further force or effect, automatically without any further action on the part of any parties hereto, upon the earlier of (a) the ten (10) year anniversary of the date hereof, (b) a sale of all or substantially all of the assets or equity interests in the Company to a

Third Party (whether by merger, consolidation, sale of assets or securities or otherwise) and (c) approval by a majority of the U.S. Equity Group; provided, that, in the case of a Corporate IPO Event, Article XII shall continue in full force and effect and all other provisions of this Agreement shall automatically terminate and be of no further force or effect; provided, further, that, in the event of an LLC IPO Event, (x) all of the provisions of this Agreement shall survive, except Section 10.7, Article XI and Article XII, which shall terminate and be of no further force and effect, (y) Affiliate Corp., concurrently with the consummation of the LLC IPO Event, shall enter into a registration rights agreement with respect to the securities which may be issued pursuant to Section
8.4 or Section 10.6, containing the same terms and conditions set forth in
Article XII hereof with Units and Registrable Securities referring to the Securities issued pursuant to Section 8.4 or 10.6, as the case may be, and with such other modifications as are appropriate to reflect the intent of the foregoing and (z) this Agreement shall be modified and amended as appropriate to reflect the purposes of an "up-REIT" structure; provided, further, that, following a LLC IPO Event and assuming that Affiliate Corp. or a successor thereof then has publicly traded securities, Post-IPO Manager may extend the termination date contemplated by clause (b) above for an additional ten (10) years.

         16.2     Liquidation.

                  (a) In the event that an Event of Dissolution shall occur, the Company shall be liquidated and its affairs shall be wound up. All proceeds from such liquidation shall be distributed as set forth below, in accordance with the provisions of Section 18-804 of the Act:

         (i) to creditors, including Members who are creditors to the extent permitted by law, in satisfaction of the Company's liabilities; and

         (ii) to Members as follows: All proceeds from the liquidation of any Company property or assets shall be distributed first, to Members holding Preferred Units an amount equal to the Overdue Amount, if any, and, the Unrecovered Capital Contribution in respect of such holder's Preferred Units, if any; second, to Members holding Preferred Units that participate in distributions with Common Units and to Members holding Common Units pro rata in accordance with their positive Capital Account balances, taking into account all Capital Account adjustments (including distributions made under the prior sub-clause) for the Company's Taxable Year in which the liquidation occurs. Liquidation proceeds shall be paid within sixty (60) days of the end of the Company's Taxable Year or, if later, within ninety (90) days after the date of liquidation.

         16.3 Final Accounting. In the event of the dissolution of the Company, prior to any liquidation, a proper accounting shall be made to the Members from the date of the last previous accounting to the date of dissolution.

         16.4 Cancellation of Certificate. Upon the completion of the Distribution of the Company's assets upon dissolution of the Company, the Company shall be terminated, all Units shall be cancelled and the Board shall cause the Company to execute and file a Certificate of Cancellation in accordance with Section 18-203 of the Act.

                                  ARTICLE XVII

                        EXCULPATION AND INDEMNIFICATION

         17.1 Exculpation. Notwithstanding any other provisions of this Agreement, whether express or implied, or obligation or duty at law or in equity, none of the Managers or Members, or any officers, directors, stockholders, partners, employees, representatives, consultants or agents of either of the foregoing, nor any officer, employee, representative, consultant or agent of the Company or any of its Affiliates (individually, a "COVERED PERSON" and, collectively, the "COVERED PERSONS") shall be liable to the Company or any other Person for any act or omission (relating to the Company and the conduct of its business, the Agreement, any related document or any transaction contemplated hereby or thereby) taken or omitted in good faith by a Covered Person and in the reasonable belief that such act or omission was in or was not contrary to the best interests of the Company; provided that such act or omission does not constitute fraud, willful misconduct, bad faith, or gross negligence.

         17.2 Indemnification. To the fullest extent permitted by law, the Company shall indemnify and hold harmless each Manager, Member and officer of the Company and each officer or director of any Member (individually, an "INDEMNIFIED PERSON" and, collectively, the "INDEMNIFIED PERSONS") from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all actions, suits or proceedings, whether civil, criminal, administrative or investigative ("CLAIMS"), in which such Indemnified Person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management of the affairs of the Company or which relates to or arises out of the Company or its property, business or affairs. An Indemnified Person shall not be entitled to indemnification under this Section 17.2 with respect to any claim in which it has engaged in fraud, willful misconduct, bad faith or gross negligence. Expense incurred by an Indemnified Person in investigating or defending any Claim shall be paid by the Company in advance of the final disposition of such Claim upon receipt by the Company of an undertaking by or on behalf of such Indemnified Person in writing to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorized by this Section 17.2. The Company, upon a determination by the Board, may, but shall not be obligated to, provide indemnification to any employees, representatives, agents or consultants of the Company to the same extent provided to Indemnified Persons pursuant to this Section 17.2.


                                 ARTICLE XVIII

                                 MISCELLANEOUS


         18.1 Financial Information. Prior to an IPO Event, the Company agrees to provide all Members with annual audited financial statements of the Company and Affiliate Corp. within 15 days after receipt thereof (and shall use best efforts to provide such audited annual financial statements within ninety
(90) days of the end of the fiscal year) and quarterly unaudited financial statements of the Company within 45 days after the end of each quarter.

         18.2 Confidentiality. Except with the prior written consent of the Company (which consent may not be unreasonably withheld) and except as otherwise required by law or the listing requirements of any securities exchange on which the securities of such Member are then traded, each Member shall, and shall cause each of its Representatives to (a) hold in strict confidence all confidential, proprietary or other non-public information or trade secrets relating to the Company or its Subsidiaries or their respective assets or operations (the "CONFIDENTIAL INFORMATION"), and (b) not release or disclose in any manner whatsoever to any other person any such Confidential Information; provided, that, (i) the foregoing provisions shall not apply to any disclosure, to the extent reasonably required, to (A) those of such Member's auditors, attorneys and other representatives who agree to be bound by the provisions of this Section 18.2 and (B) any other persons in connection with any actions to be taken pursuant to Article X of this Agreement and (C) to examiners, auditors and investigators having regulatory authority over a Member, (ii) the foregoing provisions shall not apply where such member or any of its Representatives is compelled to disclose such Confidential Information, by judicial or administrative process or, in the reasonable opinion of its counsel, by other requirements of law (provided that prior written notice of such disclosure is given to the Company and any such disclosure is limited to only that portion of the Confidential Information which such person is compelled to disclose), (iii) the term "Confidential Information" shall not include information (A) which is or becomes generally available to the public generally or within the Company's industry other than as a result of disclosure of such information by such Member or any of its Representatives, (B) becomes available to the recipient of such information on a non-confidential basis from a source which is not, to the recipient's knowledge, bound by a confidentiality or other similar agreement, or by any other legal, contractual or fiduciary obligation which prohibits disclosure of such information to the other parties hereto, or
(C) which can be demonstrated to have been developed independently by the representatives of such recipient which representatives have not had any access to any information which would otherwise be deemed to be "Confidential Information" pursuant to the provisions of this Section 18.2, and (iv) each of the Members acknowledges and agrees that any information they may receive from the Company in its reports to Members is confidential, proprietary and non-public in nature.

         18.3 Specific Performance. Each of the Members acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed, no adequate remedy at law would exist and damages would be difficult to determine. It is accordingly agreed that (x) in the event of a breach of any provision of this Agreement, the aggrieved party shall be entitled to specific performance of this Agreement and to enjoin any continuing breach of this Agreement (without the necessity of proving actual damages and without posting bond or other security), in addition to any other remedy to which such aggrieved party may be entitled at law or in equity, and (y) the Members will waive the defense in any action for specific performance or other equitable relief that a remedy at law would be adequate.

         18.4 Consent to Jurisdiction Service of Process: Venue. Each party hereto hereby irrevocably and unconditionally (i) consents to the submission to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware, county of Wilmington, for any action, claim, complaint, investigation, petition, suit or other proceeding, whether civil or criminal, in law or equity, or by or before any Governmental Authority (as defined in the Asset Purchase Agreement)("ACTIONS") arising out of or relating to this Agreement or the breach, termination or validity thereof and the transactions contemplated by this Agreement, (ii) agrees not to commence any Action relating thereto except in such courts and in accordance with the provisions of this Agreement, (iii) agrees that service of any process, summons, notice, or document by U.S. registered mail or as otherwise provided in this Agreement shall be effective service of process for any Action brought in any such court, (iv) waives any objection to the laying of venue of any Action arising out of this Agreement or the transactions contemplated by this Agreement in the courts of the State of Delaware or the United States of America located in the State of Delaware, and (v) agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.

         18.5     Attorney's Fees.   In any legal action or proceeding
(including, without limitation, any arbitration proceeding) brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, or because of an alleged dispute, breach or default in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other available remedy or relief to which such party or parties may be entitled.

         18.6 Headings; Construction. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof. All references to "Article," "Articles." "Section" or "Sections" refer to the corresponding Article, Articles, Section or Sections of this Agreement unless specifically noted otherwise.

         18.7 No Third Party Beneficiaries. Except as otherwise expressly provided herein, the covenants, agreements and other provisions contained in this Agreement are for the sole benefit of the parties hereto and their permitted successors and assigns, and they shall not be construed as conferring, and are not intended to confer, any rights, remedies or other benefits hereunder on any other persons. Neither this Agreement nor any purchase or sale of Units shall create, or be construed or deemed to create, any right to employment in favor of the Company or shareholders or employers thereof or any Management Member or any other person by the Company or any Subsidiaries of the Company.

         18.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         18.9 Notices. All notices, requests, instructions and other communications to be given hereunder by any party hereto to another party hereto shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally, telecopied (which is confirmed) or sent by registered or certified mail (postage prepaid, return receipt requested) or by Federal Express or other similar courier service (i) to the Company, any member of the U.S. Equity Group at the addresses set forth below, (ii) in the case of a Permitted Transferee, to the address set forth in the written agreement executed pursuant to Article XIV, (iii) if to The Company or a Management Member, as listed on the signature page hereto, or, if not so listed, to him or her at his or her address as reflected in the stock records of the Company, or (iv) in the case of any member of management or other employee of the Company or any of its Subsidiaries who becomes a holder of Units or options to acquire Units after the date hereof, to the address set forth in the written agreement executed pursuant to Article XIV:

                  If to the Company or to any Management Member, to it at:

                  WBT Holdings LLC
                  500 Canal View Boulevard
                  Rochester, New York
                  Attention: Chief Financial Officer
                  Fax: (716) 240-7775

                  If to any member of the U.S. Equity Group, to:

                  c/o Wasserstein Perella & Co., Inc.
                  320 Park Avenue
                  New York, New York 10022
                  Attention: Bruce R. Barnes
                  Fax: (212) 702-5635


         With copies to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  4 Times Square
                  New York, NY 10036-6522
                  Attention: Howard L. Ellin, Esq.
                  Fax: (212) 735-2000


                  If to any other Member, to the address set forth on the appropriate Member's Schedule.

provided that in the event of the parties referred to above desires to designate another address to which such notices should be sent to such party, such party may designate such other address by giving notice to the other parties hereto in writing as set forth in this Section 18.9 (provided that any change of address shall be effective only upon receipt).

                  18.10 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THE PARTIES SUBJECT HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES.

                  18.11 Severability. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         18.12 Successors; Assigns; Transferee; Amendments; Waivers.

                  (a) The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Notwithstanding the foregoing, except as set forth with specificity herein, this Agreement may not be amended, modified or supplemented, no waivers of, consents to or departures from the provisions hereof may be given, and neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Member (except with respect to Transfers to Permitted Transferees and other Persons pursuant to the terms of this Agreement) without the approval by each of (i) those Members who hold at least a majority of the total outstanding number of Units and (ii) the U.S. Equity Group; provided, that, in the event the U.S. Equity Group's, taken as a whole, aggregate percentage ownership of the total outstanding number of Units is less than five (5%) percent, such person's approval shall not be necessary; provided, further, that this Agreement may be amended, modified or supplemented by the Company, and waivers of, consents to or departures from the provisions hereof may be given by the Company, in order to cure any ambiguity, defect or inconsistency in this Agreement, so long as (x) such action does not adversely affect the rights of any Member in any material respect and (y) the Company promptly notifies each Member in accordance with the provisions of Section 18.9 hereof of such action. Notwithstanding the foregoing, no amendment which would adversely affect a Member's rights, powers and preferences hereunder will be effective without such Member's consent.

                  (b) The rights and remedies of the Members and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right.

         18.13 Defaults; No Circumvention of Agreement. A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party. No Member or any of its Permitted

Transferees may do indirectly, through the sale of capital stock of its or their subsidiaries or otherwise, that which is not permitted by this Agreement (including, without limitation, the provisions of Articles VIII and X).

         18.14 Further Assurances. Each party hereto or person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         18.15 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

         18.16 Recapitalization, etc. Except as otherwise provided in this Agreement, the provisions of this Agreement shall apply to any and all Units or any successor or assign of the Company (whether by merger, consolidation, transfer or sale of assets, conversion or otherwise) which may be issued in respect of, in exchange for, or in substitution of, any Units by reason of any reorganization, any recapitalization, reclassification, merger, consolidation, partial or complete liquidation, sale of assets, spin-off, stock dividend, split, distribution to Members or combination of the Units or any other change in the Company's capital structure, in order to preserve fairly and equitably as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

         18.17 Limited Liability Company. The parties to this Agreement agree to form a limited liability company and do not intend to form a partnership under the laws of the State of Delaware or any other laws; provided, however, that, to the extent permitted by U.S. law, the Company will be treated as a partnership for U.S. federal, state and local income tax purposes.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each Member has duly executed this Agreement as of the day first above written.

                        U.S. EQUITY PARTNERS, L.P.

                        By: WP Management Partners, L.L.C., its general partner


                             By:   [Sig]
                                ---------------------------------
                                Name:
                                Title:



                        WBT CORP.


                             By:    [Sig]
                                ----------------------------------
                                Name:
                                Title:



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                             USEP (OFFSHORE) I CORP.


                             By:  [Sig]
                                ---------------------------------
                                Name:
                                Title:


                             HZDI, INC.


                             By:
                                ---------------------------------
                                Name:
                                Title:


                             GULF DIVERSIFIED HOLDINGS I CORP.


                             By:
                                ---------------------------------
                                Name:
                                Title:


                             BANCBOSTON CAPITAL INC.


                             By:
                                ---------------------------------
                                Name:
                                Title:



                             ARES LEVERAGED INVESTMENT FUND, L.P.

                             By: Ares Management, L.P., its general partner


                                     By:
                                        ---------------------------------
                                        Name:  Eric Beckman
                                        Title:

                             USEP (OFFSHORE) I CORP.


                             By:
                                ---------------------------------
                                Name:
                                Title:


                             HZDI, INC.


                             By: /s/ Richard Grubman
                                ---------------------------------
                                Name:  Richard Grubman
                                Title: President


                             GULF DIVERSIFIED HOLDINGS I CORP.


                             By:
                                ---------------------------------
                                Name:
                                Title:


                             BANCBOSTON CAPITAL INC.


                             By:
                                ---------------------------------
                                Name:
                                Title:



                             ARES LEVERAGED INVESTMENT FUND, L.P.

                             By: Ares Management, L.P., its general partner


                                     By:
                                        ---------------------------------
                                        Name:  Eric Beckman
                                        Title:

                                            USEP (OFFSHORE) I CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            HZDI, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            GULF DIVERSIFIED HOLDINGS I CORP.

                                            By: [Sig]
                                               ---------------------------------
                                               Name:
                                               Title:



                                            BANCBOSTON CAPITAL INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ARES LEVERAGED INVESTMENT FUND, L.P.

                                            By: Ares Management, L.P.,
                                                its general partner

                                            By:
                                               ---------------------------------
                                               Name: Eric Beckman
                                               Title:

                                            USEP (OFFSHORE) I CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            HZDI, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            GULF DIVERSIFIED HOLDINGS I CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            BANCBOSTON CAPITAL INC.

                                            By: [Sig]
                                               ---------------------------------
                                               Name: [Sig]
                                               Title: Managing Director


                                            ARES LEVERAGED INVESTMENT FUND, L.P.

                                            By: Ares Management, L.P.,
                                                its general partner

                                            By:
                                               ---------------------------------
                                               Name: Eric Beckman
                                               Title:

                                            USEP (OFFSHORE) I CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            HZDI, INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            GULF DIVERSIFIED HOLDINGS I CORP.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            BANCBOSTON CAPITAL INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ARES LEVERAGED INVESTMENT FUND, L.P.

                                            By: Ares Management, L.P.,
                                                its general partner

                                            By: /s/ Eric Beckman
                                               ---------------------------------
                                               Name: ERIC BECKMAN
                                               Title: VICE PRESIDENT

                                            ARES LEVERAGED INVESTMENT FUND, L.P.

                                            By: Ares Management II, L.P.,
                                                its general partner

                                            By: /s/ Eric Beckman
                                               ---------------------------------
                                               Name: ERIC BECKMAN
                                               Title: VICE PRESIDENT

                                            NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                            By: NYLCAP Manager LLC,
                                                its investment manager

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            LORELEI INVESTMENTS LLC

                                            By:
                                               ---------------------------------
                                               Name: Bruce R. Barnes
                                               Title: Member

                                            USEP PORTFOLIO EMPLOYEES LLC

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:




                                               ---------------------------------
                                               HOWARD COHEN



                                               ---------------------------------
                                               TERRY NULTY

                                         ARES LEVERAGED INVESTMENT FUND II, L.P.

                                         By: Ares Management II, L.P.,
                                             its general partner

                                         By:
                                            ---------------------------------
                                            Name: Eric Beckman
                                            Title:

                                         NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                         By: NYLCAP Manager LLC,
                                             its investment manager


                                             By:  /s/ John E. Schumacher
                                                -----------------------------
                                                Name:  John E. Schumacher
                                                Title: Principal


                                         LORELEI INVESTMENTS LLC

                                         By:
                                            ---------------------------------
                                            Name: Bruce R. Barnes
                                            Title: Member


                                         USEP PORTFOLIO EMPLOYEES LLC


                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:



                                            ---------------------------------
                                            HOWARD COHEN



                                            ---------------------------------
                                            TERRY NULTY

                                         ARES LEVERAGED INVESTMENT FUND II, L.P.

                                         By: Ares Management II, L.P.,
                                             its general partner

                                         By:
                                            ---------------------------------
                                            Name: Eric Beckman
                                            Title:

                                         NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                         By: NYLCAP Manager LLC,
                                             its investment manager


                                             By:
                                                -----------------------------
                                                Name:
                                                Title:


                                         LORELEI INVESTMENTS LLC

                                         By:  /s/ Bruce R. Barnes
                                            ---------------------------------
                                            Name: Bruce R. Barnes
                                            Title: Member


                                         USEP PORTFOLIO EMPLOYEES LLC


                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:



                                            ---------------------------------
                                            HOWARD COHEN



                                            ---------------------------------
                                            TERRY NULTY

                                         ARES LEVERAGED INVESTMENT FUND II, L.P.

                                         By: Ares Management II, L.P.,
                                             its general partner

                                         By:
                                            ---------------------------------
                                            Name: Eric Beckman
                                            Title:

                                         NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                         By: NYLCAP Manager LLC,
                                             its investment manager


                                             By:
                                                -----------------------------
                                                Name:
                                                Title:


                                         LORELEI INVESTMENTS LLC

                                         By:
                                            ---------------------------------
                                            Name: Bruce R. Barnes
                                            Title: Member


                                         USEP PORTFOLIO EMPLOYEES LLC


                                         By:   [sig]
                                            ---------------------------------
                                            Name:
                                            Title:



                                            ---------------------------------
                                            HOWARD COHEN



                                            ---------------------------------
                                            TERRY NULTY

                                         ARES LEVERAGED INVESTMENT FUND II, L.P.

                                         By: Ares Management II, L.P.,
                                             its general partner

                                         By:
                                            ---------------------------------
                                            Name: Eric Beckman
                                            Title:

                                         NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                         By: NYLCAP Manager LLC,
                                             its investment manager


                                             By:
                                                -----------------------------
                                                Name:
                                                Title:


                                         LORELEI INVESTMENTS LLC

                                         By:
                                            ---------------------------------
                                            Name: Bruce R. Barnes
                                            Title: Member


                                         USEP PORTFOLIO EMPLOYEES LLC


                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                             /s/ Howard Cohen
                                            ---------------------------------
                                            HOWARD COHEN



                                            ---------------------------------
                                            TERRY NULTY

                               ARES LEVERAGED INVESTMENT FUND II, L.P.

                               By: Ares Management II, L.P., its general partner


                                   By:
                                       ---------------------------------
                                       Name:  Eric Beckman
                                       Title:



                               NEW YORK LIFE CAPITAL PARTNERS, L.P.

                               By: NYLCAP Manager LLC, its investment manager


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:



                               LORELEI INVESTMENTS LLC


                               By:
                                       ---------------------------------
                                       Name:  Bruce R. Barnes
                                       Title: Member



                               USEP PORTFOLIO EMPLOYEES LLC


                               By:
                                       ---------------------------------
                                       Name:
                                       Title:




                               --------------------------------------
                               HOWARD COHEN


                               /s/ Terry Nulty
                               --------------------------------------
                               TERRY NULTY

                               /s/ Paul Krause
                               -----------------------------------------
                               PAUL KRAUSE



                               BANCAMERICA CAPITAL INVESTORS II, L.P.

                               By: BancAmerica Capital Management II, L.P.,
                                   its general partner

                               By: BACM II GP, LLC, its general partner


                                   By:
                                       ---------------------------------
                                       Its Authorized Member



                               EDUCATION EMPLOYEE PARTNERS LLC

                               By: WP Plan Management Partners, Inc.,
                                   its Managing Member


                                   By:
                                       ---------------------------------
                                       Name:  James C. Kingsbery
                                       Title: President



                               EDUCATION (PARALLEL) EMPLOYEE
                                PARTNERS LLC

                               By: WP Plan Management Partners, Inc.,
                                   its Managing Members


                                   By:
                                       ---------------------------------
                                       Name:  James C. Kingsbery
                                       Title: President




                               -----------------------------------------
                               WILLIAM ROSENTHAL

                               -----------------------------------------
                               PAUL KRAUSE



                               BANCAMERICA CAPITAL INVESTORS II, L.P.

                               By: BancAmerica Capital Management II, L.P.,
                                   its general partner

                               By: BACM II GP, LLC, its general partner


                                   By:
                                       ---------------------------------
                                       Its Authorized Member



                               EDUCATION EMPLOYEE PARTNERS LLC

                               By: WP Plan Management Partners, Inc.,
                                   its Managing Member


                                   By: /s/ James C. Kingsbery
                                       ---------------------------------
                                       Name:  James C. Kingsbery
                                       Title: President



                               EDUCATION (PARALLEL) EMPLOYEE
                                PARTNERS LLC

                               By: WP Plan Management Partners, Inc.,
                                   its Managing Members


                                   By: /s/ James C. Kingsbery
                                       ---------------------------------
                                       Name:  James C. Kingsbery
                                       Title: President




                               -----------------------------------------
                               WILLIAM ROSENTHAL

                               -----------------------------------------
                               PAUL KRAUSE



                               BANCAMERICA CAPITAL INVESTORS II, L.P.

                               By: BancAmerica Capital Management II, L.P.,
                                   its general partner

                               By: BACM II GP, LLC, its general partner


                                   By:
                                       ---------------------------------
                                       Its Authorized Member



                               EDUCATION EMPLOYEE PARTNERS LLC

                               By: WP Plan Management Partners, Inc.,
                                   its Managing Member


                                   By:
                                       ---------------------------------
                                       Name:  James C. Kingsbery
                                       Title: President



                               EDUCATION (PARALLEL) EMPLOYEE
                                PARTNERS LLC

                               By: WP Plan Management Partners, Inc.,
                                   its Managing Members


                                   By:
                                       ---------------------------------
                                       Name:  James C. Kingsbery
                                       Title: President



                               /s/ William Rosenthal
                               -----------------------------------------
                               WILLIAM ROSENTHAL

                                        TMCT VENTURES, L.P.
                                        By Rustic Canyon Partners, LLC

                                        By: /s/ Michael Song
                                            ------------------------------------
                                            Name: Michael Song
                                            Title: Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        HIGHFIELDS CAPITAL I LP

                                        By: Highfields Associates LLC, its
                                            general partner

                                             By: /s/ Richard Grubman
                                                 -------------------------------
                                                 Name: Richard Grubman
                                                 Title: Senior Managing Member



                                        HIGHFIELDS CAPITAL II LP

                                        By: Highfields Associates LLC, its
                                            general partner

                                             By:
                                                 -------------------------------
                                                 Name: Richard Grubman
                                                 Title: Senior Managing Member


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        HIGHFIELDS CAPITAL I LP

                                        By: Highfields Associates LLC, its
                                            general partner

                                             By:
                                                 -------------------------------
                                                 Name: Richard Grubman
                                                 Title: Senior Managing Member



                                        HIGHFIELDS CAPITAL II LP

                                        By: Highfields Associates LLC, its
                                            general partner

                                             By: /s/ Richard Grubman
                                                 -------------------------------
                                                 Name: Richard Grubman
                                                 Title: Senior Managing Member


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        AUFKLARUNG LLC

                                        By: /s/ Bruce R. Barnes
                                            -------------------------------
                                            Name: Bruce R. Barnes
                                            Title: Member


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 SPOUSAL WAIVER



Daphne Holland Cohen [Name of spouse] hereby waives and releases any and all equitable or legal claims and rights, actual, inchoate or contingent which she [he or she] may acquire with respect to the disposition, voting or control of the Units subject to this Agreement, except for rights in respect of the proceeds of any disposition of such Units.



                                                  /s/ Daphne Holland Cohen
                                                      _________________________
                                                      [Signature of spouse]

                                 SPOUSAL WAIVER

________________ [Name of spouse] hereby waives and releases any and all equitable or legal claims and rights, actual, inchoate or contingent which ________________ [he or she] may acquire with respect to the disposition, voting or control of the Units subject to this Agreement, except for rights in respect of the proceeds of any disposition of such Units.

                                                     Not Applicable
                                                     ___________________________
                                                     [Signature of spouse]

                         SCHEDULE OF MANAGEMENT MEMBERS


                                   CAPITAL CONTRIBUTION/
                                     CAPITAL ACCOUNT
NAME/ADDRESS                            SHORTFALL                  CLASS OF UNITS                  NUMBER OF UNITS
------------                       ---------------------           --------------                  ---------------
Terry Nulty                            $1,000,000                     Class A                           14,572
500 Canal View Blvd.                                               Restricted Units
Rochester, NY
Tel: (716) 240-7500
Fax: (716) 240-7760

                                                                       Class A
                                                                     Common Units


Howard Cohen                             $600,000                      Class A                           11,658
500 Canal View Blvd.                                                Restricted Units
Rochester, NY
Tel: (716) 240-7500
Fax: (716) 240-7760

                                                                       Class A
                                                                     Common Units


Paul Krause                              $600,000                      Class A                           14,572
500 Canal View Blvd.                                               Restricted Units
Rochester, NY
Tel: (716) 240-7500
Fax: (716) 240-7760

                                                                       Class A
                                                                     Common Units

                       SCHEDULE OF NON-MANAGEMENT MEMBERS


                                   CAPITAL CONTRIBUTION/
                                     CAPITAL ACCOUNT
NAME/ADDRESS                            SHORTFALL                  CLASS OF UNITS                  NUMBER OF UNITS
------------                       ---------------------           --------------                  ---------------
Gulf Diversified I Corp.               None                            Class A                          419,693
c/o WP Management Partners,                                          Common Units
L.L.C.
320 Park Avenue, 14th Floor
New York, NY 10022
Attn: Robert Fogelson


WBT Corp.                               None                           Class A                              250
500 Canal View Blvd.                                                 Common Units
Rochester, NY
Tel: (716) 240-7500
Fax: (716) 240-7760

                          SUB-SCHEDULE OF CO-INVESTORS

                           CAPITAL CONTRIBUTION/
                             CAPITAL ACCOUNT
NAME/ADDRESS                     SHORTFALL         CLASS OF UNITS   NUMBER OF UNITS
------------               ---------------------   --------------   ---------------
Ares Leveraged Investment           None              Class A           116,581
Fund, L.P.                                            Common
c/o Ares Capital Management                           Units
1999 Avenue of the Stars
Suite 1900
Los Angeles, CA 90067

Ares Leveraged Investment           None              Class A           116,581
Fund II, L.P.                                         Common
c/o Ares Capital Management                           Units
1999 Avenue of the Stars
Suite 1900
Los Angeles, CA 90067

Aufklarung LLC                      None              Class A           349,744
c/o Eric Barnes                                       Common
38 Elm Street #6                                      Units
Hatfield, MA 01038

BancBoston Capital                  None              Class A           816,069
175 Federal Street                                    Common
10th Floor                                            Units
Boston, MA 01220

New York Life Capital               None              Class A           582,906
Partners, L.P.                                        Common
51 Madison Avenue                                     Units
New York, NY 10010

HZDI, Inc.                          None              Class A           1,685,765
200 Clarendon Street                                  Common
51st Floor                                            Units
Boston, MA 02117

TMCT Ventures, L.P.                 None              Class A           3,730,599
2425 Olympic Boulevard                                Common
Suite 6050                                            Units
Santa Monica, CA 90404

Highfields Capital I LP             None              Class A           219,173
200 Clarendon Street                                  Common
51st Floor                                            Units
Boston, MA 02117

                           CAPITAL CONTRIBUTION/
                             CAPITAL ACCOUNT
NAME/ADDRESS                     SHORTFALL         CLASS OF UNITS   NUMBER OF UNITS
------------               ---------------------   --------------   ---------------
Highfields Capital II LP            None              Class A           426,687
200 Clarendon Street                                  Common
51st Floor                                            Units
Boston, MA 02117

Banc America Capital                None              Class A         1,165,812
Investors II, L.P.                                    Common
231 South LaSalle Street                              Units
Chicago, IL 60697
Tel: (919) 489-8001
Fax: (312) 828-2345

Lorelei Investments LLC             None              Class A             1,666
c/o Eric Barnes                                       Common
38 Elm Street #6                                      Units
Hatfield, MA 01038

William Rosenthal                   None              Class A            17,487
130 Barrow Street                                     Common
PH514                                                 Units
New York, NY 10014
Tel: (212) 627-9991
Fax: (212) 627-9972

                         SCHEDULE OF U.S. EQUITY GROUP

                                        CAPITAL CONTRIBUTION/
                                            CAPITAL ACCOUNT
NAME/ADDRESS                                   SHORTFALL                   CLASS OF UNITS          NUMBER OF UNITS
------------                            ---------------------              --------------          ---------------
U.S. Equity Partners L.P.                       None                         Class A                4,856,950
c/o WP Management Partners, L.L.C.                                         Common Units
31 West 52nd Street
New York, New York 10019
Attn: James C. Kingsbery

USEP (Offshore) 1 Corp.                         None                         Class A                1,357,414
c/o WP Management Partners, L.L.C.                                         Common Units
31 West 52nd Street
New York, New York 10019
Attn: James C. Kingsbery

Education Employee Partners, L.L.C.             None                         Class A                  470,405
c/o WP Management Partners, L.L.C.                                         Common Units
31 West 52nd Street
New York, New York 10019
Attn: James C. Kingsbery

Education (Parallel)
Employee Partners LLC                           None                         Class A                  763,607
c/o WP Management Partners, L.L.C.                                         Common Units
31 West 52nd Street
New York, New York 10019
Attn: James C. Kingsbery

USEP Portfolio Employees LLC                    None                         Class A                   67,559
c/o WP Management Partners, L.L.C.                                         Common Units
31 West 52nd Street
New York, New York 10019
Attn: James C. Kingsbery

EXHIBIT A

                      [Form of Management Repurchase Note]



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NO SALE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS NOTE (OTHER THAN TO THE ISSUER THEREOF) MAY BE MADE UNLESS (A) EITHER PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH THE PROVISIONS OF THIS NOTE.

JUNIOR SUBORDINATED PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned, WBT Holdings LLC, a Delaware limited liability company [ALTERNATIVELY, INSERT NAME OF DESIGNEE OF COMPANY] (the "OBLIGOR"), hereby promises to pay to [INSERT NAME OF MANAGEMENT MEMBER OR PERMITTED TRANSFEREE (AS THE CASE MAY BE)] (such person, or any Authorized Transferee (as defined in Section 3 hereof) of such person, the "HOLDER") the
principal amount of [INSERT PRINCIPAL AMOUNT OF NOTE] ($    ), plus interest
accrued but unpaid thereon, on the earlier of (i) [INSERT DATE WHICH IS [FIFTH] ANNIVERSARY OF THE DATE OF ISSUANCE OF THIS NOTE (or such later date as may be required pursuant to the terms of any financing agreement of the Company) or
(ii) 180 days following the date on which the circumstances that led to the issuance of the note pursuant to either clause (x) or (y) of Section 11.3 of the LLC Agreement (as defined below) have ceased to exist, provided that on such date any circumstances contemplated by either clause (x) or (y) are not then in existence. Interest in the unpaid principal amount hereof shall accrue at a
percent    %) annual rate of interest, from the date hereof until maturity, computed on the basis of a 365-day year for the actual number of days elapsed and shall be payable semi-annually on the first day of June and December in each year commencing with the June or December next following the issuance of this Note (each such semiannual date, an "INTEREST PAYMENT DATE"); provided, that, in the event that, on any Interest Payment Date, the Company (as defined below) is permitted to defer any repurchases of Common Stock pursuant to Section 11.3 of the LLC Agreement, the Company shall be permitted to defer such payment of interest until the next Interest Payment Date on which it is no longer permitted to defer any repurchases of Common Units pursuant to Section
11.3 of the LLC Agreement (at which time all interest accrued to such date shall become due and payable).

         1. LLC Agreement. This Note has been issued pursuant to the provisions of Article XI of the Limited Liability Company Agreement dated as of February 10, 2000 (the "LLC AGREEMENT"), by and among WBT Holdings LLC, a Delaware limited liability company (the "COMPANY"), by and among U.S. Equity Partners, L.P., a Delaware limited partnership ("U.S. EQUITY PARTNERS"), U.S. Equity Partners (Offshore), L.P. ("OFFSHORE"), the persons listed in the Schedule of Management Members attached hereto (such persons together with any employees of the Company or its Subsidiaries (as defined herein) who become parties to this Agreement pursuant to the terms and conditions of this Agreement and each of their respective Permitted Transferees (as defined herein) are referred to herein, collectively, as the "MANAGEMENT MEMBERS"), and such other persons or entities listed in the Schedule of Non-Management Members attached hereto or who or which become parties to this Agreement pursuant to the terms and conditions of this Agreement, including without limitation the Co-Investors, and each of their respective Permitted Transferees (collectively, the "NON-MANAGEMENT MEMBERS").

         2. Payment of Amounts. Payments of principal and interest shall be made in lawful money of the United States of America at the principal office of the Obligor upon presentation of this Note for notation of such payment hereon; provided, that if on any Interest Payment Date, the Company is permitted to issue a Management Repurchase Note pursuant to Section 11.4 of the LLC Agreement, the Obligor may, at its option, (i) pay all or part of the interest due on this Note through the issuance to the Holder of additional Junior Subordinated Promissory Notes (the "Secondary Notes") on any Interest Payment Date in original principal amount equal to the amount of interest then due and payable on this Note, if such interest were paid in cash. Except as expressly provided herein, any Secondary Notes so issued shall be subject to the same terms, provisions and conditions as this Note. Upon the payment in full of the principal and interest due and payable on this Note or any Secondary Note, whether at maturity or upon prepayment (as set forth below), the Holder agrees to deliver any cancelled Note or Secondary Note to the Obligor with a termination letter acknowledging such cancellation.

         3. Non-Transferability of Note. This Note is not negotiable and may be transferred by the Holder only to one or more of its Affiliates who agree to be bound by the transfer restrictions hereunder (any such transferee to whom this Note is transferred in compliance with the provisions of this Note, an "Authorized Transferee"). With respect to any such authorized transfer, this Note is transferable only by surrender and cancellation of this Note at the principal office of the Obligor, WBT Holdings LLC, 500 Canal Boulevard, Rochester, New York or at such other location as shall at such time be the principal office of the Obligor, by the Holder in person or by an attorney-in-fact duly authorized in writing. Upon any such authorized transfer a new note, in the name of such Authorized Transferee(s), in substantially the form of this Note and for the aggregate unpaid principal amount hereof, will be issued in exchange hereof.

         4. Registered Holder. The Obligor, and any agents of the Obligor, may deem and treat the Holder as the registered holder hereof, and as the absolute owner of this Note, for the purpose of receiving payment of or on account of the principal of and interest on this Note and neither the Obligor nor any such agent shall be affected by any notice to the contrary. The Obligor, and any agent of the Obligor, may without liability refuse to recognize any assignee or other holder of this Note, other than any Authorized Transferee, as owner of this Note for any and all purposes whatsoever.

         5. Optional Prepayment. The amounts owed under this Note are prepayable (at the discretion of the Obligor) at any time and from time to time, in whole or in part, upon notice to the Holder given by certified mail, return receipt requested, not less than 10 Business Days prior to the date fixed for prepayment, at a prepayment price equal to the principal amount of this Note to be prepaid, together with the interest accrued but unpaid hereon, to the date fixed for prepayment. Such prepayment may be made by certified mail, return receipt requested to the address of the Holder set forth in the LLC Agreement or to another address as requested in writing by the Holder. Any prepayment of less than the entire principal amount of this Note (plus all accrued but unpaid interest thereon) shall be applied first towards the payment of unpaid interest hereon and then to the unpaid principal hereof.

         6. Mandatory Prepayment. The Obligor covenants and agrees that, following the consummation of a written agreement to sell all or substantially all of the assets of or equity interests in the Company to a Third Party (a "CHANGE IN CONTROL EVENT"), it shall give written notice thereof to the Holder. Subject to Section 9 hereof, within 3 Business Days following the closing date (the "CLOSING DATE") of the Change in Control Event, the Obligor will prepay this Note in full, at a prepayment price equal to the outstanding principal amount of this Note, together with the interest accrued but unpaid hereon, to the date fixed for prepayment;

provided, that, so long as the prepayment in full is made by wire transfer to an account designated by Holder or mailed by certified mail, return receipt requested to the address of Holder set forth in the LLC Agreement or otherwise requested in writing by the Holder within 3 Business Days following the Closing Date, such payment shall be deemed made as of the Closing Date.

         7. Offset. The Indebtedness evidenced hereunder may be reduced or offset by the Obligor in respect of any and all Indebtedness owed to the Obligor by the Holder.

         8. Events of Default.

                  (a) Subject to the provisions of Section 9 hereof and to the proviso set forth in the preamble hereto, an "EVENT OF DEFAULT" occurs if: (i) the Obligor defaults in the payment of any interest on the Note when the same becomes due and payable, and such default continues for 10 days; (ii) the Obligor defaults in the payment of the principal of the Note when the same becomes due and payable at the stated maturity, upon mandatory redemption, acceleration or otherwise; or (iii) the Obligor or any of its subsidiaries pursuant to or within the meaning of Title 11 of the United States Code, or any similar federal or state law for the relief of debtors (the "BANKRUPTCY LAW"):
(A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a custodian of it or for any substantial part of its property; (D) makes a general assignment for the benefit of its creditors; or (E) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (1) is for relief against the Obligor in an involuntary case; (2) appoints a custodian of the Obligor or for any substantial part of its property; or (3) orders the winding up or liquidation of the Obligor or any of its subsidiaries, and the order or decree remains unstayed and in effect for 60 days.

                  (b) Subject to the provisions of Section 9 hereof, if an Event of Default pursuant to clause (a)(iii) occurs and is continuing, then the amount owed under the Note shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder. Subject to the provisions of Section 9 hereof, upon an Event of Default pursuant to clauses
(a)(i) or (a)(ii) above, the Holder, at its option, may declare the entire principal amount of this Note to be, and such Note shall forthwith mature and become, due and payable, but only after such Holder notifies the Obligor of the default and the Obligor does not cure the default within 30 days after receipt of such notice; such notice by the Holder must specify the default and demand that it be remedied.

         9. Subordination. The principal amount of and the interest on this Note shall be fully subordinated and junior to the prior payment in full in cash of all Senior Debt (as hereinafter defined) of the Obligor, whether outstanding at the date of this Note or created or incurred by the Obligor after the date of this Note on the terms and conditions set forth below:


                  (a) Upon maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all such mature Senior Debt shall first be paid in full in cash before any payment on account of principal or interest is made on this Note.

                  (b) In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Obligor or its creditors or its property, or in the event of any proceedings for partial or total liquidation, dissolution or other winding up of the Obligor, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full before any payment on account of principal or interest is made upon this Note. In any of the proceedings referred to in the first sentence of this subparagraph
(b)("INSOLVENCY PROCEEDINGS"), unless and until all Senior Debt shall have been paid in full, if any payment shall have been made, or any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable in respect of the principal amount of or interest on this Note shall be made, then such amounts shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof, and the holders of Senior Debt shall entitled to enforce all claims of the Holder with respect to the principal and interest payable hereunder and to take generally any action in connection with such Insolvency Proceedings which the Holder hereof might otherwise take in respect of such Holder's claims hereunder.

                  (c) During the continuance of any default in the payment of any Senior Debt or any other default (whether or not matured) under any instrument or agreement evidencing Senior Debt, (i) the Obligor shall not make, and the Holder shall not accept, any payment of principal of or interest on, or purchase or acquire for value, this Note, and (ii) the Holder shall not commence any Insolvency Proceedings or take any other legal or other action of any kind to enforce any of its rights to payment hereunder.

                  (d) Any payment of principal or interest on this Note made to or received by the Holder other than in compliance with this Section 9 shall be held in trust for the benefit of and paid over to the holders of Senior Debt.

                  (e) Until the Senior Debt shall have been indefeasibly paid in full, in the event that, and during the continuance of any Event of Default described in Section 8(a) hereof, all or any portion of the unpaid principal amount of this Note shall have been declared due and payable pursuant to the provisions of Section 8 hereof, such declarations shall not be effective until the earlier of (i) the date on which an Event of Default under Section 8(a)(iii) has occurred, or (ii) the date on which the maturity of any Senior Debt is accelerated.

                  (f) Subject to the indefeasible payment in full of all Senior Debt, the Holder shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Obligor payable or distributable to the holders of Senior Debt, until this Note and interest hereon shall be paid in full and, as between the Obligor, its creditors other than the holders of Senior Debt, and the Holder, no payments or distributions otherwise payable or deliverable in respect to this Note but, by virtue of the provisions hereof, paid or delivered to the holders of Senior Debt shall be deemed to be a payment by the Obligor on account of Senior Debt and no payments or distributions paid to the Holder, by virtue of subrogation herein provided for, shall be deemed to be a payment by the Obligor on account of this Note.

                  (g) The provisions of this Section 9 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand and the Holder on the other hand, and as between the Obligor and the Holder, nothing herein shall impair the obligation of the Obligor, which is unconditional and absolute, to pay to the Holder the principal hereof and any interest thereon in accordance with its terms (provided, however, that this provision is not intended to limit the restrictions on payments on this Note set forth in Section 9(c) hereof).

                  (h) As used herein, the term "SENIOR DEBT" shall mean the principal of and premium, if any, and interest (whether accrued prior to or after the commencement of any insolvency proceeding under any Bankruptcy Law and whether or not allowed in such proceeding) on, and other amounts owing with respect to, Indebtedness of the Company or its subsidiaries, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, and, in each such case, all renewals, extensions and refunding thereof, and any Indebtedness of a successor corporation issued in exchange for or in replacement thereof, unless, in each case, by the terms of the instrument creating or evidencing the Indebtedness it is provided that such Indebtedness is not superior in right of payment to this Junior Subordinated Promissory Note.

         10. No Recourse Against Affiliates. No recourse for the payment of principal of or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or in relation to the creation of any Indebtedness represented hereby, shall be had against any incorporator, member, officer of the Obligor or any of its Affiliates or of any successor thereof, either directly or through the Obligor or any of its Affiliates or any successor thereof, whether by virtue or any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived or released.

         11. Applicable Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL CORPORATION LAW.

         12. Headings; No Third Party Beneficiaries. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein (including, without limitation, the subordination provisions of Section 9 hereof), the provisions contained in this Note are for the sole benefit of the Holder, and they shall not be construed as conferring, and are not intended to confer, any rights, remedies or other benefits hereunder on any other persons or entities.

         13. Successors and Assigns. All covenants and agreements of the Obligor under this Note shall be binding on the Obligor and its successors and assigns.

         14. Severability. The invalidity or unenforceability of any provision of this Note in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Note in such jurisdiction or the validity, legality or enforceability of this Note, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          IN WITNESS WHEREOF, the Obligor has caused this Note to be duly executed effective as of this ____ day of __________, ____.



                                        [INSERT NAME OF OBLIGOR]


                                        By:
                                           Name:
                                           Title:

               This SUBSCRIPTION AND CO-INVESTMENT AGREEMENT (this "AGREEMENT") is made as of this 10th day of February, 2000 by and among WBT Holdings LLC, a Delaware limited liability company (the "COMPANY"), U.S. Equity Partners, L.P., a Delaware limited partnership ("USEP"), U.S. Equity Partners (Offshore), L.P., a Cayman Islands limited partnership ("OFFSHORE," together with USEP, the "U.S. EQUITY GROUP"), the investor identified on the signature page attached hereto (the "INVESTOR") and WP Management Partners, L.L.C., a Delaware limited liability company and the general partner of the U.S. Equity Group ("WPMP").

                                    RECITALS

               WHEREAS, WP Education Holdings LLC, a Delaware limited liability company ("WP EDUCATION") is a party to that certain Purchase Agreement by and between itself and ZD Inc., dated as of November 19, 1999 (as amended, the "PURCHASE AGREEMENT") relating to the purchase of certain assets of ZD Inc. (the "IT ASSETS") relating to the business of providing integrated information technology learning solutions to businesses and government organizations;

               WHEREAS, in accordance with the provisions of the Purchase Agreement, WP Education has assigned its rights to acquire the IT Assets subject thereto to certain of its affiliates;

               WHEREAS, in connection therewith, the Company and its subsidiary, WBT Operating LLC ("WBT OPERATING"), have been established for the purposes of acquiring certain of the IT Assets being purchased, as more fully described in the Bill of Sale and Assignment, dated the date hereof, by and among ZD Inc., WP Education and WBT Operating (the "ASSIGNED ASSETS");

               WHEREAS, the Company will contribute substantially all of the Co-Investment to WBT Operating in order to enable WBT Operating to purchase such Assigned Assets; and

               WHEREAS, the Investor desires to co-invest in the Company (the "CO-INVESTMENT") by purchasing from the Company certain membership interests designated as class A common units of the Company (the "CLASS A COMMON UNITS"), and the Company wishes to issue and sell Class A Common Units to the Investor, subject to the terms and conditions set forth in this Agreement.

               NOW, THEREFORE, in consideration of the premises and covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                    PURCHASE AND SALE OF CLASS A COMMON UNITS

                 1.1     SALE AND ISSUANCE OF CLASS A COMMON UNITS.

                 (a) Upon the terms and subject to the conditions set forth herein, the Investor hereby subscribes for and agrees to purchase at the Closing (as defined in Section 1.2), and the Company does hereby agree to sell to the Investor and deliver to WPMP on behalf of the Investor that number of Class A Common Units set forth opposite the Investor's name on the signature page hereto for the total consideration set forth opposite the Investor's name on the signature page hereto (the "EQUITY CONTRIBUTION").

                 (b) It is understood and agreed that the Co-Investment contemplated by this Agreement is separate from and independent of the partnership agreements governing the U.S. Equity Group, and that accordingly,
(i) the Investor shall not (A) be obligated to pay any management fees or incentive compensation to WPMP in respect of the Class A Common Units or (B) participate in any transaction with or share any fees payable to WPMP as general partner of each of the U.S. Equity Group members, or to the limited partners of the U.S. Equity Group in respect of the U.S. Equity Group' investment in the Company; and (ii) the Investor and the U.S. Equity Group will each bear its own expenses in connection with the co-investment contemplated by this Agreement.

                 1.2 CLOSING. The closing of the transactions described in
Section 1.1 (the "CLOSING") will take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York, on a date and time to be determined in the reasonable discretion of WPMP but in no event prior to the satisfaction of the conditions set forth in Article VI. At or before the Closing, the Investor shall tender the purchase price for the Class A Common Units set forth under the Investor's name on the signature page hereto by wire transfer in immediately available funds to an account designated by the U.S. Equity Group and WPMP on behalf of the Company and concurrently therewith, the Company shall issue and deliver to WPMP on behalf of the Investor that number of Class A

Common Units set forth below the Investor's name on the signature page hereto. In order to expedite an orderly closing of the Asset Purchase, at the request of WPMP stating that the conditions to the Asset Purchase shall be satisfied on the Closing, on the business day immediately preceding the Closing, the Investor shall wire transfer in immediately available funds such Investor's Equity Contribution to an account designated by WPMP to be held to fund the Asset Purchase.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

            The Investor represents and warrants to the Company that:

            2.1 FEDERAL SECURITIES LAWS MATTERS. This Agreement is made in reliance upon the Investor's representations to the Company, which by acceptance hereof the Investor hereby confirms, that: (a) the Class A Common Units are being acquired for its own account and not for purposes of distribution thereof,
(b) that it is an "accredited investor" (as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "SECURITIES ACT")), (c) it understands that the Class A Common Units have not been registered under the Securities Act, are being sold to the Investor in a transaction that is exempt from the registration requirements of the Securities Act, and must be held by the Investor indefinitely unless subsequently registered under the Securities Act or offered and sold pursuant to an exemption from such registration requirement, (d) its financial situation is such that it can afford to bear the economic risk of holding the Class A Common Units for an indefinite period, (e) it can afford to suffer the complete loss of its investment in the Class A Common Units, (f) it understands and has taken cognizance of all the risk factors related to the purchase of the Class A Common Units, (g) its knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of the investment in the Class A Common Units, and (h) it has been afforded access to all information that it has requested with respect to the business, operations, and prospects of the Company.

            2.2 ORGANIZATION; AUTHORITY. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Investor represents and warrants to the other parties hereto that (a) the Investor has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder, (b) this Agreement has been duly authorized, executed and delivered by it, (c) this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, and (d) its purchase of and payment for the Class A Common Units and ownership of the Class A Common Units on the terms and conditions set forth herein will not violate any applicable law or governmental regulation to which the Investor is subject.

            2.3 NON-CONTRAVENTION. The execution and delivery of this Agreement by the Investor does not, and the consummation by the Investor of the transactions contemplated hereby and the performance by the Investor of the obligations which it is obligated to perform hereunder will not, (a) for each Investor which is not an individual, violate any provision of the articles of association, by-laws, agreement of limited partnership or other organizational documents of the Investor, (b) violate in any material respect any law, regulation, rule, order, judgment or decree to which the Investor is subject,
(c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material contract to which the Investor is a party or by which any of its assets or properties are bound or (d) result in the creation of any lien or other encumbrance on any of the material assets or properties of the Investor or the loss of any material license or other material contractual right with respect thereto.

            2.4 CONSENTS, APPROVALS AND NOTICES. The execution and delivery of this Agreement by Investor and the consummation by the Investor of the transactions contemplated hereby does not require any (a) consent, authorization, order or approval of, filing or registration with, or notice to, any governmental or regulatory authority, which has not been obtained previously, or (b) consent, authorization, approval, waiver, order, license, certificate or permit or act of or from, or notice to, any party to any contract to which the Investor is a party or by which any of its assets or properties are bound, which has not been obtained previously.

            2.5 LITIGATION. There is no action, suit or proceeding pending or, to the knowledge of the Investor, threatened, before any court against the Investor which challenges the validity or the propriety of the transactions contemplated by this Agreement.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to the Investor that:

            3.1 AUTHORIZATION OF THE COMPANY. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and for the authorization, issuance and delivery of the Class A Common Units being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company and shall be enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

            3.2 OWNERSHIP OF THE COMPANY. Upon the issuance of the Class A Common Units at Closing, each issued and outstanding Class A Common Unit will be duly authorized, validly issued and outstanding.

            3.3 NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated hereby and the performance by the Company of the obligations which it is obligated to perform hereunder will not, (a) violate any provision of the organizational documents of the Company, (b) violate in any material respect any material law, regulation, rule, order, judgment or decree to which the Company is subject, (c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material mortgage, indenture, lease, franchise, license, permit, agreement or instrument to which the Company is a party or by which any of its assets or properties are bound.

                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF THE U.S. EQUITY GROUP

            The U.S. Equity Group represents and warrants to the Investor that:

            4.1 AUTHORIZATION OF U.S. EQUITY GROUP. Each of USEP and USEP Offshore has the requisite limited partnership power and authority to enter into this Agreement and to perform its obligations hereunder, this Agreement has been duly authorized, executed and delivered by it, and this Agreement constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms.

            4.2 NON-CONTRAVENTION. The execution and delivery of this Agreement by each of USEP and USEP Offshore does not, and the consummation by each of USEP and USEP Offshore of the transactions contemplated hereby and the performance by each of USEP and USEP Offshore of the obligations that each of USEP and USEP Offshore is obligated to perform hereunder will not, (a) violate any provision of the articles of association, by-laws, agreement of limited partnership or other organizational documents of either USEP or USEP Offshore,
(b) violate in any material respect any law, regulation, rule, order, judgment or decree to which each of USEP and USEP Offshore is subject, (c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material contract to which each of USEP and USEP Offshore is a party or by which any of the assets or properties of each of USEP and USEP Offshore are bound or
(d) result in the creation of any lien or other encumbrance on any of the material assets or properties of each of USEP and USEP Offshore or the loss of any material license or other material contractual right with respect thereto.



                                   ARTICLE V

                CERTAIN AGREEMENTS REGARDING INVESTOR SECURITIES

            5.1     TRANSFERS.


                  (a) The Investor understands that the Class A Common Units have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is predicated on the representations and warranties of the Investor set forth herein.

            (b) The Investor represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company. The Investor further represents that it is familiar with the business and financial condition, properties, operations and prospects of the Company and that it has had access, during the course of the transactions contemplated hereby and prior to its purchase of Class A Common Units, to the same kind of information that is specified in Part I of a registration statement under the Securities Act, and that it has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the investment and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor or to which the Investor has had access. The Investor has made, either alone or together with its advisors, such independent investigation of the Company the Investor deems to be, or its advisors deem to be, necessary or advisable in connection with this investment. The Investor understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

            (c) The Investor represents that it will not sell, transfer or otherwise dispose of the Class A Common Units without registration under the Securities Act and applicable state securities laws, or an exemption therefrom. The Investor understands that, in the absence of an effective registration statement covering the Class A Common Units or an available exemption from registration under the Securities Act and applicable state securities laws, the Class A Common Units must be held indefinitely. In particular, the Investor acknowledges that it is aware that the Class A Common Units may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. The Investor represents that, in the absence of an effective registration statement covering the Class A Common Units or an exemption from registration under the Securities Act, it will sell, transfer or otherwise dispose of the Class A Common Units only in a manner consistent with its representations set forth herein and then only in accordance with the LLC Agreement (as defined in Section 6.1).

            (d) The Investor represents that it (i) is capable of bearing the economic risk of holding the unregistered Class A Common Units for an indefinite period of time and has adequate means for providing for its current needs and contingencies, (ii) can afford to suffer a complete loss of this investment and (iii) understands all risk factors related to the purchase of the Class A Common Units.

            (e) The Investor understands that the purchase of the Class A Common Units involves a high degree of risk, that there is no established market for the Class A Common Units and that it is not likely that any public market for the Class A Common Units will develop in the near future.

            (f) The Investor represents that neither it nor anyone acting on its behalf has paid any commission or other remuneration to any person in connection with the purchase of the Class A Common Units.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

            The obligations of the Company and the Investor hereunder are subject to the fulfillment of the following conditions:

            6.1 LIMITED LIABILITY COMPANY AGREEMENT. The Company and the Investor shall have executed and delivered a limited liability company agreement (the "LLC AGREEMENT").

            6.2 ASSET PURCHASE CONDITIONS. All conditions to the closing of the Asset Purchase shall have been performed or waived as of the date of such closing in accordance with the terms of the Purchase Agreement.

            6.3 SIMULTANEOUS PURCHASE. The U.S. Equity Group shall have contributed not less than $___________ in cash to the Company.

                                   ARTICLE VII

                                  MISCELLANEOUS

            7.1 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Without limiting the generality or effect of the foregoing, the Investor hereby acknowledges and agrees that neither the U.S. Equity Group, WPMP, the Company nor any other person or entity made any representation or warranty or furnished any information with respect to the Company or the Class A Common Units upon which Investor relied in connection with the transactions contemplated hereby. Investor further acknowledges that it is a sophisticated entity and has independently made its own investment decision in respect thereof and hereby agrees not to pursue any claim or cause of action against the U.S. Equity Group, WPMP, the Company or any such other person or entity in connection therewith or as a result thereof and that its sole and exclusive remedies with respect to the transactions contemplated hereby will arise only out of a material breach of a representation, warranty or covenant herein.

            7.2 AMENDMENT. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by all of the parties hereto.

            7.3 NOTICES. All notices, statements, instructions or other documents provided for herein shall be in writing and shall be delivered either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, addressed to Investor, WPMP or the Company at its address set forth on the signature page hereto. Each party, by written notice given to the other party in accordance with this Section 7.3, may change the address to which notices, statements, instructions or other documents are to be sent to such party. All notices, statements, instructions and other documents hereunder will be deemed to have been given on the earlier of the date of actual delivery and three days after the date of mailing, except that notice of a change of address will be effective only upon actual delivery.

            7.4 SUCCESSORS; ASSIGNS. The terms and conditions of this Agreement will be binding on and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that rights and obligations under this Agreement may not be assigned or delegated by any party hereto without the prior written consent of the other party hereto.


            7.5 COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which will be deemed to be an original, but all of which shall together constitute one and the same instrument.

            7.6 SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement or such provision in any other jurisdiction, it being the intent of the parties hereto that all rights and obligations of the parties hereto under this Agreement shall be enforceable to the fullest extent permitted by law.

            7.7 HEADINGS. The section headings herein are for convenience of reference only and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof. All references to "Article", "Articles", "Section" and "Sections" refer to the corresponding Article, Articles, Section and Sections of this Agreement unless specifically noted otherwise.


            7.8 APPLICABLE LAW. The laws of the State of New York will govern this Agreement, regardless of the laws that might be applied under applicable principles of conflict of laws.

            7.9 NO THIRD PARTY BENEFICIARIES. This Agreement is intended to be solely for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    WBT HOLDINGS LLC

                                    By:        [SIG]
                                       ---------------------------------------
                                            Name:
                                            Title:

                                    WP MANAGEMENT PARTNERS, L.L.C.

                                    By:        [SIG]
                                       ---------------------------------------
                                            Name:
                                            Title:

                                    U.S. EQUITY PARTNERS, L.P.

                                    By:     WP Management Partners, L.L.C.,
                                            its General Partner

                                    By:        [SIG]
                                       ---------------------------------------
                                            Name:
                                            Title:

                                    U.S. EQUITY PARTNERS (OFFSHORE), L.P.

                                    By:     WP Management Partners, L.L.C.,
                                            its General Partner

                                    By:        [SIG]
                                       ---------------------------------------
                                            Name:
                                            Title:

Address for each of WBT Holdings LLC,
WP Management Partners, L.L.C., US.
Equity Partners, L.P. and
U.S. Equity Partners (Offshore), L.P.:

c/o WP Management Partners, L.L.C.
31 West 52nd Street
New York, New York  10019

Attention:     James C. Kingsbery
               Jordan Bernstein, Esq.

        IN WITNESS WHEREOF, the Investor has executed this Agreement as of the day and year first above written.

                             USEP (OFFSHORE) I INC.

                             By:      [SIG]
                                ---------------------------------------
                                   Name:
                                   Title:

Address:


       AGGREGATE PRICE OF CLASS A            NUMBER OF CLASS A
             COMMON UNITS                       COMMON UNITS
          $ 5,429,656.00                         1,357,414
           ---------------                 ------------------------

               This SUBSCRIPTION AND CO-INVESTMENT AGREEMENT (this "AGREEMENT") is made as of this 10th day of February, 2000 by and among WBT Holdings LLC, a Delaware limited liability company (the "COMPANY"), U.S. Equity Partners (Offshore), L.P., a Cayman Islands limited partnership ("OFFSHORE"), the investor identified on the signature page attached hereto (the "INVESTOR," and together with Offshore, the "U.S. EQUITY GROUP") and WP Management Partners, L.L.C., a Delaware limited liability company and the general partner of the U.S. Equity Group ("WPMP").

                                    RECITALS

               WHEREAS, WP Education Holdings LLC, a Delaware limited liability company ("WP EDUCATION") is a party to that certain Purchase Agreement by and between itself and ZD Inc., dated as of November 19, 1999 (as amended, the "PURCHASE AGREEMENT") relating to the purchase of certain assets of ZD Inc. (the "IT ASSETS") relating to the business of providing integrated information technology learning solutions to businesses and government organizations;

               WHEREAS, the Investor is a party that certain Subscription and Co-Investment Agreement, dated November 15, 1999 (the "ORIGINAL AGREEMENT"), by and among WP Education, the U.S. Equity Group, the Investor and WPMP, whereby the Investor subscribed to purchase membership interests in WP Education in order to enable WP Education to purchase the IT Assets;

               WHEREAS, in accordance with the provisions of the Purchase Agreement, WP Education has assigned its rights to acquire the IT Assets subject thereto to certain of its affiliates;

               WHEREAS, in connection therewith, the Company and its subsidiary, WBT Operating LLC ("WBT OPERATING"), have been established for the purposes of acquiring certain of the assets being purchased, as more fully described in the Bill of Sale and Assignment, dated as of the date hereof, by and among ZD Inc., WP Education and WBT Operating (the "ASSIGNED ASSETS");

               WHEREAS, the Company will contribute substantially all of the Co-Investment to WBT Operating in order to enable WBT Operating to purchase such Assigned Assets; and

               WHEREAS, the Investor desires to co-invest in the Company (the "CO-INVESTMENT") by purchasing from the Company certain membership interests designated as class A common units of the Company (the "CLASS A COMMON UNITS"), and the Company wishes to issue and sell Class A Common Units to the Investor, subject to the terms and conditions set forth in this Agreement.

               NOW, THEREFORE, in consideration of the premises and covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                    PURCHASE AND SALE OF CLASS A COMMON UNITS

               1.1     SALE AND ISSUANCE OF CLASS A COMMON UNITS.

               (a) Upon the terms and subject to the conditions set forth herein, the Investor hereby subscribes for and agrees to purchase at the Closing (as defined in Section 1.2), and the Company does hereby agree to sell to the Investor and deliver to WPMP on behalf of the Investor that number of Class A Common Units set forth opposite the Investor's name on the signature page hereto for the total consideration set forth opposite the Investor's name on the signature page hereto (the "EQUITY CONTRIBUTION").

               (b) It is understood and agreed that the Co-Investment contemplated by this Agreement is separate from and independent of the partnership agreements governing the U.S. Equity Group, and that accordingly,
(i) the Investor shall not (A) be obligated to pay any management fees or incentive compensation to WPMP in respect of the Class A Common Units or (B) participate in any transaction with or share any fees payable to WPMP as general partner of each of the U.S. Equity Group members, or to the limited partners of the U.S. Equity Group in respect of the U.S. Equity Group' investment in the Company; and (ii) the Investor and the U.S. Equity Group will each bear its own expenses in connection with the co-investment contemplated by this Agreement.

               1.2     CLOSING. The closing of the transactions described in
Section 1.1 (the "CLOSING") will take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York, on a date and time to be determined in the reasonable discretion of WPMP but in no event prior to the satisfaction of the conditions set forth in Article VI. At or before the Closing, the Investor shall tender the purchase price for the Class A Common Units set forth under the Investor's name on the signature page hereto by wire transfer in immediately available funds to an account designated by the U.S. Equity Group and WPMP on behalf of the Company and concurrently therewith, the Company shall issue and deliver to WPMP on behalf of the Investor that number of Class A Common Units set forth below the Investor's name on the signature page hereto. In order to expedite an orderly closing of the Asset Purchase, at the request of WPMP stating that the conditions to the Asset Purchase shall be satisfied on the Closing, on the business day immediately preceding the Closing, the Investor shall wire transfer in immediately available funds such Investor's Equity Contribution to an account designated by WPMP to be held to fund the Asset Purchase.


                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

               The Investor represents and warrants to the Company that:

               2.1 FEDERAL SECURITIES LAWS MATTERS. This Agreement is made in reliance upon the Investor's representations to the Company, which by acceptance hereof the Investor hereby confirms, that: (a) the Class A Common Units are being acquired for its own account and not for purposes of distribution thereof, (b) that it is an "accredited investor" (as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "SECURITIES ACT")), (c) it understands that the Class A Common Units have not been registered under the Securities Act, are being sold to the Investor in a transaction that is exempt from the registration requirements of the Securities Act, and must be held by the Investor indefinitely unless subsequently registered under the Securities Act or offered and sold pursuant to an exemption from such registration requirement, (d) its financial situation is such that it can afford to bear the economic risk of holding the Class A Common Units for an indefinite period, (e) it can afford to suffer the complete loss of its investment in the Class A Common Units, (f) it understands and has taken cognizance of all the risk factors related to the purchase of the Class A Common Units, (g) its knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of the investment in the Class A Common Units, and (h) it has been afforded access to all information that it has requested with respect to the business, operations, and prospects of the Company.

               2.2 ORGANIZATION; AUTHORITY. The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Investor represents and warrants to the other parties hereto that (a) the Investor has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder, (b) this Agreement has been duly authorized, executed and delivered by it, (c) this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, and (d) its purchase of and payment for the Class A Common Units and ownership of the Class A Common Units on the terms and conditions set forth herein will not violate any applicable law or governmental regulation to which the Investor is subject.

               2.3 NON-CONTRAVENTION. The execution and delivery of this Agreement by the Investor does not, and the consummation by the Investor of the transactions contemplated hereby and the performance by the Investor of the obligations which it is obligated to perform hereunder will not, (a) for each Investor which is not an individual, violate any provision of the articles of association, by-laws, agreement of limited partnership or other organizational documents of the Investor, (b) violate in any material respect any law, regulation, rule, order, judgment or decree to which the Investor is subject,
(c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material contract to which the Investor is a party or by which any of its assets or properties are bound or (d) result in the creation of any lien or other encumbrance on any of the material assets or properties of the Investor or the loss of any material license or other material contractual right with respect thereto.

               2.4 CONSENTS, APPROVALS AND NOTICES. The execution and delivery of this Agreement by Investor and the consummation by the Investor of the transactions contemplated hereby does not require any (a) consent, authorization, order or approval of, filing or registration with, or notice to, any governmental or regulatory authority, which has not been obtained previously, or (b) consent, authorization, approval, waiver, order, license, certificate or permit or act of or from, or notice to, any party to any contract to which the Investor is a party or by which any of its assets or properties are bound, which has not been obtained previously.

               2.5 LITIGATION. There is no action, suit or proceeding pending or, to the knowledge of the Investor, threatened, before any court against the Investor which challenges the validity or the propriety of the transactions contemplated by this Agreement.


                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               The Company represents and warrants to the Investor that:

               3.1 AUTHORIZATION OF THE COMPANY. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and for the authorization, issuance and delivery of the Class A Common Units being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company and shall be enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

               3.2 OWNERSHIP OF THE COMPANY. Upon the issuance of the Class A Common Units at Closing, each issued and outstanding Class A Common Unit will be duly authorized, validly issued and outstanding.

               3.3 NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated hereby and the performance by the Company of the obligations which it is obligated to perform hereunder will not, (a) violate any provision of the organizational documents of the Company, (b) violate in any material respect any material law, regulation, rule, order, judgment or decree to which the Company is subject, (c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material mortgage, indenture, lease, franchise, license, permit, agreement or instrument to which the Company is a party or by which any of its assets or properties are bound.

                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF THE U.S. EQUITY GROUP

               The U.S. Equity Group represents and warrants to the Investor that:

               4.1 AUTHORIZATION OF U.S. EQUITY GROUP. Each of USEP and USEP Offshore has the requisite limited partnership power and authority to enter into this Agreement and to perform its obligations hereunder, this Agreement has been duly authorized, executed and delivered by it, and this Agreement constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms.

               4.2 NON-CONTRAVENTION. The execution and delivery of this Agreement by each of USEP and USEP Offshore does not, and the consummation by each of USEP and USEP Offshore of the transactions contemplated hereby and the performance by each of USEP and USEP Offshore of the obligations that each of USEP and USEP Offshore is obligated to perform hereunder will not, (a) violate any provision of the articles of association, by-laws, agreement of limited partnership or other organizational documents of either USEP or USEP Offshore,
(b) violate in any material respect any law, regulation, rule, order, judgment or decree to which each of USEP and USEP Offshore is subject, (c) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material contract to which each of USEP and USEP Offshore is a party or by which any of the assets or properties of each of USEP and USEP Offshore are bound or
(d) result in the creation of any lien or other encumbrance on any of the material assets or properties of each of USEP and USEP Offshore or the loss of any material license or other material contractual right with respect thereto.


                                   ARTICLE V

                CERTAIN AGREEMENTS REGARDING INVESTOR SECURITIES

               5.1     TRANSFERS.

               (a) The Investor understands that the Class A Common Units have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is predicated on the representations and warranties of the Investor set forth herein.

               (b) The Investor represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company. The Investor further represents that it is familiar with the business and financial condition, properties, operations and prospects of the Company and that it has had access, during the course of the transactions contemplated hereby and prior to its purchase of Class A Common Units, to the same kind of information that is specified in Part I of a registration statement under the Securities Act, and that it has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the investment and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor or to which the Investor has had access. The Investor has made, either alone or together with its advisors, such independent investigation of the Company the Investor deems to be, or its advisors deem to be, necessary or advisable in connection with this investment. The Investor understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

               (c) The Investor represents that it will not sell, transfer or otherwise dispose of the Class A Common Units without registration under the Securities Act and applicable state securities laws, or an exemption therefrom. The Investor understands that, in the absence of an effective registration statement covering the Class A Common Units or an available exemption from registration under the Securities Act and applicable state securities laws, the Class A Common Units must be held indefinitely. In particular, the Investor acknowledges that it is aware that the Class A Common Units may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. The Investor represents that, in the absence of an effective registration statement covering the Class A Common Units or an exemption from registration under the Securities Act, it will sell, transfer or otherwise dispose of the Class A Common Units only in a manner consistent with its representations set forth herein and then only in accordance with the LLC Agreement (as defined in Section 6.1).

               (d) The Investor represents that it (i) is capable of bearing the economic risk of holding the unregistered Class A Common Units for an indefinite period of time and has adequate means for providing for its current needs and contingencies, (ii) can afford to suffer a complete loss of this investment and (iii) understands all risk factors related to the purchase of the Class A Common Units.

               (e) The Investor understands that the purchase of the Class A Common Units involves a high degree of risk, that there is no established market for the Class A Common Units and that it is not likely that any public market for the Class A Common Units will develop in the near future.

               (f) The Investor represents that neither it nor anyone acting on its behalf has paid any commission or other remuneration to any person in connection with the purchase of the Class A Common Units.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT

               The obligations of the Company and the Investor hereunder are subject to the fulfillment of the following conditions:

               6.1 LIMITED LIABILITY COMPANY AGREEMENT. The Company and the Investor shall have executed and delivered a limited liability company agreement (the "LLC AGREEMENT").

               6.2 ASSET PURCHASE CONDITIONS. All conditions to the closing of the Asset Purchase shall have been performed or waived as of the date of such closing in accordance with the terms of the Purchase Agreement.

               6.3 SIMULTANEOUS PURCHASE. The U.S. Equity Group shall have contributed not less than $___________ in cash to the Company.

                                  ARTICLE VII

                                 MISCELLANEOUS

               7.1 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof, including without limitation the Original Agreement. Without limiting the generality or effect of the foregoing, the Investor hereby acknowledges and agrees that neither the U.S. Equity Group, WPMP, the Company nor any other person or entity made any representation or warranty or furnished any information with respect to the Company or the Class A Common Units upon which Investor relied in connection with the transactions contemplated hereby. Investor further acknowledges that it is a sophisticated entity and has independently made its own investment decision in respect thereof and hereby agrees not to pursue any claim or cause of action against the U.S. Equity Group, WPMP, the Company or any such other person or entity in connection therewith or as a result thereof and that its sole and exclusive remedies with respect to the transactions contemplated hereby will arise only out of a material breach of a representation, warranty or covenant herein.

               7.2 AMENDMENT. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by all of the parties hereto.


               7.3 NOTICES. All notices, statements, instructions or other documents provided for herein shall be in writing and shall be delivered either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, addressed to Investor, WPMP or the Company at its address set forth on the signature page hereto. Each party, by written notice given to the other party in accordance with this Section 7.3, may change the address to which notices, statements, instructions or other documents are to be sent to such party. All notices, statements, instructions and other documents hereunder will be deemed to have been given on the earlier of the date of actual delivery and three days after the date of mailing, except that notice of a change of address will be effective only upon actual delivery.

               7.4 SUCCESSORS; ASSIGNS. The terms and conditions of this Agreement will be binding on and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that rights and obligations under this Agreement may not be assigned or delegated by any party hereto without the prior written consent of the other party hereto.

               7.5 COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which will be deemed to be an original, but all of which shall together constitute one and the same instrument.

               7.6 SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction will not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement or such provision in any other jurisdiction, it being the intent of the parties hereto that all rights and obligations of the parties hereto under this Agreement shall be enforceable to the fullest extent permitted by law.

               7.7 HEADINGS. The section headings herein are for convenience of reference only and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof. All references to "Article", "Articles", "Section" and "Sections" refer to the corresponding Article, Articles, Section and Sections of this Agreement unless specifically noted otherwise.

               7.8 APPLICABLE LAW. The laws of the State of New York will govern this Agreement, regardless of the laws that might be applied under applicable principles of conflict of laws.

               7.9 NO THIRD PARTY BENEFICIARIES. This Agreement is intended to be solely for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    WBT HOLDINGS LLC

                                    By:          [SIG]
                                       --------------------------------------
                                            Name:
                                            Title:

                                    WP MANAGEMENT PARTNERS, L.L.C.

                                    By:          [SIG]
                                       --------------------------------------
                                            Name:
                                            Title:

                                    U.S. EQUITY PARTNERS, L.P.

                                    By:     WP Management Partners, L.L.C.,
                                            its General Partner

                                    By:          [SIG]
                                       --------------------------------------
                                            Name:
                                            Title:

                                    U.S. EQUITY PARTNERS (OFFSHORE), L.P.

                                    By:     WP Management Partners, L.L.C.,
                                            its General Partner

                                    By:          [SIG]
                                       --------------------------------------
                                            Name:
                                            Title:

Address for each of WBT Holdings LLC,
WP Management Partners, L.L.C., US.
Equity Partners, L.P. and
U.S. Equity Partners (Offshore), L.P.:

c/o WP Management Partners, L.L.C.
31 West 52nd Street
New York, New York  10019

Attention:     James C. Kingsbery
               Jordan Bernstein, Esq.

        IN WITNESS WHEREOF, the Investor has executed this Agreement as of the day and year first above written.

                                    U.S. EQUITY PARTNERS L.P.

                                    By:     WP Management Partners, L.L.C.,
                                            its general partner

                                    By:            [SIG]
                                       --------------------------------------
Address:


         AGGREGATE PRICE OF CLASS A                 NUMBER OF CLASS A
              COMMON UNITS                            COMMON UNITS
              $19,427,800.00                            4,856,950